                                                                  EXHIBIT 10.17

===============================================================================


===============================================================================


                                 LOAN AGREEMENT


                                  BY AND AMONG


                         STRATEGIC TIMBER PARTNERS, LP

                                      AND

                             PIONEER RESOURCES, LLC

                               AS THE BORROWERS,

                            THE LENDERS NAMED HEREIN


                                      AND


                               ABN AMRO BANK N.V.
                          AS THE ADMINISTRATIVE AGENT


                               ABN AMRO BANK N.V.
                                      AND
                               NATIONSBANK, N.A.
                      AS LEAD ARRANGERS AND BOOK MANAGERS

                               NATIONSBANK, N.A.
                 (A SUBSIDIARY OF BANK OF AMERICA CORPORATION)
                            AS THE SYNDICATION AGENT

                                SOCIETE GENERALE
                           AS THE DOCUMENTATION AGENT


                                 April 9, 1999
===============================================================================


===============================================================================

                               TABLE OF CONTENTS


                                                                                                               PAGE

ARTICLE I             DEFINITIONS.................................................................................2

         Section 1.1       Defined Terms..........................................................................2

         Section 1.2       Other Interpretive Provisions.........................................................29

                  (a)      Accounting Terms......................................................................29

                  (b)      Other Terms...........................................................................29

                  (c)      Performance; Time.....................................................................29

                  (d)      Laws..................................................................................30

                  (e)      Rounding..............................................................................30

                  (f)      Schedules And Exhibits................................................................30

ARTICLE II            THE CREDITS................................................................................30

         Section 2.1       Amounts And Terms Of Commitments......................................................30

                  (a)      Term Loan.............................................................................30

                  (b)      Revolving Credit Facility.............................................................30

                  (c)      Limitation On Each Lender's Obligation With Respect
                           to Revolving Loans....................................................................31

                  (d)      Funding Of Loans To The Administrative Agent..........................................31

                  (e)      Disbursement Of Loans To The Borrowers................................................31

                  (f)      General Provisions Relating To Loans..................................................31

                  (g)      Permitted Uses Of Loan Proceeds.......................................................32

                  (h)      Joint and Several Obligations.........................................................32

         Section 2.2       Notes.................................................................................32

                  (a)      Notations In The Lenders' Books And Records...........................................32

         Section 2.3       Repayment Of Principal Amount Of Loans................................................32

         Section 2.4       Payment Of Interest On The Loans......................................................33

                  (a)      Loans.................................................................................33

                  (b)      Interest Payment Dates................................................................33

                  (c)      Interest Upon Events Of Default.......................................................33

                  (d)      Limitations On Interest Rates.........................................................33

         Section 2.5       Procedure For The Borrowing Of Revolving Loans........................................33

         Section 2.6       Conversion And Continuation Elections.................................................34



                                      i.
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                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                                               PAGE

         Section 2.7       Special Provisions Governing Eurodollar Rate Loans....................................35

                  (a)      Determination Of Applicable Interest Rate.............................................35

                  (b)      Inability To Determine Applicable Interest Rate.......................................35

                  (c)      Illegality Or Impracticability Of LIBOR Loans.........................................36

                  (d)      Compensation For Breakage Or Non-Commencement Of Interest
                           Periods...............................................................................36

                  (e)      Booking Of LIBOR Loans................................................................37

                  (f)      Assumptions Concerning Funding Of LIBOR Loans.........................................37

                  (g)      Eurodollar Rate Loans After Default...................................................37

         Section 2.8       Optional Prepayments..................................................................37

         Section 2.9       Mandatory Prepayments.................................................................38

         Section 2.10      Commitment Fee For Providing Revolving Loan Commitments...............................38

         Section 2.11      Voluntary Reduction Of Commitments....................................................38

         Section 2.12      Calculation Of Interest And Fees......................................................38

         Section 2.13      Payments..............................................................................39

         Section 2.14      Payment On Non-Business Days..........................................................39

         Section 2.15      Application Of Payments...............................................................39

         Section 2.16      Distribution Of Payments..............................................................39

         Section 2.17      The Administrative Agent's Right To Assume Funds Available For
                           Revolving Loans.......................................................................39

         Section 2.18      The Administrative Agent's Right To Assume Payments Will Be
                           Made By The Borrowers.................................................................40

ARTICLE III           TAXES, YIELD PROTECTION AND ILLEGALITY.....................................................40

         Section 3.1       Taxes.................................................................................40

         Section 3.2       Increased Costs.......................................................................44

         Section 3.3       Capital Requirements..................................................................44

         Section 3.4       Certificates Of Lenders...............................................................44

         Section 3.5       Substitution Of Lenders...............................................................45

         Section 3.6       Survival..............................................................................45



                                      ii.

                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                                               PAGE

ARTICLE IV            CONDITIONS PRECEDENT TO CLOSING AND THE MAKING
                      OF LOANS...................................................................................45

         Section 4.1       Conditions Precedent To The Closing...................................................45

                  (a)      Corporate Documents...................................................................45

                  (b)      Loan Documents........................................................................47

                  (c)      Opinions Of Counsel...................................................................49

                  (d)      Pay-Off Letters.......................................................................49

                  (e)      Merger Documents......................................................................50

                  (f)      IPO Documents.........................................................................50

                  (g)      Consummation of the Merger............................................................50

                  (h)      Consummation of the IPO...............................................................50

                  (i)      Borrowing Base Availability...........................................................51

                  (j)      Governmental Consents.................................................................51

                  (k)      Third Party Consents..................................................................51

                  (l)      Timber Valuations.....................................................................51

                  (m)      Senior Management and Board of Directors of STT and STOC..............................51

                  (n)      Financial Statements..................................................................51

                  (o)      Harvest Plan..........................................................................52

                  (p)      Environmental Review..................................................................52

                  (q)      Material Agreements...................................................................52

                  (r)      Access Rights And Servitudes..........................................................52

                  (s)      Entitlements..........................................................................52

                  (t)      Title Policy..........................................................................52

                  (u)      Insurance.............................................................................52

                  (v)      No Material Adverse Change............................................................53

                  (w)      UCC Searches..........................................................................53

                  (x)      No Litigation.........................................................................53

                  (y)      The Borrowers' Bring-Down Certificate.................................................53

                  (z)      Arrangers/Agent Fee Letter............................................................53



                                     iii.

                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                                               PAGE

                  (aa)     Escrow Agreement......................................................................53

                  (bb)     Funds Transfer Memorandum.............................................................53

                  (cc)     Fees And Costs........................................................................54

                  (dd)     Other Documents.......................................................................54

         Section 4.2       The Making Of Loans...................................................................54

ARTICLE V             THE BORROWERS' REPRESENTATIONS AND WARRANTIES..............................................54

         Section 5.1       Organization, Power And Authority Of The Borrowers....................................54

         Section 5.2       Organization, Power And Authority of The Borrowers'
                           Subsidiaries..........................................................................55

         Section 5.3       Loan Documents Authorized; Binding Obligations........................................55

         Section 5.4       No Conflict...........................................................................56

         Section 5.5       Capital Structure.....................................................................56

         Section 5.6       Financial Condition...................................................................56

         Section 5.7       No Material Adverse Change............................................................57

         Section 5.8       Ownership Of Properties...............................................................57

         Section 5.9       Litigation............................................................................57

         Section 5.10      Material Documents; Third Party Consents..............................................57

         Section 5.11      No Government Consents Needed.........................................................57

         Section 5.12      Solvency..............................................................................57

         Section 5.13      Management And Labor Agreements.......................................................57

         Section 5.14      ERISA Compliance......................................................................58

         Section 5.15      Margin Regulations....................................................................58

         Section 5.16      Taxes.................................................................................59

         Section 5.17      Intellectual Property Rights..........................................................59

         Section 5.18      Other Regulations.....................................................................59

         Section 5.19      Year 2000.............................................................................59

         Section 5.20      Nature Of Representations And Warranties..............................................59

ARTICLE VI            INSURANCE..................................................................................60

         Section 6.1       Insurance By The Borrowers And Services...............................................60

         Section 6.2       General Insurance Requirements........................................................60



                                      iv.

                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                                               PAGE

                  (a)      Workers' Compensation Insurance.......................................................60

                  (b)      Employer's Liability Insurance........................................................60

                  (c)      General Liability Insurance...........................................................60

                  (d)      Automobile Liability Insurance........................................................60

                  (e)      Excess Insurance......................................................................60

                  (f)      Standing Timber.......................................................................61

         Section 6.3       Endorsements..........................................................................61

         Section 6.4       Conditions............................................................................61

         Section 6.5       Evidence Of Insurance.................................................................61

         Section 6.6       Failure To Maintain Insurance.........................................................62

ARTICLE VII           AFFIRMATIVE COVENANTS OF THE BORROWER......................................................62

         Section 7.1       Records And Reports...................................................................62

                  (a)      Quarterly Borrower-Prepared Financial Statements......................................62

                  (b)      Annual Audited Financial Statements...................................................63

                  (c)      Accountants' Statement................................................................63

                  (d)      Compliance Certificate................................................................64

                  (e)      Borrowing Base Certificate............................................................64

                  (f)      Quarterly Timber Report...............................................................64

                  (g)      Merchantable Timber Valuation Reports.................................................65

                  (h)      Financial Forecasts...................................................................65

                  (i)      Other Reports.........................................................................65

                  (j)      Notices...............................................................................65

                  (k)      ERISA.................................................................................66

                  (l)      SEC Filing............................................................................66

                  (m)      Other Information.....................................................................66

         Section 7.2       Maintenance Of Rights And Properties..................................................67

                  (a)      Maintenance Of Existence And Rights...................................................67

                  (b)      Maintenance Of Properties.............................................................67

         Section 7.3       Taxes And Other Liabilities...........................................................67

         Section 7.4       Inspection Of Books And Records.......................................................67



                                      v.

                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                                               PAGE

         Section 7.5       Marketing Of Timber...................................................................68

         Section 7.6       Compliance With Laws..................................................................68

         Section 7.7       Interest Rate Protection..............................................................68

         Section 7.8       New Subsidiaries......................................................................68

         Section 7.9       Agreements............................................................................68

         Section 7.10      Supplemental Disclosure...............................................................68

         Section 7.11      Further Assurances....................................................................69

ARTICLE VIII          NEGATIVE COVENANTS OF THE BORROWERS........................................................69

         Section 8.1       Limitation On Liens...................................................................69

         Section 8.2       Disposition Of Assets.................................................................70

         Section 8.3       Consolidations And Mergers............................................................71

         Section 8.4       Acquisitions; Loans And Investments...................................................71

         Section 8.5       Limitation On Indebtedness............................................................73

         Section 8.6       Transactions With Affiliates..........................................................74

         Section 8.7       Use Of Proceeds.......................................................................74

         Section 8.8       Lease Obligations.....................................................................74

         Section 8.9       Capital Expenditures..................................................................75

         Section 8.10      Restricted Distributions..............................................................75

         Section 8.11      Modification Of Certain Agreements....................................................76

         Section 8.12      Maintenance Of Business...............................................................76

         Section 8.13      ERISA.................................................................................76

         Section 8.14      No Use Of Any Lender's Name...........................................................76

         Section 8.15      Accounting Changes....................................................................77

ARTICLE IX            FINANCIAL COVENANTS OF THE BORROWERS.......................................................77

         Section 9.1       Minimum Interest Coverage Ratio.......................................................77

         Section 9.2       Maximum Leverage Ratio................................................................77

         Section 9.3       Minimum Fixed Charge Coverage Ratio...................................................78

ARTICLE X             EVENTS OF DEFAULT AND REMEDIES.............................................................78

         Section 10.1      Events Of Default.....................................................................78

                  (a)      Installments Of Principal.............................................................78



                                      vi.
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                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                                               PAGE

                  (b)      Other Payments........................................................................78

                  (c)      Cross Defaults........................................................................78

                  (d)      Representations And Warranties Of The Borrowers.......................................78

                  (e)      Specific Defaults.....................................................................79

                  (f)      Other Defaults........................................................................79

                  (g)      Insolvency; Voluntary Proceedings.....................................................79

                  (h)      Involuntary Proceedings...............................................................79

                  (i)      Monetary Judgments....................................................................79

                  (j)      Non-Monetary Judgments................................................................80

                  (k)      Collateral............................................................................80

                  (l)      ERISA.................................................................................80

                  (m)      Change of Control.....................................................................80

                  (n)      Event of Default Under Intercreditor Agreement........................................80

         Section 10.2      Waiver Of Default.....................................................................80

         Section 10.3      Remedies..............................................................................80

         Section 10.4      Set-Off...............................................................................81

                  (a)      Rights Of Set-Off.....................................................................81

                  (b)      The Administrative Agent's Consent To Set-Off Required................................81

         Section 10.5      Sharing Of Payments...................................................................81

         Section 10.6      Rights And Remedies Cumulative........................................................82

ARTICLE XI            THE ADMINISTRATIVE AGENT...................................................................82

         Section 11.1      Appointment And Authorization.........................................................82

         Section 11.2      Delegation Of Duties..................................................................82

         Section 11.3      Exculpatory Provisions................................................................82

         Section 11.4      Reliance By The Administrative Agent..................................................83

         Section 11.5      Notice Of Default.....................................................................83

         Section 11.6      Credit Decision.......................................................................84

         Section 11.7      Indemnification.......................................................................84

         Section 11.8      The Administrative Agent In Individual Capacity.......................................85

         Section 11.9      Successor Administrative Agent........................................................85



                                     vii.
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                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                                               PAGE


         Section 11.10     Collateral Matters....................................................................86

ARTICLE XII           MISCELLANEOUS..............................................................................86

         Section 12.1      Amendments And Waivers................................................................86

         Section 12.2      Notices...............................................................................87

         Section 12.3      No Waiver By Administrative Agent Or The Lenders......................................88

         Section 12.4      Entire Agreement; Construction........................................................88

         Section 12.5      Indemnification.......................................................................88

         Section 12.6      Costs And Expenses....................................................................89

         Section 12.7      Reliance By The Lenders...............................................................90

         Section 12.8      Marshalling; Payments Set Aside.......................................................90

         Section 12.9      No Set-Offs By The Borrowers..........................................................90

         Section 12.10     Successors And Assigns................................................................90

         Section 12.11     Assignments, Participations, Etc......................................................90

         Section 12.12     Headings..............................................................................93

         Section 12.13     Severability..........................................................................93

         Section 12.14     Notification Of Addresses, Lending Offices, Etc.......................................93

         Section 12.15     No Third Parties Benefited............................................................93

         Section 12.16     Relationship Of Parties...............................................................93

         Section 12.17     Time..................................................................................94

         Section 12.18     Counterparts..........................................................................94

         Section 12.19     Joinder to Collateral Agency Agreement and Intercreditor
                           Agreement.............................................................................94

         Section 12.20     Equitable Relief......................................................................94

         Section 12.21     Obligations Of Each Borrower..........................................................94

         Section 12.22     Co-Borrower Waivers...................................................................95

         Section 12.23     Notice Of Claims; Claims Bar..........................................................97

         Section 12.24     Waiver Of Punitive Damages............................................................97

         Section 12.25     Governing Law.........................................................................98

         Section 12.26     Service Of Process....................................................................98

         Section 12.27     Waiver Of Jury Trial..................................................................98


                                     viii.
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                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                                               PAGE

         Section 12.28     Submission to Jurisdiction............................................................98

         Section 12.29     Agreements in Writing.................................................................99



                                      ix.

                                 LOAN AGREEMENT


         THIS LOAN AGREEMENT is entered into as of April 9, 1999, by and among STRATEGIC TIMBER PARTNERS, LP, a Delaware limited partnership ("STP"), and Pioneer Resources, LLC, an Oregon limited liability company ("Pioneer"), as co-borrowers (each a "Borrower" and collectively, the "Borrowers"), the LENDERS (as defined below) and ABN AMRO BANK N.V., not in its individual capacity, but solely as Administrative Agent for the benefit of the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

                                    RECITALS

         A. As of the date of this Agreement and without giving effect to the Merger (as defined below), Strategic Timber Trust II, LLC, a Georgia limited liability company ("STTII"), owns one hundred percent (100.0%) of the membership interests of Strategic Timber Two Operating Co. LLC, a Georgia limited liability company ("STTOC"), which in turn is the sole general partner of Strategic Timber Partners II, LP, a Georgia limited partnership ("STPII"). STTOC, Mach One Partners, LLC, a Georgia limited liability company ("Mach One"), Gregory M. Demers, an individual ("Demers"), T. Yates Exley, an individual ("Exley"), King Investment Group, Inc., an Oregon corporation ("King"), Old Pioneer, LLC, an Oregon limited liability company ("Old Pioneer"), Darrick Salyers, an individual ("Salyers"), and James A. Youel, an individual ("Youel"; and together with Demers, Exley, King, Old Pioneer and Salyers collectively referred to as the "Demers Group") collectively own one hundred percent (100.0%) of the limited partnership interests of STPII, and STPII owns one hundred percent (100.0%) of the membership interests in Pioneer.

         B. Strategic Timber Trust, Inc., a Georgia corporation ("STT"), owns one hundred percent (100.0%) of the outstanding capital stock of Strategic Timber Operating Company, a Delaware corporation ("STOC"), which is the sole general partner of STP. Louisiana Timber Partners, LLC, a Georgia limited liability company ("LTP"), and STT collectively own one hundred percent (100.0%) of the limited partnership interests of STP.

         C. In connection with and immediately prior to the closing of the IPO of shares of common stock of STT only, STTII, STTOC and STPII will be merged into STP, with STP being the surviving entity (the "Merger"). Following the consummation of the Merger, STOC will be the sole general partner of STP, and STT, Mach One, the Demers Group and LTP collectively will own one hundred percent (100.0%) of the limited partnership interests of STP. STP will own one hundred percent (100.0%) of the membership interests of Pioneer.

         D. STP and Pioneer own Timberlands in Louisiana, California, Oregon and Washington.

         E. The Borrowers have requested that the Lenders and the Administrative Agent enter into this Agreement pursuant to which the Lenders severally agree (in accordance with their respective Commitments) to advance to the Borrowers (i) at Closing, Term Loans in the aggregate amount of $200,000,000 and Revolving Loans in an amount equal to a portion of the availability under the Lenders' Aggregate Revolving Commitment (subject to the Borrowing



                                      1.

Base Availability) for the purpose of refinancing the remainder of the Existing STP Debt and the Existing Pioneer Debt (after the application of the Net Issuance Proceeds of the IPO to repay and retire in their entirety the Existing STT Debt and the Existing STT II Debt and repay a portion of the Existing STP
Debt) and funding certain transaction costs in connection with the Merger, the IPO and the financing evidenced by this Agreement and the other Loan Documents, and (ii) thereafter from time to time, Revolving Loans, subject to the terms and conditions of this Agreement including Borrowing Base Availability, for the purpose of funding (1) working capital and general business purposes, (2) permitted acquisitions, including the acquisition of additional Timberlands, and (3) permitted distributions.

         F. The Lenders have agreed to make the Loans described in this Agreement available to the Borrowers, but only on the terms, subject to the conditions and in reliance on the representations and warranties set forth below.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants set forth below, and intending to be legally bound, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.1 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

         "ABN AMRO" means ABN AMRO Bank N.V., a Dutch banking corporation.

         "Acquisition" means any transaction, or any series of related transactions, by which either Borrower or any of its Subsidiaries directly or indirectly (a) acquires any ongoing business or all or substantially all of the assets of any firm, partnership, limited liability company, real estate investment trust, business trust or other similar trust, joint venture, corporation or division thereof, whether through purchase of assets, merger or otherwise, (b) acquires (in one transaction or as the most recent transaction in a series of transactions) control of at least a majority of the capital stock of a corporation having ordinary voting power for the election of directors, (c) acquires control of fifty percent (50.0%) or more of the ownership interest in any partnership, limited liability company or joint venture or (d) in a single or in a series of related transactions, from one or more Persons, acquires assets, including Timberlands and other related Properties and facilities, including mills and other Timber conversion or processing facilities, having an aggregate, all-in purchase price of at least $2,000,000.

         "Actual Title Policy" has the meaning set forth in SECTION 4.1(T).

         "Adjusted LIBOR" means, for each Interest Period in respect of LIBOR Loans comprising part of the same Borrowing, an interest rate per annum (rounded upward to the nearest 1/16th of one percent (0.0625%)) determined pursuant to the following formula:



                                      2.

                   Adjusted LIBOR =                 LIBOR
                                      --------------------------------------
                                       1.00 - Eurodollar Reserve Percentage

The Adjusted LIBOR shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

         "Administrative Agent" has the meaning set forth in the PREAMBLE and also means and includes any successor Administrative Agent appointed pursuant to SECTION 11.9.

         "Administrative Agent-Related Persons" means the Administrative Agent, and any successor Administrative Agent, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons.

         "Administrative Agent's Payment Office" means the address for payments set forth on the signature page hereto in relation to the Administrative Agent or such other address as the Administrative Agent may from time to time specify in accordance with SECTION 12.2.

         "Affected Lender" has the meaning set forth in SECTION 2.7(C).

         "Affiliate" means, with respect to any Person, each other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Pension Plan or Employee Benefit Plan). A Person shall be deemed to be "controlled by" another Person if such other Person possesses, directly or indirectly, power (a) to vote five percent (5.0%) or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors, managing general partners or managing members or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "Aggregate Commitments" means the combined Commitments of the Lenders in the initial aggregate principal amount of Three Hundred Seventy-Five Million Dollars ($375,000,000).

         "Aggregate Revolving Commitment" means the combined Revolving Loan Commitments of the Lenders in the initial aggregate principal amount of One Hundred Seventy-Five Million Dollars ($175,000,000).

         "Aggregate Term Commitment" means the combined Term Loan Commitments of the Lenders in the initial aggregate principal amount of Two Hundred Million Dollars ($200,000,000).

         "Agreement" means this Loan Agreement dated as of April 9, 1999, including all amendments, modifications and supplements hereto and all appendices, exhibits and schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect from time to time.

         "Annual Merchantable Timber Valuation Report" has the meaning set forth in SECTION 7.1(G)(I).



                                      3.

          "Applicable Fee Rate" means the following rate, expressed as a percentage of the unused Revolving Commitments, based on the Leverage Ratio maintained by STP, on a consolidated basis, as determined as of the end of the most recent Fiscal Quarter for which the Borrowers have furnished a Compliance Certificate to the Administrative Agent pursuant to SECTION 7.1(D), commencing with the Compliance Certificate for the Fiscal Quarter ending September 30, 1999:

                  ======================================================
                         LEVERAGE RATIO                    UNUTILIZED
                                                           REVOLVING
                                                           COMMITMENT
                  ------------------------------------------------------
                                                         Applicable Fee
                                                             Rate
                  ======================================================
                  Less than or equal to 4.0:1.0             0.375%
                  ------------------------------------------------------
                  Greater than 4.0:1.0                       0.50%
                  ======================================================

Notwithstanding anything to the contrary contained in this Agreement, (a) the Applicable Fee Rate during the Initial Period shall be one-half of one percent (0.50%), (b) if at any time during a Fiscal Quarter the aggregate amount of outstanding Funded Debt, including, without limitation, all outstanding Loans and Pari Passu Debt, exceeds an amount equal to eighty percent (80.0%) of the Borrowing Base as in effect at such time, the Applicable Fee Rate shall be one-half of one percent (0.50%), and (c) except as otherwise provided, the Applicable Fee Rate shall be subject to increase or decrease, as provided above, based on the current Leverage Ratio determined with any change in the Applicable Fee Rate being effective as of the first day of the Fiscal Quarter next succeeding such date of determination; provided that in no event shall the Borrowers be entitled to a decrease in the Applicable Fee Rate if a Default or Event of Default has occurred and is continuing at the time such decrease would become effective.

         "Applicable Margin" means with respect to any Base Rate Loan or any LIBOR Loan, as applicable, the following margin, expressed as a percentage, based on the current Leverage Ratio maintained by STP, on a consolidated basis, as determined as of the end of the most recent Fiscal Quarter for which the Borrowers have furnished a Compliance Certificate to the Administrative Agent pursuant to SECTION 7.1(D), commencing with the Compliance Certificate for the Fiscal Quarter ending September 30, 1999:



                                      4.

                       ==============================================================================
                                  LEVERAGE RATIO                                   LOANS
                       ------------------------------------------------------------------------------
                                                                       Applicable          Applicable
                                                                      Margin for           Margin for
                                                                      LIBOR Loans           Base Rate
                                                                                             Loans
                       ------------------------------------------------------------------------------
                       Less than or equal to 4.0:1.0                     1.75%              0.25%
                       (LEVEL I)
                       ------------------------------------------------------------------------------
                       Less than or equal to 4.5:1.0 but                 2.00%              0.50%
                       greater than 4.0:1.0 (LEVEL II)
                       ------------------------------------------------------------------------------
                       Less than or equal to 5.0:1.0 but                 2.25%              0.75%
                       greater than 4.5:1.0 (LEVEL III)
                       ------------------------------------------------------------------------------
                       Less than or equal to 5.5:1.0 but                 2.50%              1.00%
                       greater than 5.0:1.0 (LEVEL IV)
                       ------------------------------------------------------------------------------
                       Greater than 5.5:1.0 (LEVEL V)                    3.00%              1.50%
                       ==============================================================================

Notwithstanding anything to the contrary contained in this Agreement, (a) the Applicable Margin applying to Base Rate Loans during the Initial Period shall be one percent (1.0%), (b) the Applicable Margin applying to LIBOR Loans during the Initial Period shall be two and one-half percent (2.50%), (c) the Applicable Margin applying to any Base Rate Loan shall be subject to increase or decrease, as provided above, based on the current Leverage Ratio, with any change in the Applicable Margin being effective as of the first day of the Fiscal Quarter next succeeding such date of determination; provided, that if any Base Rate Loan is repaid after the end of any Fiscal Quarter but prior to the delivery of the Compliance Certificate for such Fiscal Quarter, such Base Rate Loan shall, for such period (from the first Business Day of such Fiscal Quarter until the date of delivery of the Compliance Certificate), continue to have the same Applicable Margin as applied during the prior Fiscal Quarter, (d) if at any time during a Fiscal Quarter the aggregate amount of outstanding Funded Debt, including, without limitation, all outstanding Loans and Pari Passu Debt, exceeds an amount equal to eighty percent (80.0%) of the Borrowing Base as in effect at such time, the Applicable Margin applying to any Base Rate Loan or any LIBOR Loan outstanding during such Fiscal Quarter shall either be that corresponding to Level IV on the grid set forth above (if the Applicable Margin, but for the application of this clause (d), otherwise would be that corresponding to Levels I, II III or IV) or to Level V on the grid set forth above (if the Applicable Margin otherwise would be that corresponding to Level
V) and (e) the Applicable Margin applying to any LIBOR Loan having an Interest Rate Determination Date occurring after the end of any Fiscal Quarter but prior to the delivery of the Compliance Certificate for such Fiscal Quarter shall be based on the Leverage Ratio calculated as of the last day of the most recent Fiscal Quarter for which the Borrowers have delivered a Compliance Certificate; provided that in no event shall the Borrowers be entitled to a decrease in the Applicable Margin if a Default or an Event of Default has occurred and is continuing at the time such decrease otherwise would become effective.

         "Applicable Timber Valuation Report" means, as of any date of determination, the October 1998 Pioneer Valuation, December 1998 STP Valuation, the Updated Pioneer



                                      5.

Valuation, the Updated STP Valuation, the Annual Merchantable Timber Valuation Report or the Updated Merchantable Timber Valuation Report, whichever has been most recently delivered, as of such date of determination, by the Borrowers to the Administrative Agent and each Lender.

         "Arrangers/Agent Fee Letter" means the side letter relating to fees dated April 9, 1999, among STP, Pioneer, ABN AMRO and Bank of America, National Trust and Savings Association.

         "Assignee" has the meaning set forth in SECTION 12.11(A).

         "Assignment and Acceptance" has the meaning specified in SECTION 12.11(A).

         "Attorney Costs" means and includes all reasonable fees and disbursements of any law firm or other external counsel.

         "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978, as codified under Title 11 of the United States Code, and the Bankruptcy Rules promulgated thereunder, as amended.

         "Base Rate" means for any day, the higher of (a) the per annum floating rate established by ABN AMRO at its branch office in Chicago, Illinois as its "prime rate" for domestic (United States) commercial loans in effect on such day, and (b) the per annum floating rate equal to one-half of one percent (0.50%) in excess of the Federal Funds Rate in effect on such day. ABN AMRO's prime rate is a rate set by ABN AMRO based upon various factors, including ABN AMRO's costs and desired return, general economic conditions and other factors, and is neither directly tied to an external rate of interest or index or necessarily the lowest nor best rate of interest actually charged by ABN AMRO at any given time to any customer or particular class of customers for any particular credit extension. ABN AMRO may make commercial or other loans at rates of interest at, above or below its prime rate.

         "Base Rate Loan" means a Loan that bears interest based on the Base
Rate.

         "Borrower(s)" has the meaning set forth in THE PREAMBLE.

         "Borrowing" means a borrowing under this Agreement consisting of Loans made to either Borrower on the same day by the Lenders pursuant to ARTICLE II.

         "Borrowing Base" means, as calculated for the Borrowers, on a consolidated basis, as of any date of determination, an amount equal to the sum of (a) an amount equal to eighty percent (80.0%) of the contract price for all Timber sold forward under Eligible Timber Agreements (calculated on the basis of the applicable floor or minimum price over the remaining term of such Eligible Timber Agreements), whether title to such underlying Timber transfers immediately, as under a timber deed, or at the time such Timber is harvested, plus (b) an amount equal to sixty percent (60.0%) of the Value of Merchantable Timber. The Borrowing Base advance rate percentage applicable under clause (b), above, shall be reduced incrementally and automatically by two percent (2.0%) on each anniversary of the Closing Date (i.e., to 58% on the first



                                      6.

anniversary of the Closing, 56% on the second anniversary, 54% on the third anniversary, and so on).

         "Borrowing Base Availability" means, as of any date of determination, an amount equal to the Borrowing Base minus Funded Debt (including, without limitation, all outstanding Loans and Pari Passu Debt).

         "Borrowing Base Certificate" means a certificate signed by the chief financial officer of each Borrower, substantially in the form set forth in EXHIBIT C, completed with appropriate insertions.

         "Business" means the acquisition, ownership, management and harvesting of Timber and activities incidental thereto.

         "Business Day" means any day other than a Saturday, Sunday or other day on which banking institutions in the States of Illinois, New York, Louisiana, Oregon or Washington are authorized or required by law or other governmental action to close, except that if any determination of a "Business Day" shall relate to a LIBOR Loan, the term "Business Day" shall also mean a day on which dealings are carried on in the London interbank market.

         "Canal" means Canal Forest Resources, Inc.

         "Capital Expenditures" means all expenditures for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one (1) year and which are required to be capitalized under GAAP.

         "Capital Lease Obligation" means, with respect to any capital lease, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such Person in respect of such Capital Lease or otherwise be disclosed in a note to such balance sheet.

         "Cash Equivalents" means:

                  (A) securities issued or unconditionally guaranteed or insured by the United States Government or any agency or any State thereof and backed by the full faith and credit of the United States or such State having maturities of not more than one (1) year from the date of acquisition;

                  (B) certificates of deposit, time deposits, Eurodollar time deposits, repurchase agreements, reverse repurchase agreements or bankers' acceptances, having in each case a tenor of not more than one (1) year, issued by any Lender, or by any nationally or state chartered commercial bank or any branch or agency of a foreign bank licensed to conduct business in the United States having combined capital and surplus of not less than $100,000,000 whose short term securities are rated at least A-1 by Standard & Poor's Rating Group and P-1 by Moody's Investors Service, Inc.; and



                                      7.

                  (C) commercial paper of an issuer rated at least A-1 by Standard & Poor's Rating Group or P-1 by Moody's Investors Service, Inc. and in either case having a tenor of not more than two hundred and seventy (270) days.

         "Change of Control" means any of (a) STT shall cease to own of record and beneficially at least fifty-one (51.0%) of the aggregate Partnership Units (as defined in and determined pursuant to the STP Partnership Agreement) in STP, (b) STOC shall cease to be the sole general partner of the STP, (c) STT shall cease to own of record and beneficially one hundred percent (100.0%) of the outstanding shares of STOC and (d) STP shall cease to be the sole member of Pioneer.

         "Charges" means all federal, state, county, parish, city, municipal, local, foreign or other governmental taxes, levies, assessments, charges or claims, in each case then due and payable, upon or relating to (a) the Collateral, (b) the Loans, (c) each Borrower's employees, payroll, income or gross receipts, (d) each Borrower's ownership or use of any of its Properties or assets or (e) any other aspect of each Borrower's business.

         "Closing" means the time at which each of the conditions precedent set forth in SECTION 4.1 shall have been duly satisfied by the Borrowers, as determined by the Lenders, in their discretion.

         "Closing Date" means the date on which the Closing occurs.

         "Code" means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations adopted thereunder.

         "Collateral" means all Property and interests in Property, and all proceeds thereof, including the Property covered by the Collateral Documents, now existing or hereafter acquired, that may at any time be or become subject to a Lien granted or created in favor of the Collateral Agent, for the benefit of itself and the Lenders, to secure the full and complete payment and performance of each Borrower's Obligations under this Agreement and under the other Loan Documents.

         "Collateral Agency Agreement" means that Collateral Agency Agreement dated as of the date of this Agreement by and among the Collateral Agent and the Lenders and such Pari Passu Lenders as may hereafter become a party thereto by executing a joinder agreement in the form of Exhibit A to the Collateral Agency Agreement.

         "Collateral Agent" means ABN AMRO, not when acting in its individual capacity, but solely when acting in its capacity as Collateral Agent under the Collateral Agency Agreement or any of the other Collateral Documents, and any successor Collateral Agent appointed pursuant to Section 2.8 of the Collateral Agency Agreement.

         "Collateral Documents" means, collectively, (a) the Timberlands Mortgages, the Security Agreements, the Financing Statements and such other agreements, assignments, documents and instruments (other than and expressly excluding the Pledge Documents) from time to time executed and delivered by either Borrower granting, assigning or transferring or otherwise evidencing or relating to any Lien granted, assigned or transferred to the Collateral



                                      8.

Agent pursuant to or in connection with the transactions contemplated by this Agreement and (b) any amendments, supplements, modifications, renewals, restatements, replacements, consolidations, substitutions and extensions of any of the foregoing.

         "Commitment" means, as to each Lender, the amount set forth on
SCHEDULE 1 next to such Lender's name as its Revolving Loan Commitment or its Term Loan Commitment.

         "Commitment Percentage" means, as to any Lender's Term Loan Commitment, such Lender's Term Commitment Percentage, and as to any Lender's Revolving Loan Commitment, such Lender's Revolving Commitment Percentage.

         "Compliance Certificate" means a certificate signed by the chief financial officer of each Borrower, substantially in the form set forth in EXHIBIT D, with such changes therein as the Administrative Agent may from time to time reasonably request for the purpose of having such certificate disclose the matters certified therein and the method of computation thereof.

         "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another, including any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including any such obligation for which that Person is in effect liable through any agreement (contingent or otherwise) (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation (whether in the form of loans, advances, capital stock purchases, capital contributions or otherwise), or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof, or (e) to make payment for any products, materials or supplies or for any transportation, services or lease regardless of the non-delivery or non-furnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guaranty or other support arrangement.

         "Continuation Date" means any date on which either Borrower elects to continue a LIBOR Loan into another Interest Period.



                                      9.

         "Conversion Date" means any date on which either Borrower elects to convert a Base Rate Loan to a LIBOR Loan or a LIBOR Loan to a Base Rate Loan.

         "Cutting Rights Agreements" means all timber deeds, timber leases, timber mortgages, cutting rights agreements and other agreements, contracts, arrangements or other contractual obligations, whether now existing or hereafter entered into, whereby either Borrower or its predecessors in interest have granted, grant or will grant to third Persons the right to cut, harvest or otherwise remove Timber from the Timberlands or any other real property owned or leased by such Borrower.

         "December 1998 STP Valuation" means that Bel-Quatre Quarterly Value Update dated February 5, 1999 prepared by Canal and addressed to ABN AMRO stating a valuation of the Timberlands and other Land owned by STP located in Louisiana as of December 31, 1998.

          "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

         "Default Rate" has the meaning set forth in SECTION 2.4(C).

         "Demers Group" has the meaning set forth in RECITAL A.

         "Designated Deposit Account" means the deposit account designated by each Borrower from time to time by written notice to the Administrative Agent, for the purpose of receiving the disbursement of Loans, which designation shall be subject to the Administrative Agent's prior written approval.

         "Designation of Responsible Persons" means a separate Designation of Responsible Persons dated the date of this Agreement, executed by an authorized officer of each Borrower, substantially in the form of EXHIBIT F, identifying the officers of such Borrower as having authority to request, convert or continue Loans hereunder.

         "Disclosure Schedule" means SCHEDULE 2.

         "Disposition" means the sale, lease, conveyance or other disposition by either Borrower of any of its respective Property or other assets in a single transaction or related series of transactions.

         "Dollars," "dollars" and "$" each mean lawful money of the United States of America.

         "Domestic Lending Office" means, with respect to each Lender, the office of that Lender designated as such in the signature pages hereto or such other office of the Lender as it may from time to time specify to the Borrowers and the Administrative Agent.

         "Due Inquiry" means any and all inquiry, investigation and analysis which a prudent Person would undertake and complete with diligence with the intent of coming to an understanding appropriate to the scope of importance of the subject to which the inquiry relates.



                                      10.

         "EBITDDA" means, as calculated for STP, on a consolidated basis (including Pioneer), for any period as of any date of determination, the sum of
(a) Net Income, plus (b) all amounts treated as expenses for depreciation and the amortization of intangibles of any kind to the extent included in the determination of Net Income, plus (c) all amounts treated as expenses for the depletion of Timber from the Timberlands owned by STP and its consolidated Subsidiaries, plus (d) Net Interest Expense to the extent included in the determination of Net Income, plus (e) net taxes on income attributable to the business of STP and its Subsidiaries (including Pioneer).

         "Effective Amount" means with respect to any Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowing and prepayments or repayments thereof occurring on such date.

         "Eligible Assignee" means (a) a commercial bank organized under the laws of the United States, or any State thereof, and having combined capital and surplus of at least $100,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development ("OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000; provided, however, that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD or the Cayman Islands; (c) the central bank of any country which is a member of the OECD; (d) a finance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having a combined capital and surplus of at least $100,000,000; (e) an insurance company organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (f) any Lender party to this Agreement;
(g) any Lender Affiliate and (h) any other Person approved by the Administrative Agent and each Borrower, such approval not to be unreasonably withheld; provided, however, that (1) each Borrower's approval shall not be required so long as an Event of Default has occurred and is continuing and (ii) an Affiliate of either Borrower shall not qualify as an Eligible Assignee.

         "Eligible Timber Agreement" means a Cutting Rights Agreement or a Timber Sales Agreement:

                  (A) which is entered into by either Borrower with a Person (other than (i) an Affiliate of such Borrower or (ii) a Governmental Authority) having a minimum senior unsecured rating by Moody's Services, Inc. of Baa3 or Standard & Poor's Corporation of BBB-;

                  (B) which is subject to the Collateral Agent's perfected fully enforceable first priority Lien and no other Lien except a Permitted Lien;

                  (C) which includes annual or quarterly volume purchase obligations (based on Fiscal Years or Fiscal Quarters) for the amount of Timber to be cut or harvested, but only to the extent that such volume requirements remain to be harvested (i) in respect of agreements with annual requirements, for the Fiscal Year in which the date of determination is being made and the Fiscal Year immediately subsequent to such current Fiscal Year, or (ii) in respect of agreements with quarterly requirements, for the Fiscal Quarter in which the date of determination



                                      11.

is being made and the seven (7) Fiscal Quarters immediately and serially subsequent to such current Fiscal Quarter (but, in any case, without inclusion of possible extensions of such term of up to an aggregate of six (6) months on account of force majeure events);

                  (D) as and to the extent to which the contract price remains unpaid or outstanding and title to the Timber subject to such Cutting Rights Agreement or Timber Sale Agreement has not been transferred from either Borrower;

                  (E) which has a fixed floor or minimum price for Timber to be cut or harvested;

                  (F) as to which the Lenders' Forestry Consultants have confirmed the volume estimate;

                  (G) as to which the other Person party to such Cutting Rights Agreement or Timber Sales Agreement has not disputed liability;

                  (H) as to which the other Person party to such Cutting Rights Agreement or Timber Sales Agreement has not commenced a voluntary Insolvency Proceeding or had an order for relief or similar order or decree has been entered in an involuntary Insolvency Proceeding in respect of such Person; and

                  (I) as to which a copy of which has been furnished to and is reasonably acceptable to the Administrative Agent.

         "Employee Benefit Plan" means any Pension Plan and any employee welfare benefit plan, as defined in Section 3(1) of ERISA, that is maintained for the employees of any Person or any ERISA Affiliate of such Person.

         "Environmental Indemnity" means the Environmental Indemnity dated as of the date of this Agreement, executed and delivered by the Borrowers and STT, jointly and severally and in solido, in favor of and to each of the Lenders and the Administrative Agent.

         "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

         "ERISA Affiliate" means, as applied to any Person, any trade or business (whether or not incorporated) under common control with either Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

         "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by either Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by such Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment



                                      12.

as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon such Borrower or any ERISA Affiliate.

         "Escrow Agent" means Fidelity National Title Insurance Company.

         "Escrow Agreement" means that Escrow Agreement dated prior to the Closing Date, executed by the Escrow Agent, each Borrower, the Administrative Agent, the Collateral Agent, ABN AMRO, as the agent for the Lenders in respect of the Existing STP Debt, and First Union National Bank, as the agent for the Lenders in respect of the Existing Pioneer Debt, setting forth, among other things, the mechanics and instructions to effect the due recording in the recording office of the applicable Governmental Authorities of all reconveyances of timber mortgages and UCC financing statements securing the Existing STP Debt, all timber deeds of trust and UCC financing statements securing the Existing Pioneer Debt, the Timberlands Mortgages, the Financing Statements, requests for notices and other documents to be recorded of record.

         "Eurodollar Reserve Percentage" means the reserve percentage (expressed as a decimal, rounded upward to the nearest 1/100th of one percent (0.01%)) in effect on the date LIBOR for such Interest Period is determined (whether or not applicable to any Lender) under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities") having a term comparable to such Interest Period.

         "Event of Default" means any of the events or circumstances set forth in SECTION 10.1.

         "Event of Loss" means, with respect to any Property, any of the following: (a) any material loss, destruction or damage of such Property, including any destruction of Timber due to fire, disease or infestation, or (b) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such Property, or confiscation of such Property or the requisition of the use of such Property to the extent compensation is paid for such loss, whether under an insurance policy or otherwise.

         "Existing Pioneer Debt" means all outstanding liabilities or obligations, including, but not limited to, outstanding principal, accrued and unpaid interest, the stated amount of issued and undrawn letters of credit, amounts owing in respect of drawn and unreimbursed letters of credit, fees, expenses and costs, in each case owing or existing as of the Closing Date under or in respect of that Replacement Credit Agreement dated as of October 9, 1998, as amended through the Closing Date, among Pioneer, the banks, financial institutions and other institutional lenders party thereto and First Union National Bank, as the administrative agent for the lenders and letter of credit issuer thereunder.



                                      13.

         "Existing STP Debt" means all outstanding liabilities or obligations, including, but not limited to, outstanding principal, accrued and unpaid interest, fees, expenses and costs, in each case owing or existing as of the Closing Date under or in respect of that Loan Agreement dated as of April 27, 1998, as amended through the Closing Date, among STP, the banks, financial institutions and other institutional lenders party thereto and ABN AMRO, as the agent for the lenders thereunder.

         "Existing STT Debt" means all outstanding liabilities or obligations, including, but not limited to, outstanding principal, accrued and unpaid interest, fees, expenses and costs, in each case owing or existing as of the Closing Date under or in respect of that Bridge Loan Agreement dated as of April 27, 1998, as amended through the Closing Date, among STT, the banks, financial institutions and other institutional lenders party thereto and ABN AMRO, as the agent for the lenders thereunder.

         "Existing STTII Debt" means all outstanding liabilities or obligations, including, but not limited to, outstanding principal, accrued and unpaid interest, fees, expenses and costs, in each case owing or existing as of the Closing Date under or in respect of that Bridge Loan Agreement dated as of October 9, 1998, as amended through the Closing Date, among STTII, the banks, financial institutions and other institutional lenders party thereto and ABN AMRO, as the administrative agent for the lenders thereunder.

         "Federal Funds Rate" means, for any period, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such day opposite the caption "Federal Funds (Effective)". If on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotation") for such day under the caption "Federal Funds Effective Rate". If on any relevant day the appropriate rate for such previous day is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotation, the rate for such day will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m., New York Time, on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent.

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "Financing Statements" means the UCC-1 financing statements (including UCC-1F farm product forms for Louisiana and ESF-1 farm product forms and UCC-1A real property forms for Oregon) executed by STP or Pioneer, as the case may be, as debtor, and the Collateral Agent, as secured party, pursuant to the Collateral Documents, and the UCC-1 financing statements executed by STP, STT and STOC, as the case may be, and the Administrative Agent, as secured party, pursuant to the Pledge Documents, including a description of the personal property Collateral granted or pledged by STP, Pioneer, STT and STOC, as the case may be, to the Collateral Agent or the Administrative Agent, as the case may be, as security for the Obligations (and in the case of farm product and fixture filings, a legal description of the real property where



                                      14.

the timber or fixtures are located), which Financing Statements shall concurrent with the Closing be caused to be filed with the Governmental Authorities indicated on SCHEDULE 3.

         "Fiscal Quarter" means each fiscal quarter of each Borrower ending on each March 31, June 30, September 30 and December 31.

         "Fiscal Year" means each fiscal year of each Borrower or ending on each December 31.

         "Fixed Charge Coverage Ratio" means, as calculated quarterly as of the last day of each Fiscal Quarter on a rolling four (4) Fiscal Quarter basis, the ratio of (a) EBITDDA to (b) Fixed Charges.

         "Fixed Charges" means, as calculated for STP, on a consolidated basis (including Pioneer), for any period as of any date of determination, the sum of
(a) Net Interest Expense during such period, plus (b) all distributions made by STP, including Permitted STP Tax Distributions and Permitted General Distributions, during such period, plus (c) Capital Expenditures, other than Acquisitions permitted hereunder, made during such period.

         "Form 1001" has the meaning set forth in SECTION 3.1(G)(I)(A).

         "Form 4224" has the meaning set forth in SECTION 3.1(G)(I)(A).

         "Form W-8" has the meaning set forth in SECTION 3.1(G)(II)(A).

         "Funded Debt" means, as calculated for STP on a consolidated basis (including Pioneer) as of any date of determination, the total amount of all interest bearing Indebtedness (including all issued and undrawn letters of credit), which Indebtedness shall include the principal amount outstanding under all Loans advanced by the Lenders hereunder, but shall specifically exclude Capital Lease Obligations.

         "Funding Date" means with respect to any proposed Borrowing hereunder, the date funds are advanced to either Borrower for any Loan.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

         "Governmental Authority" means (a) any foreign, federal, state, county, parish or municipal government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, (c) any court or administrative tribunal or (d) with respect to any Person, any arbitration tribunal or other non-governmental authority to whose jurisdiction that Person has consented.



                                      15.

         "Gross Interest Expense" means, as calculated for STP, on a consolidated basis (including Pioneer), for any period as at any date of determination, interest expense for such period (including all commissions, discounts, fees and other charges under letters of credit and similar instruments and under any Rate Contract) classified and accounted for in accordance with GAAP.

         "Harvest Plan" means the ten (10) year harvest plan of each Borrower for the harvesting and sale of Timber and stumpage, as amended or modified from time to time with the approval of the Administrative Agent.

         "Harvesting Contracts" means all agreements, contracts or other contractual obligations, whether now existing or hereafter entered into, whereby third Persons have granted or will grant to either Borrower the right to cut, harvest or otherwise remove Timber from real property other than the Timberlands or other Land owned by such Borrower and all other rights of either Borrower to cut, harvest or otherwise remove Timber from real property other than the Timberlands or other Land owned by such Borrower.

         "Indebtedness" means, as to any Person, (a) all indebtedness of such Person for borrowed money, including, without limitation, all amounts outstanding under this Agreement and any of the other Loan Documents, (b) all capital leases of such Person (but excluding any operating leases), (c) to the extent of the outstanding Indebtedness thereunder, all obligations of such Person that are evidenced by a promissory note or other instrument representing an extension of credit to such Person, whether or not for borrowed money, (d) all obligations of such Person for the deferred purchase price of Property or services (other than trade or other accounts payable in the ordinary course of business in accordance with customary industry terms), (e) all obligations of such Person of the nature described in clauses (a), (b), (c) or (d), above, and not otherwise included therein that is secured by a Lien on assets of such Person, whether or not that Person has assumed such obligation or whether or not such obligation is non-recourse to the credit of such Person, but only to the extent of the fair market value of the assets so subject to the Lien, (f) all obligations of such Person arising under acceptance facilities or under facilities for the discount of accounts receivable of such Person, (g) all obligations of such Person to reimburse the issuer of any letter of credit issued for the account of such Person, whether drawn or undrawn, (h) all obligations of such Person to a counterparty under any Rate Contract and (i) all Contingent Obligations of such Person.

         "Indemnified Matters" has the meaning set forth in SECTION 12.5.

         "Indemnitees" has the meaning set forth in SECTION 12.5.

         "Initial Period" means the period from the Closing Date to, but not including, the date that is the first Business Day to occur six months after the Closing Date.

         "Insolvency Proceeding" means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, in each



                                      16.

of case (a) and (b) undertaken under federal, state or foreign law, including the Bankruptcy Code.

         "Intercreditor Agent" means ABN AMRO, not when acting in its individual capacity, but solely when acting in its capacity as Intercreditor Agent under the Intercreditor Agreement, and any successor Intercreditor Agent appointed pursuant to Section 6.9 of the Intercreditor Agreement.

         "Intercreditor Agreement" means that Intercreditor Agreement dated as of the date of this Agreement by and among the Collateral Agent and the Lenders and such Pari Passu Lenders as may hereafter become a party thereto by executing a joinder agreement in the form of Exhibit A to the Intercreditor Agreement.

         "Interest Coverage Ratio" means, as calculated quarterly for STP, on a consolidated basis (i including Pioneer), as of the last day of each Fiscal Quarter on a rolling four (4) Fiscal Quarter basis, the ratio of (a) EBITDDA to
(b) Net Interest Expense.

         "Interest Differential" means, with respect to any prepayment of a LIBOR Loan on a day other than an Interest Payment Date on which such LIBOR Loan matures, the difference between (a) the per annum interest rate payable with respect to such LIBOR Loan as of the date of the prepayment and (b) the Adjusted LIBOR on, or as near as practicable to, the date of the prepayment for a LIBOR Loan commencing on such date and ending on the last day of the applicable Interest Period. The determination of the Interest Differential by the Administrative Agent shall be conclusive in the absence of manifest error.

         "Interest Payment Date" means, with respect to any LIBOR Loan, the last day of each Interest Period applicable to such Loan and, with respect to Base Rate Loans, the last Business Day of each Fiscal Quarter, and each date a Base Rate Loan is converted into a LIBOR Loan; provided, however, that if any Interest Period for a LIBOR Loan exceeds three (3) months, interest shall also be paid on the date which falls three (3) months after the beginning of such Interest Period.

         "Interest Period" means, as to any LIBOR Loan, the period commencing on the date of such LIBOR Loan and ending with respect to LIBOR Loans, on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is one (1), two (2), three (3) or six (6) months thereafter, in each case as the applicable Borrower may elect; provided, however, that (a) no Interest Period with respect to any LIBOR Loan shall end later than the Maturity Date, (b) if an Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day, and (c) interest shall accrue from and including the first Business Day of an Interest Period to but excluding the last Business Day of such Interest Period.

         "Interest Rate Determination Date" means each date for calculating the LIBOR for purposes of determining the interest rate in respect of an Interest Period. The Interest Rate



                                      17.

Determination Date shall be the second Business Day prior to the first day of the related Interest Period for such LIBOR Loan.

         "Investment" means, when used in connection with any Person, any investment by or of that Person, whether by means of purchase or other acquisition of securities of any other Person or by means of loan, advance, capital contribution, guaranty or other debt or equity participation or interest, or otherwise, in any other Person, including any partnership, joint venture or limited liability company interests of such Person in any other Person. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of Property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such Property.

         "Investment Company Act" means the Investment Company Act of 1940, as amended (15 U.S.C.ss. 80a-1 et seq.).

         "IPO" means a initial public offering of shares of the common stock of STT pursuant to the STT Registration Statement which satisfies the following two (2) conditions:

                  (A) the STT Registration Statement shall have been declared effective by the SEC without amendment subsequent to Amendment No. 1 filed with the SEC on March 26, 1999, ("Amendment No. 1") other than for amendments: (1) the substance of which has not been determined by the Administrative Agent to reflect a Material Adverse Change or a material adverse difference in information from that set forth in the Registration Statement as amended through Amendment No. 1, (2) amendments necessary to reflect final pricing and underwriting information, (3) nonmaterial post-effective amendments (or supplements to the related prospectus) and (4) such other amendments, changes, modifications or supplements as shall be consented to by the Administrative Agent; and

                  (B) the IPO shall close on or before May 31, 1999, unless such date is extended by the written consent of the Lenders.

         "IRS" means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.

         "Land" means the real property owned of record by either Borrower.

         "Lender Affiliate" means a Person engaged primarily in the business of commercial banking and that is an Affiliate of a Lender or of a Person of which a Lender is an Affiliate.

         "Lenders" means the banks, financial institutions or other institutional lenders which have executed signature pages to this Agreement and such other Assignees, banks, financial institutions or other institutional lenders as shall hereafter execute and deliver an Assignment and Acceptance with respect to all or any portion of the Commitments and the Loans advanced and maintained pursuant to the Commitments, in each case pursuant to and in accordance with SECTION 12.11.



                                      18.

         "Lenders' Forestry Consultants" means such forest management consultants as may be engaged by the Lenders for the purposes set forth in this Agreement, which consultants may be the same independent forest management consultants as engaged by the Borrowers.

         "Lending Office" means, with respect to any Lender, the office or offices of the Lender specified as its "Domestic Lending Office" opposite its name on the applicable signature page hereto, or such other office or offices of the Lender as it may from time to time notify the Borrowers and the Administrative Agent.

         "Leverage Ratio" means, as calculated quarterly as of the last day of each Fiscal Quarter on a rolling four (4) Fiscal Quarter basis, the ratio of
(a) Funded Debt to (b) EBITDDA.

         "LIBOR" means, for any Interest Rate Determination Date with respect to an Interest Period for any Loan to be made, continued as or converted into a LIBOR Loan, the London interbank offered rate, rounded upward to the nearest 1/16th of one percent (0.0625%), equal to the offered rate for deposits in Dollars for a period equal to such Interest Period, commencing on the first day of such Interest Period, which appears on Telerate Page 3750 (or such other page as may replace Telerate Page 3750 on that service or any successor service for the purpose of displaying London interbank offered rates of major banks) as of 11:00 a.m., London Time, on the day that is two (2) Business Days prior to the first day of such Interest Period. If the LIBOR Rate for an Interest Period cannot be determined pursuant to the preceding sentence, then the LIBOR Rate for such Interest Period shall be determined on the basis of the rates at which deposits in Dollars are offered to the Reference Lender at approximately 11:00 a.m. London Time on the day that is two (2) Business Days prior to the first day of such Interest Period, and on an amount approximately equal to the principal amount of the Reference Lender's LIBOR Loans to which such Interest Period is applicable. The Administrative Agent will request the principal London office of the Reference Lender to provide a quotation of its rate.

         "LIBOR Loan" means a Loan that bears interest based on Adjusted LIBOR.

         "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any Property, including any agreement to grant any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature of a security interest.

         "Loan" means a Term Loan or a Revolving Loan, which Loan may be in the form of either a Base Rate Loan or a LIBOR Loan, depending upon the context.

         "Loan Documents" means this Agreement, the Notes, the Collateral Documents, the Pledge Documents, the Collateral Agency Agreement, the Intercreditor Agreement, the Environmental Indemnity, the Arrangers/Agent Fee Letter, and any and all other agreements (including any Rate Contract), documents and instruments executed and delivered by or on behalf of or in support of either Borrower to any Lender or the Administrative Agent or their respective authorized designee evidencing or otherwise relating to the Loans as the same may from time to time be amended, modified, supplemented, extended or renewed.

         "LTP" shall have the meaning assigned to it in RECITAL B.



                                      19.

         "Mach One" has the meaning set forth in RECITAL A.

         "Mandatory Prepayment" means any mandatory prepayment of the principal amount of Loans made or required to be made pursuant to SECTION 2.9.

         "Margin Stock" means "margin stock" as defined in Regulation U adopted by the Federal Reserve Board (12 C.F.R. Part 221).

          "Margin Regulations" means, collectively, Regulations T, U and X adopted by the Federal Reserve Board (12 C.F.R. Parts 220, 221 and 224, respectively).

         "Material Adverse Change" means any set of circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of any Loan Document, (b) is or could reasonably be expected to be material and adverse to the condition (financial or otherwise), properties, business or operations of either Borrower or STT and its Subsidiaries taken as a whole, (c) impairs materially or could reasonably be expected to impair materially the ability of either Borrower to pay or perform its Obligations or to avoid an Event of Default, (d) impairs materially or could reasonably be expected to impair materially the value or priority of the Lien of the Collateral Agent, under the Collateral Documents, or the Administrative Agent, under the Pledge Documents, in the Collateral or
(e) impairs materially or could reasonably be expected to impair materially the ability of the Administrative Agent, the Collateral Agent or any Lender to enforce any of its legal remedies pursuant to the Loan Documents.

         "Maturity Date" means April 30, 2004.

         "MBG" means Mason, Bruce & Girard, Inc.

         "Merchantable Timber" means all standing trees consisting of commercially exploitable species which are (a) located on Timberlands (i) owned by either Borrower or (ii) owned by others under arrangements such that the rights of either Borrower to sever and remove such trees is indefeasible and superior to the rights of the owner of such Timberlands, (b) free of known diseases or defects which would otherwise render such trees not commercially exploitable, (c) not in a location where it is commercially unfeasible to harvest the same and, at the time of determination, could be harvested in compliance with all applicable Requirements of Law and (d) of a size and grade such that the harvesting and sale of same could then be accomplished consistent with all applicable Requirements of Law and sound silvicultural practices.

         "Merger" has the meaning set forth in RECITAL C.

         "Merger Agreement" means that certain Plan and Agreement of Merger dated as of January 25, 1999, among STT, STTII, STOC, STTOC, STP and STPII, pursuant to which STTII, STTOC and STPII are to merge into STP with STP being the surviving entity, as the same may, from time to time prior to the Closing Date, be amended, modified or supplemented.

         "Merger Documents" means the Merger Agreement, together with all other agreement, documents and instruments executed and delivered in connection with and in furtherance of the Merger.



                                      20.

         "Multiemployer Plan" shall mean a "multiemployer plan", within the meaning of Section 4001(a)(3) of ERISA, to which either Borrower or any ERISA Affiliate makes, is making or is obligated to make contributions or, during the preceding three (3) calendar years, has made, or been obligated to make, contributions.

         "Net Income" means, as calculated for STP, on a consolidated basis (including Pioneer), for any period as at any date of determination, the net income (or loss) of STP and its Subsidiaries for such period taken as a single accounting period.

         "Net Interest Expense" means, as calculated for STP, on a consolidated basis (including Pioneer), for any period as at any date of determination, (a) Gross Interest Expense, less (b) interest income for that period and Rate Contract payments received.

         "Net Issuance Proceeds" means, in respect of any issuance of equity, cash proceeds or non-cash proceeds received or receivable in connection therewith, net of reasonable out-of-pocket costs and expenses paid or incurred in favor of any Person other than an Affiliate of STT or either Borrower, such costs and expenses to be consistent with standard investment banking practices for similar issuance.

         "New Subsidiary" has the meaning set forth in SECTION 7.8.

         "Non-Bank Lender Tax Certificate" has the meaning set forth in SECTION 3.1(G)(II)(A).

         "Note" means a Term Note or a Revolving Note.

         "Notice of Borrowing" means a notice given by either Borrower to the Administrative Agent in accordance with SECTION 2.5, substantially in the form of EXHIBIT B, with appropriate insertions.

         "Notice of Conversion/Continuation" means a notice given by either Borrower to the Administrative Agent in accordance with SECTION 2.6, substantially in the form of EXHIBIT E, with appropriate insertions.

         "Obligations" means all loans, advances, debts, liabilities and obligations, for monetary amounts owing, in each case on a joint and several basis, by each Borrower to the Lenders or the Administrative Agent, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or non-contingent, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under or in respect of any of the Loan Documents or under or in respect of any Rate Contract. This term includes, without limitation, all principal, interest (including interest that accrues after the commencement against either Borrower of any action under the Bankruptcy Code), fees, including, without limitation, any and all arrangement fees, loan fees, commitment fees, agent fees and any and all other fees, expenses, costs or other sums (including Attorney Costs) chargeable to either Borrower under any of the Loan Documents.

         "October 1998 Pioneer Valuation" means that report dated October 3, 1998 prepared by MBG and addressed to ABN AMRO, NationsBank, N.A. and First Union National Bank as to the Timberlands owned by Pioneer located in the States of California, Oregon and Washington,



                                      21.

and as to the related merchantability criteria, Timber volumes, Timber pricing, and harvest and operating projections.

         "Operating Lease Obligations" means, with respect to any operating lease, the amount of the obligations of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such Person in respect of such operating lease or otherwise be disclosed in a note to such balance sheet.

         "Opinion of Agent's Counsel (BJLLP)" means the favorable written legal opinion of Ball Janik, LLP, special Oregon counsel to ABN AMRO in its capacity as Administrative Agent and Collateral Agent, addressed to the Lenders, the Administrative Agent and the Collateral Agent, as to certain matters relating to the Collateral located in the State of Oregon.

         "Opinion of Agent's Counsel (CG)" means the favorable written legal opinion of Cooley Godward LLP, counsel to ABN AMRO in its capacity as Administrative Agent and Collateral Agent, addressed to the Lenders, the Administrative Agent and the Collateral Agent, as to certain matters relating to the Collateral located in the States of California and Washington.

         "Opinion of Agent's Counsel (SPW)" means the favorable written legal opinion of Stone, Pigman, Walther, Wittmann & Hutchinson, LLP, special Louisiana counsel to ABN AMRO in its capacity as Administrative Agent and Collateral Agent, addressed to the Lenders, the Administrative Agent and the Collateral Agent, as to certain matters relating to the Collateral located in the State of Louisiana.

         "Opinion of Borrowers' Counsel (SAB)" means the favorable written legal opinion of Sutherland, Asbill & Brennan LLP, special counsel to the Borrowers, STT and STOC addressed to the Lenders and the Administrative Agent.

         "Ordinary Course of Business" means, in respect of any transaction involving either Borrower, the ordinary course of such Borrower's business, as conducted by such Borrower in accordance with past practice or, in the absence of past practice, consistent with accepted prudent practices in the timber industry and, in each case, undertaken by such Borrower in good faith and not for purposes of evading any covenant or restriction in any Loan Document.

         "Originating Lender" has the meaning set forth in SECTION 12.11(D).

         "Other Taxes" has the meaning specified in SECTION 3.1(B).

         "Over Advance" has the meaning set forth in SECTION 2.9.

         "Pari Passu Debt" means Indebtedness of either Borrower as to which each of the following conditions is satisfied:

                  (A) such Indebtedness is Funded Debt owed to a lender which satisfies the eligibility requirements for Eligible Assignees under this Agreement (each such bank, financial institution or institutional investors being referred to herein as a "Pari Passu Lender");



                                      22.

                  (B) such Indebtedness is evidenced by definitive loan documents which (i) do not require any payments of principal thereunder prior to the Maturity Date (as such term is defined in this Agreement and is in effect on the date such Pari Passu Debt is first incurred) and (ii) otherwise do not contain terms, including terms relating to financial covenants, operating covenants, events of defaults and remedies which are more restrictive that the terms of this Agreement, as determined in advance by the Administrative Agent in its reasonable discretion;

                  (C) the Collateral Agent shall have received a fully executed joinder agreement in the form of Exhibit A attached to each of the Collateral Agency Agreement and the Intercreditor Agreement, pursuant to which the prospective Pari Passu Lender agrees to be bound by the Collateral Agency Agreement and the Intercreditor Agreement and to be entitled and subject to all the rights and obligations of a "Pool Lender" thereunder (as such term is described and defined in the Collateral Agency Agreement and the Intercreditor Agreement), including terms relating to the rights and duties of the Collateral Agent, the Intercreditor Agent, Lien priority, Lien enforcement and permitted payments and distributions; and

                  (D)      each of the additional conditions set forth in
SECTION 8.5(B) shall have been satisfied.

         "Pari Passu Lender" has the meaning set forth in clause (a) of the definition of "Pari Passu Debt" in this SECTION 1.1.

         "Participant" has the meaning set forth in SECTION 12.11(D).

         "PBGC" means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to any of its principal investors under ERISA.

         "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which either Borrower sponsors, maintains, or to which it makes, is making or is obligated to make contributions, or in the case of multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years.

         "Permitted Asset Disposition" has the meaning set forth in SECTION 8.2(A).

         "Permitted Distribution Payment Date" has the meaning set forth in
SECTION 8.10(C).

         "Permitted General Distributions" has the meaning set forth in SECTION 8.10(C).

         "Permitted Liens" has the meaning set forth in SECTION 8.1.

         "Permitted Pioneer Tax Distributions" has the meaning set forth in
SECTION 8.10(D).

         "Permitted STP Tax Distributions" has the meaning set forth in SECTION 8.10(B).

         "Permitted Title Exceptions" means, collectively, all listed as exceptions to title in the Pro Forma Title Policy, together with any other exceptions to title that have been approved writing by the Administrative Agent.



                                      23.

         "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, business or other trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or Governmental Authority.

         "Pioneer" shall have the meaning set forth in the PREAMBLE.

         "Pioneer Operating Agreement" means the Fourth Amended and Restated Operating Agreement of Pioneer effective as of October 9, 1998.

         "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which either Borrower sponsors or maintains or to which such Borrower makes, is making, or is obligated to make contributions and includes any Pension Plan.

         "Pledge Collateral" means all Property and interests in Property, and all proceeds thereof, covered by the Pledge Documents, now existing or hereafter acquired, that may at any time be or become subject to a Lien pledged or created in favor of the Administrative Agent to secure the full and complete payment and performance by STP of the Obligations, by STT of its obligations under the STT Guaranty and Pledge Agreement or by STOC of its obligations under the STOC Guaranty and Pledge Agreement.

         "Pledge Documents" means, collectively, (a) the STP Pledge Agreement, the STT Guaranty and Pledge Agreement and the STOC Guaranty and Pledge Agreement and such other agreements, assignments, documents and instruments from time to time executed and delivered by STP, STT, or STOC pledging, granting or otherwise evidencing or relating to any Lien granted, assigned or transferred to the Administrative Agent in (i) STP's record and beneficial equity interest in Pioneer and in each other Person, whether a Subsidiary, a joint venture or otherwise, in which STP may hereafter acquire an equity interest, (ii) STT's record and beneficial equity interest in STP and STOC and
(iii) STOC's record and beneficial equity interest in STP, in each case pursuant to or in connection with the transactions contemplated by this Agreement and (b) any amendments, supplements, modifications, renewals, restatements, replacements, consolidations, substitutions and extensions of any of the foregoing.

         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, whether tangible or intangible.

         "Pro Forma Title Policy" means a pro forma ALTA lenders' policy of fee title insurance, subject to a survey exception, insuring the first priority of the Lien granted in favor of the Collateral Agent, with such endorsements as the Collateral Agent shall reasonably require and subject only to the Permitted Title Exceptions.

         "Pro Rata Share" means, as to any Lender at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of the Effective Amount of such Lender's Loans divided by the Effective Amount of all Loans, or if no Loans are outstanding, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Lender's aggregate Commitments divided by the Aggregate Commitments or, if the Commitments have expired or been terminated and all Loans repaid in full, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) of



                                      24.

the Effective Amount of such Lender's Loans divided by the aggregate Effective Amount of all Loans immediately before such repayment in full.

         "Public Utility Holding Company Act" means the Public Utility Holding Company Act of 1935, as amended (15 U.S.C. ss. 79 et seq.).

         "Rate Contract" means an interest rate or currency swap, cap or other agreement or arrangement designed to provide protection against fluctuations in interest or currency exchange rates.

         "Reference Lender" means ABN AMRO.

         "Replacement Lender" has the meaning set forth in SECTION 3.5.

         "Reportable Event" means, any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

         "Requesting Borrower" means either Borrower requesting a Loan pursuant to ARTICLE II.

         "Required Lenders" means any combination of Lenders whose combined Pro Rata Share (and voting interest with respect thereto) of all amounts outstanding under this Agreement, or, in the event there are no amounts outstanding, the Aggregate Commitments, is greater than sixty-six and two-thirds percent (66.67%) of all such amounts outstanding or the Aggregate Commitments, as the case may be.

         "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule, regulation, guideline or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its Property or to which the Person or any of its Property is subject.

         "Responsible Person" means the Persons identified by each Borrower on a Designation of Responsible Persons as having authority to request, convert or continue Loans hereunder on behalf of such Borrower.

         "Revolving Commitment Percentage" means, as to any Lender, the percentage equivalent of such Lender's Revolving Loan Commitment divided by the Aggregate Revolving Commitment.

         "Revolving Loan" means a Loan advanced to Borrowers pursuant to
SECTION 2.1(B) by Lenders under their Revolving Loan Commitments according to their respective Revolving Commitment Percentages.

         "Revolving Loan Commitment" means, as to each Lender, the amount set forth on SCHEDULE 1 next to such Lender's name as its Revolving Loan Commitment.

         "Revolving Note" means a promissory note dated the date of issuance, executed by the Borrowers and payable to the order of a Lender in the stated principal amount of such Lender's



                                      25.

Revolving Loan Commitment, substantially in the form of EXHIBIT A-1, and any and all replacement, extensions, substitutions and renewals of any such promissory note.

         "SEC" means the Securities and Exchange Commission and any successor thereto.

         "Security Agreements" means collectively, the Security Agreement executed by STP, and the Security Agreement executed by Pioneer, each dated as of the date of this Agreement in favor of the Collateral Agent.

         "Solvent" means, as to any Person at any time, that (a) the fair value of the Property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code; (b) the present fair saleable value of the Property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in a business or a transaction for which such Person's property would constitute unreasonably small capital.

         "STOC" has the meaning set forth in RECITAL B.

         "STOC Guaranty and Pledge Agreement" means the Guaranty and Pledge Agreement dated as of the date of this Agreement, executed by STOC in favor of the Administrative Agent.

         "STP" shall have the meaning set forth in THE PREAMBLE.

         "STP Partnership Agreement" means the First Amended and Restated Agreement of Limited Partnership of STP dated April 23, 1998, as the same may, subject to SECTION 8.4, from time to time be amended, modified, supplemented or restated.

         "STP Pledge Agreement" means the Pledge Agreement dated as of the date of this Agreement, executed by STP in favor of the Administrative Agent.

         "STPII" has the meaning set forth in RECITAL A.

         "STT" shall have the meaning set forth in RECITAL B.

         "STT Guaranty and Pledge Agreement" means the Guaranty and Pledge Agreement dated as of the date of this Agreement, executed by STT in favor of the Administrative Agent

         "STT Registration Statement" means the Form S-11 registration statement under the Securities Act of 1933 filed by STT with the SEC on January 27, 1999, as amended, changed, modified or supplemented through the closing of the IPO, and as finally declared effective by the SEC.

         "STTOC" has the meaning set forth in RECITAL A.



                                      26.

         "STTII" has the meaning set forth in RECITAL A.

         "Subsidiary" of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than fifty percent (50.0%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof.

         "Taxes" has the meaning set forth in SECTION 3.1(A).

         "Term Commitment Percentage" means, as to any Lender, the percentage equivalent of such Lender's Term Loan Commitment divided by the Aggregate Term Commitment.

         "Term Loan" means a Loan advanced to Borrowers pursuant to SECTION 2.1(A) by Lenders under their Term Loan Commitments.

         "Term Loan Commitment" means, as to each Lender, the amount set forth on SCHEDULE 1 next to such Lender's name as its Term Loan Commitment.

         "Term Note" means a promissory note dated the date of issuance, executed by the Borrowers and payable to the order of a Lender in the stated principal amount of such Lender's Term Loan Commitment, substantially in the form of EXHIBIT A-2, and any and all replacement, extensions, substitutions and renewals of any such promissory note.

         "Timber" means all trees, timber to be cut from the Land or otherwise, timber, whether severed or unsevered and including standing and down timber, stumps and cut timber remaining on the Land or otherwise, and logs, wood chips and other forest products, whether now located on or hereafter planted or growing in or on the Land or otherwise or now or hereafter removed from the Land or otherwise for sale or other disposition.

         "Timberlands" means real property suitable and principally used for timber production.

         "Timberlands Mortgages" means, collectively, (i) the separate mortgages dated as of the date of this Agreement executed by STP, as mortgager, in favor of the Collateral Agent, as mortgagee, and duly notarized, with respect to the Timberlands owned by STP situated in the State of Louisiana, and
(ii) deeds of trust dated as of the date of this Agreement executed by Pioneer, as trustor, in favor of Title Company, as trustee, for the benefit of the Collateral Agent, as beneficiary, and duly notarized, with respect to the Timberlands owned by Pioneer situated in the States of California, Oregon and Washington, in each case caused to be recorded in the official records of such jurisdiction, and following the Closing, shall include, at the Collateral Agent's and the Lenders' discretion, following the satisfactory completion of appropriate legal, environmental and other due diligence, such additional mortgages or deeds of trust as may be executed by either Borrower in favor of or for the benefit of the Collateral Agent with respect to the Acquisition of additional Land by such Borrower, in each case in form and substance satisfactory to the Collateral Agent and the Administrative Agent and duly recorded in the official records of the appropriate jurisdiction in which such acquired Land is situated.



                                      27.

         "Timber Sales Agreements" means all timber sales agreements, log sales agreements, purchase orders, purchase and sale agreements and other contractual obligations, whether now existing or hereafter entered into, whereby a Borrower, as seller, is or may become obligated to cut, harvest or otherwise remove Timber harvested from the Land or to otherwise obtain Timber and to sell, exchange or deliver such Timber to third Persons.

         "Title Company" means Fidelity National Title Insurance Company.

         "Transferee" has the meaning specified in SECTION 12.11(E).

         "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Illinois; provided, however, in the event that, by reason of mandatory provisions of law, any and all of the attachment, perfection or priority of the Lien of the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, in and to the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Illinois, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provision.

         "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         "Updated Merchantable Timber Valuation Report" has the meaning set forth in SECTION 7.1(G)(II).

         "Updated Pioneer Valuation" means the October 1998 Pioneer Valuation, as the same shall have been updated by MBG through March 31, 1999, which update shall be acceptable in form and substance to Administrative Agent in its sole and absolute discretion.

         "Updated STP Valuation" means the December 1998 STP Valuation, as the same shall have been updated by Canal through March 31, 1999, which update shall be acceptable in form and substance to Administrative Agent in its sole and absolute discretion.

         "Value of Merchantable Timber" means, as of any date of determination, the aggregate value of the Merchantable Timber, subject to a first priority Timberlands Mortgage in favor of the Collateral Agent insured under an ALTA extended lenders policy of title insurance in favor or for the benefit of the Collateral Agent, in a form and such coverage amounts and subject to such limits and exceptions acceptable to the Administrative Agent and the Lenders, as determined by the Applicable Merchantable Timber Valuation Report (exclusive of any Timber subject (a) to an Eligible Timber Agreement or (b) to a Cutting Rights Agreement or Timber Sales Agreement which would be an Eligible Timber Agreement but for (and to the extent that) such Cutting Rights Agreement or Timber Sales Agreement does not satisfy the condition set forth in CLAUSE (D) of the definition of "Eligible Timber Agreement," in each case as of such date), less the value of that portion of such Merchantable Timber which (i) stands on Land which has been sold, conveyed or otherwise transferred by such Borrower, (ii) has become subject to an Eligible Timber Agreement or (iii) has suffered a casualty, in the reasonable discretion of the



                                      28.

Administrative Agent, such that it no longer constitutes Merchantable Timber, in each case since the date of the Applicable Merchantable Timber Valuation Report; provided that in respect of any Borrowing to finance the Acquisition of additional Timberlands and for the period extending through the date of the delivery of the next Annual Merchantable Timber Valuation Report or Updated Merchantable Timber Valuation Report, as applicable, there shall also be included in "Value of Merchantable Timber" the value of the Merchantable Timber on the Land to be acquired as part of such Acquisition as determined based on a Merchantable Timber appraisal or valuation reviewed by Lenders' Forestry Consultants and acceptable to the Administrative Agent, in each case to the extent such Merchantable Timber (and the Land on which it stands) is made subject to a first priority Timberlands Mortgage in favor of the Collateral Agent insured under an ALTA extended lenders policy of title insurance in favor or for the benefit of the Collateral Agent and the Lenders.

         SECTION 1.2       OTHER INTERPRETIVE PROVISIONS.

                  (A) ACCOUNTING TERMS. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given such term in accordance with GAAP, and all financial data required to be submitted by this Agreement shall be prepared and computed, unless otherwise specifically provided herein, in accordance with GAAP. That certain terms or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. In the event that GAAP changes during the term of this Agreement such that the covenants contained in ARTICLE IX would then be calculated in a different manner or with different components, (a) the parties hereto agree to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating each Borrower's financial condition to substantially the same criteria as were effective prior to such change in GAAP and (b) the Borrowers shall be deemed to be in compliance with the covenants contained in the aforesaid subsections during the sixty (60) day period following any such change in GAAP if and to the extent that the Borrowers would have been in compliance therewith under GAAP as in effect immediately prior to such change.

                  (B) OTHER TERMS. All other undefined terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the Exhibits and Schedules attached to this Agreement, all of which are by this reference incorporated into this Agreement, and not to any particular provision of this Agreement. The term "including" is not limiting and means "including, without limitation," and "including but not limited to." The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced. The term "or" is disjunctive; the term "and" is conjunctive. The term "shall" is mandatory; the term "may" is permissive. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and the neuter.

                  (C) PERFORMANCE; TIME. Whenever any performance obligation hereunder (other than a payment obligation) shall be stated to be due or required to be satisfied on a day



                                      29.

other than a Business Day, such performance shall be made or satisfied on the next succeeding Business Day unless otherwise indicated. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including." If any provision of this Agreement refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be interpreted to encompass any and all means, direct or indirect, of taking, or not taking, such action.

                  (D) LAWS. References to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

                  (E) ROUNDING. Any financial ratios required to be maintained by the Borrowers pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed in this Agreement and rounding the result up or down to the nearest number (with a round-up if there is no nearest number) to the number of places by which such ratio is expressed in this Agreement.

                  (F) SCHEDULES AND EXHIBITS. Any reference to an "Article," "Section," "Schedule" or "Exhibit" shall refer to the relevant Article or Section of or Schedule or Exhibit to this Agreement, unless specifically indicated to the contrary.

                                   ARTICLE II

                                  THE CREDITS

         SECTION 2.1       AMOUNTS AND TERMS OF COMMITMENTS.

                  (A) TERM LOAN. Upon the terms, subject to the conditions and in reliance upon the representations and warranties of each Borrower set forth in this Agreement and in the other Loan Documents, each Lender having a Term Loan Commitment severally (but not jointly) agrees to make a Loan of immediately available funds to the Borrowers upon the Closing Date in an aggregate principal amount equal to such Lender's Term Loan Commitment.

                  (B) REVOLVING CREDIT FACILITY. Upon the terms, subject to the conditions and in reliance upon the representations and warranties of each Borrower set forth in this Agreement and in the other Loan Documents, each Lender having a Revolving Loan Commitment severally (but not jointly) agrees to make Revolving Loans of immediately available funds to the Borrowers, on a revolving basis, from the Closing until the Business Day immediately preceding the Maturity Date, in an aggregate principal amount outstanding not to exceed at any one time the lesser of (i) an amount equal to such Lender's Revolving Loan Commitment and (ii) an amount equal to such Lender's Revolving Commitment Percentage of the Borrowing Base Availability. Notwithstanding anything to the contrary in this Agreement, the aggregate principal amount of Revolving Loans outstanding at any time shall not exceed the lesser of (1) the Aggregate Revolving Commitment or (2) the amount equal to the Borrowing Base minus Funded Debt other than outstanding Revolving Loans, and so long as any such circumstance



                                      30.

exists, the Lenders shall not be obligated to make any Revolving Loans. For the purpose of determining the amount of the Borrowing Base available and the aggregate amount of Funded Debt outstanding at any one time (in order to determine the Borrowing Base Availability), the amount available shall be the total amount of the Borrowing Base Availability as set forth in the most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant to
SECTION 7.1(E).

                  (C) LIMITATION ON EACH LENDER'S OBLIGATION WITH RESPECT TO REVOLVING LOANS. With respect to any Borrowing of Revolving Loans requested by either Borrower pursuant to a complying Notice of Borrowing delivered to the Administrative Agent pursuant to SECTION 2.5, each Lender's obligation to advance funds in the form of Revolving Loans to such Borrower shall be limited to an amount equal to the Lender's Revolving Commitment Percentage of such Borrowing (obtained by multiplying the Borrowing amount by the Lender's Revolving Commitment Percentage).

                  (D) FUNDING OF LOANS TO THE ADMINISTRATIVE AGENT. Following the Administrative Agent's receipt of a complying Notice of Borrowing and the Administrative Agent's determination that the conditions precedent to a requested Borrowing set forth in ARTICLE IV have been duly satisfied, the Administrative Agent shall promptly notify each Lender having a Revolving Loan Commitment of (i) the amount of the requested Borrowing and, with respect to a Borrowing of Revolving Loans, such Lender's Revolving Commitment Percentage thereof and (ii) the requested Funding Date, which (A) if a LIBOR Loan is requested, shall be no earlier than the third Business Day following the date on which the Administrative Agent so notifies such Lender and, (B) if a Base Rate Loan is requested shall be no earlier than the following Business Day. Except as specifically provided in the Escrow Agreement referred to in SECTION 4.1(AA) and the funds transfer memorandum referred to in SECTION 4.1(BB) with respect to the Loans to be advanced at Closing, not later than 1:00 p.m., Chicago, Illinois time, on the requested Funding Date, each Lender having a Revolving Loan Commitment shall have advanced its Loan to the Administrative Agent at the Administrative Agent's Payment Office in immediately available funds. No Lender shall have any liability to either Borrower for the failure of such Lender to advance funds for any Loan unless and until each condition precedent to the applicable Borrowing has been duly satisfied or has been waived in writing by Required Lenders. No Borrower shall have the right to enforce any obligation of a Lender to fund any Loan unless and until each condition precedent to the applicable Borrowing has been duly satisfied or has been waived in writing by Required Lenders. The Administrative Agent's determination that the conditions precedent to any Borrowing have been duly satisfied shall be conclusive and binding on all Lenders for purposes of determining when the Lenders shall be obligated to advance funds to the Administrative Agent.

                  (E) DISBURSEMENT OF LOANS TO THE BORROWERS. On the requested Funding Date, the Administrative Agent shall disburse in immediately available funds to the Designated Deposit Account of the Requesting Borrower specified in the Notice of Borrowing an amount equal to the Loans advanced by Lenders to the Administrative Agent's Payment Office with respect to such Borrowing.

                  (F) GENERAL PROVISIONS RELATING TO LOANS. Each Loan made by a Lender hereunder shall, at the Requesting Borrower's option in accordance with the terms of this



                                      31.

Agreement, be either in the form of a Base Rate Loan or a LIBOR Loan; provided that in no event shall the Borrowers, collectively, maintain at any time LIBOR Loans having, more than five (5) different Interest Periods. The Borrowers shall repay the principal amount of the Loans in the amounts and in the manner set forth in SECTION 2.3 and pay interest accrued on the Loans at the rates and in the manner set forth in SECTION 2.4. Amounts borrowed by the Borrowers under the Aggregate Revolving Commitments may be repaid and, prior to the Maturity Date and subject to the applicable terms and conditions precedent to Borrowings hereunder, reborrowed.

                  (G) PERMITTED USES OF LOAN PROCEEDS. The Borrowers shall use the Loan proceeds only for the purposes of (a) refinancing the Existing STP Debt and the Existing Pioneer Debt, (b) funding transaction costs in connection with the Merger, the IPO and the financing evidenced by this Agreement and the other Loan Documents, (c) funding working capital and other general business needs and (d) funding permitted Acquisitions, including the acquisition of additional Timberlands, and (e) permitted distributions. No Borrower shall use the proceeds of Loans advanced under this Agreement to prepay or repay any principal portion of Pari Passu Debt or any other Indebtedness, except as set forth in clause (a) of the immediately preceding sentence.

                  (H) JOINT AND SEVERAL OBLIGATIONS. The obligations of STP and Pioneer as Borrowers under this Agreement and the other Loan Documents are joint and several and in solido, including the obligations to pay and repay the Obligations in full as and when the same come due and payable.

         SECTION 2.2 NOTES. The Term Loans made by each Lender shall be evidenced by separate Term Notes executed by each Borrower and made payable to the order of such Lender in the stated principal amount equal to its Term Loan Commitment. The Revolving Loans made by each Lender shall be evidenced by separate Revolving Notes executed by each Borrower and made payable to the order of such Lender in the stated principal amount equal to its Revolving Loan Commitment.

                  (A) NOTATIONS IN THE LENDERS' BOOKS AND RECORDS. Each Lender shall make notations in its books and records regarding the date, amount and maturity of each Loan made by it and the amount of each repayment or prepayment of principal and payment of interest made by either Borrower with respect to such Loan. Each Lender is irrevocably authorized by each Borrower to endorse its Note and each Lender's record shall be conclusive absent manifest error; provided, however, that the failure of a Lender to make, or an error in making, such a notation with respect to any Loan shall not limit or otherwise affect the Obligations of either Borrower hereunder or under any such Note to such Lender.

         SECTION 2.3 REPAYMENT OF PRINCIPAL AMOUNT OF LOANS. Subject to the terms of this Agreement relating to optional earlier repayments of Loans and the acceleration of maturities, the Borrowers shall repay the Lenders the entire outstanding principal amount of the Loans, all accrued and unpaid interest and all other unpaid Obligations outstanding under this Agreement and the other Loan Documents on the Maturity Date.



                                      32.

         SECTION 2.4       PAYMENT OF INTEREST ON THE LOANS.

                  (A) LOANS. Subject to SECTION 2.4(C), each Loan shall bear interest on the outstanding principal amount thereof from the date when made, continued or converted until paid in full at a rate per annum equal to the Base Rate or the Adjusted LIBOR, as the case may be, plus the Applicable Margin.

                  (B) INTEREST PAYMENT DATES. Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of any Loans pursuant to this Agreement for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof.

                  (C) INTEREST UPON EVENTS OF DEFAULT. Upon the occurrence of an Event of Default and so long as such Event of Default shall continue, including after acceleration (whether before or after entry of judgment), the Borrowers shall pay interest on the principal amount of each Loan then outstanding at a rate per annum which is determined by adding two percent (2.00%) to the Applicable Margin applicable to such Loan (the "Default Rate").

                  (D) LIMITATIONS ON INTEREST RATES. Notwithstanding any provision in this Agreement, the Notes or any of the other Loan Documents, the total liability for payments in the nature of interest shall not exceed the applicable limits imposed by any applicable federal or state interest rate laws. If any payments in the nature of interest, additional interest and other charges made hereunder or under any of the Loan Documents are held to be in excess of the applicable limits imposed by any applicable federal or state law, the amount held to be in excess shall be considered payment of principal under the Notes and the indebtedness evidenced thereby shall be reduced by such amount in the inverse order of maturity so that the total liability for payments in the nature of interest, additional interest and other charges shall not exceed the applicable limits imposed by any applicable federal or state interest rate laws.

         SECTION 2.5       PROCEDURE FOR THE BORROWING OF REVOLVING LOANS.

                  (A) Each Borrowing of Revolving Loans shall be made upon the Requesting Borrower's irrevocable written notice delivered to the Administrative Agent in the form of a Notice of Borrowing, executed by a Responsible Person of the Requesting Borrower, with appropriate insertions (which Notice of Borrowing must be received by the Administrative Agent prior to 12:00 noon, Chicago, Illinois time, (i) three (3) Business Days prior to the requested Funding Date, in the case of LIBOR Loans, and (ii) one (1) Business Day prior to the requested Funding Date, in the case of Base Rate Loans), specifying:

                                    (A)      The amount of the Borrowing, which
                  shall be in integral multiples of One Million Dollars ($1,000,000) and, if LIBOR Loans are requested, in an aggregate minimum principal amount of Five Million Dollars ($5,000,000) or any integral multiple of One Million Dollars ($1,000,000) in excess thereof;

                                    (B)      the requested Funding Date, which
                  shall be a Business Day;



                                      33.

                                    (C)     whether the Borrowing is to be
                  comprised of LIBOR Loans or Base Rate Loans;

                                    (D)      the duration of the Interest
                  Period applicable to any such LIBOR Loans included in such notice. If the Notice of Borrowing shall fail to specify the duration of the Interest Period for any Borrowing comprised of LIBOR Loans, such Interest Period shall be three (3) months; and

                                    (E)      the Designated Deposit Account to
                  which proceeds of the Loans are to be transferred together with wiring instructions.

                  (B) Upon receipt of the Notice of Borrowing, the Administrative Agent will promptly notify each Lender having a Revolving Loan Commitment of the amount of such Lender's Revolving Commitment Percentage of the requested Borrowing.

                  (C) Each Lender having a Revolving Loan Commitment will make the amount of its Revolving Commitment Percentage of the Borrowing available to the Administrative Agent for the account of the Requesting Borrower at the Administrative Agent's Payment Office by 1:00 p.m., Chicago, Illinois time, on the Funding Date requested by the Requesting Borrower in funds immediately available to the Administrative Agent. The proceeds of all such Revolving Loans will then be made available to the Requesting Borrower on the Funding Date by the Administrative Agent by wire transfer to the Designated Deposit Account specified in the Notice of Borrowing. No Borrowing of Revolving Loans shall be deemed made to the Requesting Borrower, and no interest shall accrue on any such Borrowing, until the related funds have been deposited in the Designated Deposit Account.

         SECTION 2.6       CONVERSION AND CONTINUATION ELECTIONS.

                  (A) Either Borrower, with respect to any Loan made to such Borrower, may, upon irrevocable written notice to the Administrative
Agent:

                           (I)      elect to convert on any Business Day, Base
Rate Loans in an amount equal to Five Million Dollars ($5,000,000) or any integral multiple of One Million Dollars ($1,000,000) in excess thereof into LIBOR Loans or LIBOR Loans into Base Rate Loans; or

                           (II)     elect to continue on any Interest Payment
Date any LIBOR Loans maturing on such Interest Payment Date (or any part thereof in an amount equal to Five Million Dollars ($5,000,000) or any integral multiple of One Million Dollars ($1,000,000) in excess thereof);

provided, that if the aggregate amount of LIBOR Loans shall have been reduced, by payment, prepayment, or conversion of part thereof, to be less than $5,000,000, such LIBOR Loans shall automatically convert into Base Rate Loans, and on and after such date the right of such Borrower to continue such Loans as, and convert such Loans into, LIBOR Loans shall terminate.

                  (B) Such Borrower shall deliver a Notice of Conversion/Continuation in accordance with SECTION 12.2 to be received by the Administrative Agent prior to 12:00 noon,



                                      34.

Chicago, Illinois, time, at least (i) three (3) Business Days in advance of the Conversion Date or Continuation Date, if any Loans are to be converted into or continued as LIBOR Loans; and (ii) one (1) Business Day in advance of the Conversion Date, if any Loans are to be converted into Base Rate Loans; specifying:

                           (A)      the proposed Conversion Date or
                  Continuation Date;

                           (B)      the aggregate amount of Loans to be
                  converted or continued;

                           (C) the nature of the proposed conversion or continuation; and

                           (D)      the duration of the requested Interest
                  Period.

                  (C) If upon the expiration of any Interest Period applicable to any LIBOR Loans, such Borrower shall have timely failed to select a new Interest Period to be applicable to such LIBOR Loans, such Borrower shall be deemed to have elected to convert such LIBOR Loans into Base Rate Loans.

                  (D) Upon receipt of a Notice of Conversion/Continuation, the Administrative Agent will promptly notify each Lender thereof, or, if no timely notice is provided by such Borrower, the Administrative Agent will promptly notify each Lender of the details of any automatic conversion. All conversions and continuations shall be made according to each Lender's applicable Commitment Percentage of the outstanding principal amounts of the Loans with respect to which the notice was given.

         SECTION 2.7       SPECIAL PROVISIONS GOVERNING EURODOLLAR RATE LOANS.

         Notwithstanding any other provision of this Agreement to the contrary, the following provisions shall govern with respect to LIBOR Loans as to the matters covered:

                  (A) DETERMINATION OF APPLICABLE INTEREST RATE. As soon as practicable on each Interest Rate Determination Date, the Administrative Agent shall determine (which determination shall, absent manifest error in calculation, be final, conclusive and binding upon all parties) the interest rate that shall apply to the LIBOR Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Requesting Borrower and each relevant Lender.

                  (B) INABILITY TO DETERMINE APPLICABLE INTEREST RATE. In the event that the Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any LIBOR Loan, that by reason of circumstances affecting the London interbank market adequate and fair means do not exist for ascertaining the interest rate applicable to such Loan on the basis provided for in the definition of Adjusted LIBOR, the Administrative Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to the Requesting Borrower and each Lender of such determination, whereupon (a) no Loans may be made as, or converted to, LIBOR Loans until such time as the Administrative Agent notifies the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist and (b) any Notice of



                                      35.

Borrowing or Notice of Conversion/Continuation given by a Requesting Borrower with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by such Requesting Borrower.

                  (C) ILLEGALITY OR IMPRACTICABILITY OF LIBOR LOANS. In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto) that the making, maintaining or continuation of Loans bearing interest determined by reference to the Adjusted LIBOR (a) has become unlawful as a result of compliance by such Lender in good faith with any Requirement of Law (or would conflict with any such Requirement of Law not having the force of law even though the failure to comply therewith would not be unlawful) or (b) has become impracticable, or would cause such Lender material hardship, as a result of contingencies occurring after the date of this Agreement which materially and adversely affect the London interbank market or the position of such Lender in that market, then, and in any such event, such Lender shall be an "Affected Lender" and it shall on that day give notice (by telefacsimile or by telephone notice confirmed in writing) to the Requesting Borrower and the Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender). Thereafter, (i) the obligation of the Affected Lender to make Loans as, or to convert Loans to, LIBOR Loans shall be suspended until such notice shall be withdrawn by the Affected Lender, (ii) to the extent such determination by the Affected Lender relates to a LIBOR Loan then being requested by a Requesting Borrower pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, the Affected Lender shall make such Loan as (or convert such Loan to, as the case may be) a Base Rate Loan, (iii) the Affected Lender's obligation to maintain its outstanding LIBOR Loans (the "Affected Loans") shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (iv) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a LIBOR Loan then being requested by a Requesting Borrower pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, the Requesting Borrower shall have the option, subject to the provisions of SECTION 2.7(D), to rescind such Notice of Borrowing or Notice of Conversion/Continuation as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to the Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this SECTION 2.7(C) shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, LIBOR Loans in accordance with the terms of this Agreement.

                  (D) COMPENSATION FOR BREAKAGE OR NON-COMMENCEMENT OF INTEREST PERIODS. The Borrowers shall compensate each Lender, upon written request by such Lender (which request shall set forth the manner and method of computing such compensation), for all reasonable losses, expenses and liabilities, if any (including any interest paid by such Lender to lenders of funds borrowed by it to make or carry its LIBOR Loans and any loss, expense or liability incurred by that Lender in connection with the liquidation or re-employment of such funds) such that Lender may incur: (a) if for any reason (other than a default by such Lender or due to any failure of any Lender to fund LIBOR Loans due to illegality or impracticability under SECTION 2.7(C)) a borrowing of any LIBOR Loan does not occur on a date specified therefor in a



                                      36.

Notice of Borrowing, or a conversion to or continuation of any LIBOR Loan does not occur on a date specified therefor in a Notice of Conversion/Continuation,
(b) if any prepayment (including any prepayment pursuant to SECTION 2.8 OR 2.9) or other principal payment or any conversion of any of its LIBOR Loans occurs on a date prior to the last day of an Interest Period applicable to that Loan or (c) if any prepayment of any of its LIBOR Loans is not made on any date specified in a notice of prepayment given by either Borrower.

                  (E) BOOKING OF LIBOR LOANS. Any Lender may make, carry or transfer LIBOR Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of such Lender.

                  (F) ASSUMPTIONS CONCERNING FUNDING OF LIBOR LOANS. Calculation of all amounts payable to a Lender under this SECTION 2.7 and under
SECTION 3.2 shall be made as though such Lender had actually funded each of its relevant LIBOR Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to the definition of LIBOR Rate in an amount equal to the amount of such LIBOR Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however, that each Lender may fund each of its LIBOR Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this SECTION 2.7 and under SECTION 3.2.

                  (G) EURODOLLAR RATE LOANS AFTER DEFAULT. After the occurrence of and during the continuation of an Event of Default or if a Material Adverse Change shall have occurred and be continuing since the date of the most recent audited consolidated financial statements of STT delivered under SECTION 7.1(B), (a) the Borrowers may not elect to have a Loan be made or continued as, or converted to, a LIBOR Loan after the expiration of any Interest Period then in effect for such Loan and (b) subject to the provisions of SECTION 2.7(d), any Notice of Borrowing or Notice of Conversion/Continuation given by a Requesting Borrower with respect to a requested Borrowing or conversion/continuation that has not yet occurred shall be deemed to be rescinded by such Requesting Borrower and be deemed a request to convert or continue Loans referred to therein as Base Rate Loans.

         SECTION 2.8 OPTIONAL PREPAYMENTS. Subject to SECTION 2.7(D), either Borrower may, at any time or from time to time, upon at least one (1) Business Day's notice to the Administrative Agent in the case of Base Rate Loans, or three (3) Business Days' notice to the Administrative Agent in the case of LIBOR Loans, prepay Loans, in whole or in part, in amounts of not less than $1,000,000. Such notice of prepayment shall specify the date and amount of such prepayment and whether such prepayment is of Term Loans or Revolving Loans and of Base Rate Loans or LIBOR Loans, or any combination thereof. Such notice shall be irrevocable and the Administrative Agent shall promptly notify each Lender thereof and of such Lender's Commitment Percentage of such prepayment. If such notice is given by either Borrower, such Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the specified prepayment date, together with accrued interest to such date on the principal amount prepaid and any amounts required pursuant to
SECTION 2.7(D), but otherwise without premium or penalty.



                                      37.

         SECTION 2.9 MANDATORY PREPAYMENTS. If at any time and for any reason either (i) the aggregate principal amount of the Loans then outstanding shall exceed the Aggregate Commitments or (ii) Funded Debt shall exceed the Borrowing Base (the amount of such excess, if any, being an "Over Advance"), whether determined based on the delivery of the most recent Borrowing Base Certificate or otherwise, the Borrowers shall within thirty (30) Business Days of either Borrower becoming aware of such Over Advance, whether by notice from the Administrative Agent, the delivery of the Annual Merchantable Timber Valuation Report, an Updated Merchantable Timber Report or otherwise, repay the full amount of such Over Advance to the Lenders, together with all accrued and unpaid interest thereon. Amounts prepaid in accordance with this SECTION 2.9 shall be applied first to pay Revolving Loans outstanding and then to repay Term Loans outstanding.

         SECTION 2.10 COMMITMENT FEE FOR PROVIDING REVOLVING LOAN COMMITMENTS. In consideration of the Lenders' agreement to commit to make the Revolving Loans available to the Borrowers as contemplated by this Agreement, the Borrowers agree to pay to the Administrative Agent, on behalf of and for the ratable benefit of the Lenders according to their respective Revolving Commitment Percentage of the Aggregate Revolving Commitments, a commitment fee in an amount equal to the Applicable Fee Rate per annum of the average daily difference between the Aggregate Revolving Commitment and the sum of the aggregate outstanding principal amount of Revolving Loans, due and payable quarterly in arrears on the last Business Day of each Fiscal Quarter, with the final such payment due and payable on the Maturity Date.

         SECTION 2.11 VOLUNTARY REDUCTION OF COMMITMENTS. Upon at least five (5) Business Days' prior written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent, the Borrowers shall have the right, without premium or penalty, to terminate or partially reduce the Aggregate Revolving Commitment, provided that any such termination or partial reduction shall permanently terminate or so reduce the Revolving Commitments of each Lender. Any partial reduction pursuant to this SECTION 2.11 shall be applied to the Revolving Loan Commitment of each Lender in accordance with its ratable percentage of the Aggregate Revolving Commitments, and shall be in an aggregate amount of $5,000,000 or in additional increments of $1,000,000.

         SECTION 2.12 CALCULATION OF INTEREST AND FEES. Interest on the Loans and all fees payable hereunder shall be computed on the basis of a 360-day year and the actual number of days elapsed in the period during which such interest accrues. In computing interest on any Loan, the date of the making of such Loan shall be included and the date of payment shall be excluded; provided, however, that if any Loan is repaid on the same day on which it is made, such day shall be included in computing interest on such Loan. Each change in the interest rate of the Base Rate Loans based on changes in the Base Rate and each change in the interest rate of LIBOR Loans based on changes in the Eurodollar Reserve Percentage shall be effective on the effective date of such change and to the extent of such change. The Administrative Agent shall give the Borrowers prompt notice of any such change in the Base Rate or Eurodollar Reserve Percentage; provided, however, that any failure by the Administrative Agent to provide the Borrowers with notice hereunder shall not affect the Lenders' right to make changes in the interest rate of the Base Rate Loans based on changes in the Base Rate or changes in the interest rate of LIBOR Loans based on changes in the Eurodollar Reserve Percentage.



                                      38.

         SECTION 2.13 PAYMENTS. All repayments or prepayments of principal and all payments of interest, fees, costs, expenses and other sums chargeable to either Borrower under this Agreement, the Notes or any of the other Loan Documents shall be in lawful money of the United States of America in immediately available funds and delivered to the Administrative Agent, on behalf and for the benefit of the Lenders, not later than 12:00 noon, Chicago, Illinois time, on the date due at the Administrative Agent's Payment Office.

         SECTION 2.14 PAYMENT ON NON-BUSINESS DAYS. Whenever any payment to be made under this Agreement, the Notes or any of the other Loan Documents shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of the payment of interest thereon.

         SECTION 2.15 APPLICATION OF PAYMENTS. Except as otherwise expressly provided in this Agreement or in any other Loan Document, all payments shall be applied in the following order: (a) then due and payable fees, costs and expenses; (b) then due and payable interest payments; and (c) then due and payable principal payments and shall be apportioned among all outstanding Loans to which such payments relate, in each case proportionately to each Lender's respective Pro Rata Share. In addition, each Lender is authorized to, and at its sole option may, for the benefit of the Lenders and the Administrative Agent, make advances on behalf of either Borrower for payment of any and all fees, expenses, charges, costs, principal and interest incurred hereunder or under the other Loan Documents. To the extent permitted by law, all amounts advanced by any Lender hereunder or under other provisions of the Loan Documents shall accrue interest thereon at the Base Rate.

         SECTION 2.16 DISTRIBUTION OF PAYMENTS. The Administrative Agent shall immediately distribute to each Lender, at such address as each Lender shall designate, such Lender's interest in all repayments and prepayments of principal and all payments of interest, loan fees, commitment fees and other fees, expenses and costs received by the Administrative Agent on the same day and in the same type of funds as payment was received. In the event the Administrative Agent does not distribute such payments on the same day received, such payment shall accrue interest at the Federal Funds Rate, which shall be payable by the Administrative Agent. The Administrative Agent shall indemnify and hold the Borrowers harmless from any claim for overnight interest by any Lender under this SECTION 2.16.

         SECTION 2.17 THE ADMINISTRATIVE AGENT'S RIGHT TO ASSUME FUNDS AVAILABLE FOR REVOLVING LOANS. Unless the Administrative Agent shall have been notified by any Lender no later than the Business Day prior to the respective Funding Date of any Revolving Loan that such Lender does not intend to make available to the Administrative Agent immediately available funds equal to such Lender's Revolving Commitment Percentage of the total principal amount of such Revolving Loan, the Administrative Agent may assume that such Lender has advanced funds in the amount of such Revolving Loan to the Administrative Agent on the applicable Funding Date and the Administrative Agent may, in reliance upon such assumption, make available to the Requesting Borrower corresponding funds. The Administrative Agent agrees to give prompt notice to the Requesting Borrower in the event it advances funds on behalf of a Lender under this
SECTION 2.17; provided, that failure to give such notice shall in no way limit, restrict or otherwise affect the Borrowers' obligations or the Administrative Agent's or any



                                      39.

Lender's rights or remedies under this Agreement and the other Loan Documents. If the Administrative Agent has made funds available to either Borrower based on such assumption and such Revolving Loan is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover the corresponding amount of such Revolving Loan on demand from such Lender. If such Lender does not promptly pay such corresponding amount upon the Administrative Agent's demand, the Administrative Agent shall notify the Requesting Borrower and the Requesting Borrower shall repay such Revolving Loan to the Administrative Agent. The Administrative Agent also shall be entitled to recover from such Lender interest on such Loan in respect of each day from the date such Revolving Loan was made by the Administrative Agent to the Requesting Borrower to the date such corresponding amount is recovered by the Administrative Agent at the Federal Funds Rate, and the Administrative Agent shall indemnify and hold harmless the Borrowers from any claim for such interest.

         SECTION 2.18 THE ADMINISTRATIVE AGENT'S RIGHT TO ASSUME PAYMENTS WILL BE MADE BY THE BORROWERS. Unless the Administrative Agent shall have been notified by either Borrower prior to the date on which any payment to be made by such Borrower hereunder is due that such Borrower does not intend to remit such payment, the Administrative Agent may, in its discretion, assume that such Borrower has remitted such payment when so due and the Administrative Agent may, in its discretion and in reliance upon such assumption, make available to each Lender on such payment date an amount equal to such Lender's Pro Rata Share of such assumed payment. If such Borrower has not in fact remitted such payment to the Administrative Agent, each Lender shall forthwith on demand repay to the Administrative Agent the amount of such assumed payment made available to such Lender, together with interest thereon in respect of each date from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent at the Federal Funds Rate.

                                  ARTICLE III

                     TAXES, YIELD PROTECTION AND ILLEGALITY

         SECTION 3.1       TAXES.

                  (A) Subject to SECTION 3.1(H), any and all payments by each Borrower to the Lenders or the Administrative Agent under this Agreement shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, fees, duties, levies, imposts, deductions, charges or withholdings, whatsoever imposed by any Governmental Authority, excluding, in the case of each Lender and the Administrative Agent, such taxes as are imposed on or measured by the net income of any Lender or the Administrative Agent by any jurisdiction under the laws of which such Lender, or the Administrative Agent, as the case may be, is organized or maintains a Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").

                  (B) In addition, the Borrowers shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise



                                      40.

from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents (hereinafter referred to as "Other Taxes").

                  (C) Subject to SECTIONS 3.1(A) and 3.1(H), if any Taxes or Other Taxes are directly asserted or imposed against any Lender or the Administrative Agent, the Borrowers shall jointly, severally and solidarily indemnify and hold harmless such Lender or the Administrative Agent, as the case may be, for the full amount of the Taxes or Other Taxes (including any Taxes or Other Taxes asserted or imposed by any jurisdiction on amounts payable under this SECTION 3.1) paid by the Lender or the Administrative Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted or imposed. Payment under this indemnification shall be made within thirty (30) days from the date the Lender or the Administrative Agent makes written demand therefor (provided that the Borrowers shall have the right to contest in good faith any such Taxes or Other Taxes through appropriate proceedings). The Lender, or the Administrative Agent in its discretion also may, but shall not be obligated to, pay such Taxes or Other Taxes and the Borrowers will promptly pay such additional amounts (including any penalties, interest or expenses, except for, in the event the Lender or the Administrative Agent fails to deliver notice of such assertion of Taxes or Other Taxes to the Borrowers within ninety (90) days after it has received notice of such assertion or imposition of Taxes or Other Taxes, any such penalties, interest or expenses which would not have arisen but for the failure of the Lender or the Administrative Agent to so notify the Borrowers of such assertion or imposition of Taxes or Other Taxes) as is necessary in order that the net amount received by the Lender or the Administrative Agent after the payment of such Taxes or Other Taxes (including any Taxes on such additional amount) shall equal the amount the Lender or the Administrative Agent would have received had not such Taxes or Other Taxes been asserted or imposed.

                  (D) If either Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, then, subject to
SECTION 3.1(H):

                           (I)      the sum payable shall be increased as
necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 3.1) such Lender or the Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deduction or withholding been made;

                           (II)     such Borrower shall make such deduction or
withholding; and

                           (III)    such Borrower shall pay the full amount
deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (E) Within thirty (30) days after the date of any payment by either Borrower of Taxes or Other Taxes, such Borrower, upon the Administrative Agent's request, shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Administrative Agent.



                                      41.

                  (F) If either Borrower fails to pay any Taxes or Other Taxes when due to the appropriate taxing authority or fail to furnish to the Administrative Agent the required receipts or other required documentary evidence, the Borrowers shall jointly, severally and solidarily indemnify the Lenders and the Administrative Agent for any incremental Taxes or Other Taxes, interest or penalties that may become payable by any of the Lenders and the Administrative Agent as a result of any such failure.

                  (G) Each Lender which is a foreign person (i.e., a person other than a United States person for United States federal income tax purposes) agrees that:

                           (I)      in the case of any Lender which is a "bank"
within the meaning of Section 881(c)(3)(A) of the Code,

                                    (A)     it shall, no later than the Closing
Date (or, in the case of a Lender which becomes a party hereto pursuant to SECTION 12.11 after the Closing Date, the date upon which the Lender becomes a party hereto) deliver to the Borrowers through the Administrative Agent two (2) accurate and complete signed originals of IRS Form 4224 or any successor thereto ("Form 4224"), or two accurate and complete signed originals of IRS Form 1001 or any successor thereto ("Form 1001"), as appropriate, in each case indicating that the Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States federal income tax;

                                    (B)      if at any time the Administrative
Agent or such Lender makes any changes necessitating a new Form 4224 or Form 1001, it shall within thirty (30) days after such change becomes effective deliver to the Borrowers through the Administrative Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form 4224, or two accurate and complete signed originals of Form 1001, as appropriate, in each case indicating that the Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States federal income tax;

                           (II)     in the case of any Lender other than a
Lender described in clause (i) above,

                                    (A)     it shall, no later than the Closing
Date (or, in the case of a Lender which becomes a party hereto pursuant to SECTION 12.11 after the Closing Date, the date upon which the Lender becomes a party hereto) deliver to the Borrowers through the Administrative Agent two (2) accurate and complete signed originals of a certificate substantially in the form of EXHIBIT H hereto (any such certificate, a "Non-Bank Lender Tax Certificate") and two accurate and complete signed originals of IRS Form W-8 or any successor thereto ("Form W-8") certifying to such Lender's legal entitlement (assuming compliance by the Borrowers with the terms of this Agreement) to an exemption whereby the Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

                                    (B)      if at any time the Administrative
Agent or such Lender makes any changes necessitating a new Form W-8, it shall within thirty (30) days after such



                                      42.

change becomes effective deliver to the Borrowers through the Administrative Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form W-8 certifying to such Lender's legal entitlement (assuming compliance by the Borrowers with the terms of this Agreement) to an exemption whereby the Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States federal income tax;

                           (III)    it shall, before or within thirty (30) days
after the occurrence of any event (including the passing of time but excluding any event mentioned in (i) or (ii), above) requiring a change in or renewal of the most recent Form 4224, Form 1001 or Form W-8 previously delivered by such Lender, deliver to the Borrowers through the Administrative Agent two accurate and complete original signed copies of Form 4224, Form 1001 or Form W-8 in replacement for the forms previously delivered by the Lender; and

                           (IV)     it shall, promptly upon the Borrowers' or
the Administrative Agent's reasonable request to that effect, deliver to the Borrower or the Administrative Agent (as the case may be) such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes.

                  (H) The Borrowers will not be required to pay any additional amounts in respect of United States federal income tax pursuant to
SECTION 3.1(D) to the Administrative Agent or any Lender for the account of any Lending Office of such Lender:

                           (I)      if the obligation to pay such additional
amounts would not have arisen but for a failure by such Lender to comply with its obligations under SECTION 3.1(G) in respect of such Lending Office; or

                           (II)     if such Lender shall have delivered to the
Borrowers a Form 4224, Form 1001 or Form W-8 in respect of such Lending Office pursuant to SECTION 3.1(G), and such Lender shall not at any time be entitled to exemption from deduction or withholding of United States federal income tax in respect of payments by either Borrower hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such form.

                  (I) If, at any time, the Borrowers request any Lender to deliver any forms or other documentation in addition to those required pursuant to SECTION 3.1(G)(IV), then the Borrowers shall, on demand of such Lender through the Administrative Agent, reimburse such Lender for any costs and expenses (including reasonable Attorney Costs) reasonably incurred by such Lender in the preparation or delivery of such forms or other documentation.

                  (J) If either Borrower is required to pay additional amounts to any Lender or the Administrative Agent pursuant to SECTION 3.1(D), then such Lender shall use its reasonable best efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its



                                      43.

Lending Office so as to eliminate any such additional payment by the Lender which may thereafter accrue if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

         SECTION 3.2 INCREASED COSTS. If any Lender shall determine that, due to either (a) the introduction of or any change (other than any change by way of imposition of or increase in the Eurodollar Reserve Percentage included in the calculation of the LIBOR) in or in the interpretation of any Requirement of Law or (b) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any LIBOR Loans, then the Borrowers shall be liable for, and shall from time to time, upon demand therefor by such Lender, pay to such Lender such additional amounts as are sufficient to compensate such Lender for such increased costs.

         SECTION 3.3 CAPITAL REQUIREMENTS. If any Lender shall determine that any change after the date of this Agreement in any law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards," or the adoption after the date hereof of any other Requirement of Law regarding capital adequacy, or any change after the date of this Agreement in any of the foregoing or in the enforcement or interpretation or administration of any of the foregoing by any Governmental Authority charged with the enforcement or interpretation or administration thereof, or compliance by any Lender (or any Lending Office of the Lender) or the Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, has the effect of reducing the rate of return on the Lender's capital or on the capital of the Lender's holding company, if any, as a consequence of the maintaining of any of its Commitments or the making or maintaining any Loan under this Agreement to a level below that which the Lender or the Lender's holding company could have achieved but for such adoption, change or compliance (taking into consideration the Lender's policies and the policies of the Lender's holding company with respect to capital adequacy) by an amount deemed by the Lender to be material, then, upon written demand by the Lender, the Borrowers shall pay to the Lender, from time to time such additional amount or amounts as will compensate the Lender or the Lender's holding company for any such reduction suffered. Without affecting its rights under this SECTION 3.3 or any other provision of this Agreement, the Lender agrees that if there is any increase in any cost to or reduction in any amount receivable by the Lender with respect to which the Borrowers would be obligated to compensate the Lender pursuant to this SECTION 3.3, the Lender shall use reasonable efforts to select an alternative Lending Office which would not result in any such increase in any cost to or reduction in any amount receivable by the Lender; provided, however, that the Lender shall not be obligated to select an alternative Lending Office if the Lender determines that
(a) as a result of such selection the Lender would be in violation of any Requirement of Law, or would incur additional costs or expenses, or (b) such selection would be inadvisable for regulatory reasons.

         SECTION 3.4 CERTIFICATES OF LENDERS. Any Lender claiming reimbursement or compensation pursuant to this ARTICLE III or SECTION 2.7(D) shall deliver to the Borrowers (with a copy to the Administrative Agent) a certificate setting forth in reasonable detail the amount



                                      44.

payable and the basis therefor to the Lender hereunder. Such certificate shall be conclusive and binding on the Borrowers in the absence of manifest error.

         SECTION 3.5 SUBSTITUTION OF LENDERS. Upon the receipt by the Borrowers from any Lender of a claim for compensation pursuant to SECTIONS 2.7(D), 3.1, 3.2 or 3.3, the Borrowers may: (a) request such Lender to use its best efforts to obtain a replacement bank or financial institution satisfactory to the Borrowers to acquire and assume all or part of such Lender's Loans and Commitments (a "Replacement Lender"), (b) request one more of the other Lenders to acquire and assume all or part of such Lender's Loans and Commitments or (c) designate a Replacement Lender. Any such designation of a Replacement Lender under clause (a) or (c) shall be subject to the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed).

         SECTION 3.6 SURVIVAL. The agreements and obligations of the Borrowers in SECTION 2.7(D) and this ARTICLE III shall survive the payment of all other Obligations.

                                   ARTICLE IV

            CONDITIONS PRECEDENT TO CLOSING AND THE MAKING OF LOANS

         SECTION 4.1 CONDITIONS PRECEDENT TO THE CLOSING. The Closing shall occur upon the prior satisfaction of each of the conditions precedent set forth in this SECTION 4.1, as determined by the Lenders and the Administrative Agent (all Loan Documents and other documents to be delivered to the Administrative Agent or any Lender pursuant to this SECTION 4.1 shall be subject to prior approval as to form and substance (including as to results) by the Lenders and the Administrative Agent); provided, that all of such conditions in this SECTION 4.1 shall have been satisfied by May 31, 1999 unless such date shall have been extended by the written consent of all Lenders.

                  (A) CORPORATE DOCUMENTS. The Administrative Agent shall have received originals of each of the following:

                           (I)      CERTIFICATE OF THE SECRETARY (STP).
Certificate executed by the secretary or assistant secretary of STP, or of STOC, in its capacity as STP's sole general partner, on behalf of the STP, dated the Closing Date, certifying (A) that such company has the authority to execute, deliver and perform its obligations under each of the Loan Documents and the Merger Documents to which it is a party, (B) that attached behind EXHIBIT A to such certificate is a true, correct and complete copy of (1) the STP Partnership Agreement then in full force and effect, (2) the certificate of limited partnership of the STP certified by the Secretary of State of the State of Delaware as of a date not more than thirty (30) Business Days prior to the Closing Date, and (3) any other organizational documents of STP then in full force and effect, (C) that attached behind EXHIBIT B to such certificate is a true, correct and complete copy of the resolutions adopted by STOC, in its capacity as general partner of STP, then in full force and effect authorizing the execution, delivery and performance by STP of each of the Loan Documents and each of the Merger Documents to which it is a party, ratifying the execution, delivery and performance by STP of the Loan Documents and the Merger Documents to which it is a party and the consummation of the Merger, (D) that attached behind EXHIBIT C to such



                                      45.

certificate is a certificate of the Secretary of State of the States of Delaware, Louisiana and the state in which is located STP's chief executive office, in each case dated as of a date not more than thirty (30) Business Days prior to the Closing Date, stating that STP is in good standing in such states,
(E) the name(s) of the officer(s) of STP authorized to execute Loan Documents and the Merger Documents on behalf of STP, together with a sample of the true signatures of such officer(s), and (F) that the Lenders and the Administrative Agent may conclusively rely on such certificate unless and until STP shall have delivered to the Administrative Agent a further certificate canceling or amending such prior certificate.

                           (II)     CERTIFICATE OF THE SECRETARY (PIONEER).
Certificate executed by the secretary or assistant secretary of Pioneer, or of STOC, as STP's sole general partner, on behalf of STP, as Pioneer's manager, dated the Closing Date, certifying (A) that Pioneer has the authority to execute, deliver and perform its obligations under each of the Loan Documents to which it is a party, (B) that attached behind EXHIBIT A to such certificate is a true, correct and complete copy of (1) the Pioneer Operating Agreement then in full force and effect, (2) the certificate of formation of Pioneer certified by the Secretary of State of the State of Oregon as of a date not more than thirty (30) Business Days prior to the Closing Date and (3) any other organizational documents of Pioneer then in full force and effect, (C) that attached behind EXHIBIT B to such certificate is a true, correct and complete copy of the resolutions adopted by STP, in its capacity as manager of Pioneer, then in full force and effect authorizing the execution, delivery and performance by Pioneer of each of the Loan Documents to which it is a party,
(D) that attached behind EXHIBIT C to such certificate is a certificate of the Secretary of State of the States of California, Oregon, Washington and the state in which Pioneer maintains its chief executive office, in each case dated as of a date not more than thirty (30) Business Days prior to the Closing Date, stating that Pioneer is in good standing in such states, (E) the name(s) of the officer(s) of Pioneer authorized to execute Loan Documents on behalf of Pioneer, together with a sample of the true signatures of such officer(s), and
(F) that the Lenders and the Administrative Agent may conclusively rely on such certificate unless and until Pioneer shall have delivered to the Administrative Agent a further certificate canceling or amending such prior certificate.

                           (III)    CERTIFICATE OF THE SECRETARY (STT).
Certificate executed by the secretary or assistant secretary of STT, dated the Closing Date, certifying (A) that STT has the authority to execute, deliver and perform its obligations under each of the Loan Documents and Merger Documents to which it is a party, (B) that attached behind EXHIBIT A to such certificate is a true, correct and complete copy of (1) the bylaws of STT then in full force and effect, (2) the certificate of incorporation of STT certified by the Secretary of State of the State of Georgia as of a date not more than thirty
(30) Business Days prior to the Closing Date, and (3) any other organizational documents of STT then in full force and effect, (C) that attached behind EXHIBIT B to such certificate is a true, correct and complete copy of the resolutions adopted by the Board of Directors of STT then in full force and effect authorizing the execution, delivery and performance by STT of each of the Loan Documents and the Merger Documents to which it is a party, and the consummation of the Merger and the IPO, (D) that attached behind EXHIBIT C to such certificate is a certificate of the Secretary of State of the State of Georgia and of the state in which is located STT's chief executive office, in each case dated as of a date not more than thirty (30) Business Days prior to the Closing Date, stating that STT is in good standing in such states, (E) the name(s) of the officers of STT authorized to execute the Loan Documents on behalf of



                                      46.

STT, together with a sample of the true signatures of such officers and (F) that the Lenders and the Administrative Agent may conclusively rely on such certificate unless and until STT shall have delivered to the Administrative Agent a further certificate canceling or amending such prior certificate.

                           (IV)     CERTIFICATE OF THE SECRETARY (STOC).
Certificate executed by the secretary or assistant secretary of STOC, dated the Closing Date, certifying (A) STOC has the authority to execute, deliver and perform its obligations under each of the Loan Documents and Merger Documents to which it is a party, (B) that attached behind EXHIBIT A to such certificate is a true, correct and complete copy of (1) the bylaws of STOC in full force and effect, (2) the certificate of incorporation of STOC certified by the Secretary of State of the State of Delaware as of a date not more than thirty
(30) Business Days prior to the Closing Date, and (3) any other organizational documents of STOC then in full force and effect, (C) that attached behind EXHIBIT B to such certificate is a true, correct and complete copy of the resolutions adopted by STOC then in full force and effect authorizing the execution, delivery and performance by STOC (in its individual capacity) of each of the Loan Documents to which it is a party, authorizing the execution, delivery and performance by STOC (in its capacity as general partner of STP (in STP's individual capacity)) of each of the Loan Documents and Merger Documents to which STP is a party, and authorizing the execution, delivery and performance by STOC (in its capacity as general partner of STP (in STP's capacity as the manager of Pioneer)), and the consummation of the Merger and the IPO, (D) that attached behind EXHIBIT C to such certificate is a certificate of the Secretary of State of the State of Delaware and of the state in which is located STOC's chief executive office, in each case dated as of a date not more than thirty (30) Business Days prior to the Closing Date, stating that STOC is in good standing in such states, (E) the name(s) of the officer(s) of STOC authorized to execute Loan Documents and Merger Documents on behalf of STOC (in its individual capacity or in its capacity as general partner of STP (in STP's individual capacity or in STP's capacity as manager of Pioneer), as the case may be), together with a sample of the true signatures of such officer(s), and (F) that the Lenders and the Administrative Agent may conclusively rely on such certificate unless and until STOC shall have delivered to the Administrative Agent a further certificate canceling or amending such prior certificate.

                  (B) LOAN DOCUMENTS. The Administrative Agent shall have received originals of each of the following Loan Documents:

                           (I)      THIS AGREEMENT. This Agreement, duly
executed by each Borrower, each of the Lenders and the Administrative Agent, together with all completed SCHEDULES to this Agreement.



                                      47.

                           (II)     NOTES.

                                    (A)      Separate Term Notes dated the
Closing Date, duly executed by each Borrower to each of the Lenders in the stated principal amount of such Lender's Term Loan Commitment;

                                    (B)      Separate Revolving Notes dated the
Closing Date, duly executed by each Borrower to each of the Lenders in the stated principal amount of such Lender's Revolving Loan Commitment.

                           (III)    DESIGNATIONS OF RESPONSIBLE PERSONS.
Separate Designations of Responsible Persons, duly executed by an authorized officer of each Borrower.

                           (IV)     COLLATERAL DOCUMENTS. The following
Collateral Documents:

                                    (A)     TIMBERLANDS MORTGAGES. The separate
Timberlands Mortgages, each duly executed by the appropriate Borrower, as mortgagor or trustor, as the case may be, and the Collateral Agent, as mortgagee, or by the Title Company, as trustee, as the case may be, and duly notarized, together with legal descriptions of the Land attached respectively thereto as EXHIBIT A, which Timberlands Mortgages shall concurrently with the Closing be caused by the Title Company to be recorded in the official records of the respective jurisdiction in which such Land is located, with written or verbal confirmation of such recordation to the Administrative Agent by the Title Company to follow immediately thereafter.

                                    (B)     SECURITY AGREEMENTS. The Security
Agreements, duly executed by the appropriate Borrower and the Collateral Agent, together with all completed schedules to each Security Agreement.

                           (V)      PLEDGE DOCUMENTS. The following Pledge
Documents:

                                    (A)      STP PLEDGE AGREEMENT. The STP
Pledge Agreement, duly executed by STP and the Administrative Agent, together with all completed schedules and exhibits to the STP Pledge Agreement, including the notice of pledge agreement, the acknowledgment and the initial transaction statement, and the original certificate(s) of membership interest evidencing all of STP's membership interest in Pioneer, together with a membership interest power executed in blank for each certificate.

                                    (B)      STT GUARANTY AND PLEDGE AGREEMENT.
The STT Guaranty and Pledge Agreement, duly executed by STT and the Administrative Agent, together with all completed schedules and exhibits to the STT Guaranty and Pledge Agreement, including the notice of pledge agreement, the acknowledgment and the initial transaction statement, and the original stock certificate(s) of STOC and the certificate(s) of partnership interest evidencing all of STT's stock interest in STOC and limited partnership interest in STP, together with a stock power or a partnership interest power, as applicable, executed in blank for each certificate.

                                    (C)      STOC GUARANTY AND PLEDGE
AGREEMENT. The STOC Guaranty and Pledge Agreement, duly executed by STOC and the Administrative Agent, together with all completed schedules and exhibits to the STOC Guaranty and Pledge



                                      48.

Agreement, including the notice of pledge agreement, the acknowledgment and the initial transaction statement, and the original certificate(s) of general partnership interest evidencing all of STOC's general partnership interests in STP, together with a general partnership interest power executed in blank for each certificate.

                                    (D)      LIMITED GUARANTIES BY BROOMS. A
Limited Guaranty, duly executed by Thomas P. Broom and a Limited Guaranty duly executed by Christopher J. Broom, each dated as of the date hereof, unless in either case the delivery thereof is waived by the Administrative Agent.

                           (VI)     FINANCING STATEMENTS. The Financing
Statements, naming and duly executed by STP, Pioneer, STT and STOC, as the case may be, as debtor, and the Collateral Agent or the Administrative Agent, as the case may be, as secured party, including a description of the personal property Collateral granted or pledged by STP, Pioneer, STT and STOC, as the case may be (and in the case of farm product and fixture filings, a legal description of the real property where the timber or fixtures are located), which Financing Statements shall concurrently with the Closing be caused to be filed with the Governmental Authorities indicated on SCHEDULE 3.

                           (VII)    ENVIRONMENTAL INDEMNITY. The Environmental
Indemnity, duly executed by the Borrowers and STT, jointly and severally and solidarily, in favor of the Lenders, the Administrative Agent and the Collateral Agent, together with all completed schedules to the Environmental Indemnity.

                           (VIII)   COLLATERAL AGENCY AGREEMENT. The Collateral
Agency Agreement, duly executed by the Collateral Agent and each of the Lenders.

                           (IX)     INTERCREDITOR AGREEMENT. The Intercreditor
Agreement, duly executed by the Intercreditor Agent and the Pool Lenders (as defined therein).

                  (C) OPINIONS OF COUNSEL. The Administrative Agent shall have received each of the following originally executed legal opinions, dated the Closing Date:

                           (I)      Opinion of Borrowers' Counsel (SAB) in form
and substance acceptable to the Administrative Agent;

                           (II)     Opinion of Agent's Counsel (CG) in form and
substance acceptable to the Administrative Agent;

                           (III)    Opinion of Agent's Counsel (SPW) in form
and substance acceptable to the Administrative Agent; and

                           (IV)     Opinion of Agent's Counsel (BJLLC) in form
and substance acceptable to the Administrative Agent.

                  (D) PAY-OFF LETTERS. The Agent shall have received separate pay-off letters executed by ABN AMRO in its separate capacities as the agent for the lenders in respect of the Existing STP Debt, the Existing STT Debt and the Existing STTII Debt and by First Union



                                      49.

National Bank in its capacity as the agent for the lenders in respect of the Existing Pioneer Debt, setting forth the then outstanding amount of the Existing STP Debt, Existing STT Debt, the Existing STTII Debt and the Existing Pioneer Debt, as applicable, the amount of any repayments or prepayments of the Existing STP Debt, Existing STT Debt, Existing STTII Debt or Existing Pioneer Debt scheduled or reasonably expected to occur between the date of such letter and May 11, 1999 and the reasonably contemplated accruals of unpaid interest as of such date; and stating that upon receiving a request for a final pay-off amount from the Administrative Agent in contemplation of the closing of the IPO (which request is contemplated to be made promptly after the Administrative Agent receives notice from the Borrowers that the STT Registration Statement has been declared effective by the SEC), such agent shall provide a final pay-off amount for the identified closing date of the IPO, together with a per diem for accruals of interest thereafter; and stating that upon obtaining confirmation of receipt by wire transfer of such final payment amount such agent shall instruct the Escrow Agent, as the escrow holder under the Escrow Agreement, to record and file all requests for reconveyance, UCC terminations and other documents or instruments reasonably requested by the Collateral Agent to effect the termination of all Liens securing the Existing STP Debt, the Existing STT Debt, the Existing STTII Debt and the Existing Pioneer Debt.

                  (E) MERGER DOCUMENTS. The Administrative Agent shall have received copies, certified by the Borrowers, of all of the duly and fully executed Merger Documents, including all bring-downs and all amendments and modifications thereto.

                  (F) IPO DOCUMENTS. The Agent shall have received a certificate executed by a Responsible Person of each Borrower, that (i) the STT Registration Statement attached thereto as Exhibit A is final and complete, including all post-effective amendments, (ii) the SEC has declared the STT Registration Statement effective (giving the date and time the STT Registration was declared effective), (iii) the prospectus of STT attached thereto as Exhibit B is final and complete, including all post-effective supplements, and
(iv) that Underwriter's Agreement between STT and the underwriters for the IPO and dated substantially concurrent with the SEC's declaring the STT Registration Statement effective, is final and complete.

                  (G) CONSUMMATION OF THE MERGER. The Agent shall have received a file-stamped conformed copy of the Merger Agreement, as filed with the Secretary of State of the State of Delaware.

                  (H) CONSUMMATION OF THE IPO. The IPO shall have closed and the Administrative Agent shall have received confirmation from (i) ABN AMRO, in its separate capacities as the agent for the lenders in respect of the Existing STT Debt, that it has received confirmation of receipt of a wire transfer of immediately available funds to be applied to and sufficient to repay in full the Existing STT Debt, (ii) the Escrow Agent that the Escrow Agent has received into escrow pursuant to the Escrow Agreement immediately available funds an amount equal to the remainder of the Net Issuance Proceeds of the IPO, which amounts shall have been contributed as equity by STT to STP to be used, along with the proceeds of the initial funding of Loans under this Agreement, to repay the Existing STTII Debt, Existing STP Debt and the Existing Pioneer Debt in full, apportioned according to the amounts set forth in the Funds Transfer Memorandum referred in SECTION 4.1(BB).



                                      50.

                  (I) BORROWING BASE AVAILABILITY. After giving effect to the application of the Net Issuance Proceeds and the proceeds of the Loans in accordance with the terms of this Agreement, the Borrowing Base Availability shall be not less than $40,000,000.

                  (J) GOVERNMENTAL CONSENTS. The Administrative Agent shall have received written confirmation that all consents, approvals, orders and authorizations, and all registrations, declarations and filings with, and expirations of waiting periods imposed by, any Governmental Authority necessary for the consummation of the Merger and the IPO contemplated by the Merger Documents have been obtained.

                  (K) THIRD PARTY CONSENTS. The Administrative Agent shall have received written confirmation that all consents, approvals and authorizations from third Persons required under any material agreement, contract or other document necessary for the consummation of the Merger and the IPO or the grant in the Loan Documents of any Lien in favor of the Collateral Agent or the Administrative Agent have been obtained.

                  (L) TIMBER VALUATIONS. The Administrative Agent shall have received (i) the Updated Pioneer Valuation and the Updated STP Valuation, and (ii) a report, certified by the chief financial officer of each Borrower as being true and correct, stating the harvest of Timber from the Timberlands owned by it from the effective date of the Updated Pioneer Valuation or the Updated STP Valuation, as applicable, through the Closing Date, specifying the volume of Merchantable Timber harvested during the period by species, parcel and acreage; provided, however, if either or both of the Updated Pioneer Valuation and the Updated STP Valuation have not been completed by the Closing Date, the Administrative Agent shall have received a report, certified by the chief financial officer of the applicable Borrower as being true and correct, stating the harvest of Timber from the Timberlands owned by such Borrower, which information would have been otherwise reflected in the Updated Pioneer Valuation or the Updated STP Valuation, as applicable, from the effective date of the October 1998 Pioneer Valuation or the December 1998 STP Valuation, as applicable, through the Closing Date, specifying the volume of Merchantable Timber harvested during the period by species, parcel and acreage. The Updated Pioneer Valuation and the Updated STP Valuation, or the October 1998 Pioneer Valuation or the December 1998 STP Valuation, as applicable, as so adjusted by harvest through the Closing Date (with the value of such harvest being derived from the average price per block determined in the Updated Pioneer Appraisal or the Updated STP Valuation, as applicable) shall demonstrate the Timberlands owned by the Borrowers to have a minimum aggregate Value of Merchantable Timber of $500,000,000 and all of the assets owned by the Borrowers to have a minimum aggregate market value of $600,000,000.

                  (M) SENIOR MANAGEMENT AND BOARD OF DIRECTORS OF STT AND STOC. The senior management, board of directors of STT and STOC shall be as set forth in the STT Registration Statement as initially filed with the SEC on January 27, 1999, except for any changes in such senior management or boards of directors as shall be approved in writing by the Administrative Agent.

                  (N) FINANCIAL STATEMENTS. The Administrative Agent shall have received a certificate of an authorized officer of STOC, as the general partner of STP, having responsibility for financial matters, including the preparation of financial statements, attaching copies of the



                                      51.

pro-forma consolidated statements of income and cash flows for five (5) years of projected operations for each Borrower, assuming the consummation of the Merger and the IPO.

                  (O) HARVEST PLAN. The Administrative Agent shall have received the Harvest Plan, which Harvest Plan shall have been reviewed and approved by the Administrative Agent.

                  (P) ENVIRONMENTAL REVIEW. The Administrative Agent shall have received such environmental assessments and information with respect to the Land as the Administrative Agent shall reasonably require, in each case, satisfactory in scope, form and with results acceptable to the Administrative Agent, including an assessment of endangered and threatened species, disease, infestation, fire damage, contamination and other regulatory issues which could have a material adverse effect on the harvestability or the value of Merchantable Timber located on the Timberlands owned by either Borrower and other Timber related matters.

                  (Q) MATERIAL AGREEMENTS. The Administrative Agent shall have received copies of all material agreements, contracts, instruments and other documents of each Borrower, or under which either Borrower has rights, or by which any Property of either Borrower is bound, including, all Cutting Rights Agreement, Timber Sales Contracts, Harvesting Contracts, supply agreements, royalty contracts, real and personal property leases, easements, rights-of-way, road use, trackage and other access agreements and arrangements, mineral leases, hunting leases, management fee agreements, evidences of indebtedness, processing, distribution or warehousing contracts, and permits.

                  (R) ACCESS RIGHTS AND SERVITUDES. The Administrative Agent shall have received satisfactory evidence that all material access rights, rights-of-way and other servitudes and rights appurtenant to the Land have been obtained, including such access rights as are necessary for the uninterrupted and orderly operation of the Business consistent with the Harvest Plan.

                  (S) ENTITLEMENTS. The Administrative Agent shall have received copies of or other satisfactory evidence each Borrower has obtained all governmental entitlements necessary or useful to enable such Borrower to operate the Business consistent with the Harvest Plan, including all agreements, authorization, licenses, permits and other entitlements (and applications for the same) relating to mineral rights and access to and the use of minerals and other natural resources (subject to the reservation of mineral rights in favor of the predecessor owners of the Bel-Quatre Timberlands).

                  (T) TITLE POLICY. The Administrative Agent shall have received an irrevocable and unconditional commitment by the Title Company to issue an ALTA lenders' policy of title insurance (the "Actual Title Policy") having an effective date that is the date of recordation of the Timberlands Mortgages in the official records of the respective jurisdictions, in exactly the same form as the Pro Forma Title Policy.

                  (U) INSURANCE. The Administrative Agent shall have received the certificates evidencing the insurance coverages and limits maintained by the Borrowers in compliance with the insurance requirements set forth in ARTICLE VI.



                                      52.

                  (V) NO MATERIAL ADVERSE CHANGE. There shall have occurred no Material Adverse Change since December 31, 1998.

                  (W) UCC SEARCHES. The Administrative Agent shall have received certified copies, dated as of a recent date, of form UCC-3 or UCC-11, as appropriate, requests for copies or information as the Administrative Agent shall request, accompanied by written evidence (including UCC termination statements) that the Liens indicated in any such financing statements either constitute a Permitted Lien or have been or in connection with the Closing will be terminated or released.

                  (X) NO LITIGATION. There shall not have been instituted or overtly threatened any litigation or proceeding in or before any Governmental Authority to which either Borrower is, or is threatened with becoming, a party and which could reasonably be expected to result in a Material Adverse Change.

                  (Y) THE BORROWERS' BRING-DOWN CERTIFICATE. The Administrative Agent shall have received a certificate dated the Closing Date, executed by the president or a vice president of STOC as the general partner of STP, (i) on behalf of the STP in its individual capacity, and (ii) on behalf of STP in its capacity as sole member of Pioneer, certifying that:

                                    (A)     no Default or Event of Default has
                  occurred and is continuing; and

                                    (B)      the representations and warranties
                  of each Borrower contained in ARTICLE V of this Agreement are true, accurate and complete in all material respects (except for such representations and warranties made as of a specified date which shall be true, accurate and complete in all material respects as of such date), taking into account the consummation of the Merger and the IPO, as of the Closing Date.

                  (Z) ARRANGERS/AGENT FEE LETTER. ABN AMRO shall have received the Arrangers/Agent Fee Letter, duly executed by the Borrowers, together with the payment of such fees as are set forth in the Fee Letter to be paid at Closing (the payment of which shall be deemed a concurrent condition).

                  (AA) ESCROW AGREEMENT. The Administrative Agent shall have received the Escrow Agreement duly executed by the Escrow Agent, each Borrower, the Collateral Agent, the Administrative Agent, ABN AMRO in its separate capacity as the agent for the lenders in respect of the Existing STTII Debt and as the agent for the lenders in respect of the Existing STP Debt, and First Union National Bank in its capacity as the agent for the lenders in respect of the Existing Pioneer Debt, in form and substance satisfactory to Administrative Agent.

                  (BB) FUNDS TRANSFER MEMORANDUM. The Administrative Agent shall have received a funds transfer memorandum dated the Closing Date, executed by STT, STOC, STP, Pioneer and the Administrative Agent setting forth the sources and uses of cash as at the Closing in order to consummate the Merger, the IPO and the funding of the initial Loans under this Agreement.



                                      53.

                  (CC) FEES AND COSTS. The Administrative Agent shall have received an amount equal to the aggregate of the Administrative Agent's good faith estimate of all Attorney Costs and other disbursements incurred by ABN AMRO (including in its capacity as the Administrative Agent) in connection with the Closing of the transactions contemplated hereunder, including the negotiation and preparation of this Agreement and each of the other Loan Documents (the payment of which shall be deemed a concurrent condition), which payment shall be subject to post-Closing adjustment following receipt by the Administrative Agent of all final invoices.

                  (DD) OTHER DOCUMENTS. The Administrative Agent or the Lenders shall have received such other documents and information from the Borrowers as the Lenders may reasonably request.

         SECTION 4.2 THE MAKING OF LOANS. The obligation of the Lenders to make further advances of any Loans after the initial funding of Loans on the Closing Date is subject to the satisfaction of the following further conditions precedent:

                  (A) The Administrative Agent shall have received a Notice of Borrowing, with appropriate insertions, executed by a Responsible Person of the Requesting Borrower.

                  (B) No event shall have occurred and be continuing or would result from the making of any Loan on such Funding Date which constitutes a Default or an Event of Default under this Agreement.

                  (C) The Administrative Agent shall have received such other instruments and documents as it may have reasonably requested from the Borrowers in connection with the requested Borrowing.

                  (D) A Material Adverse Change shall not have occurred and be continuing since the date of the most recent audited consolidated financial statements of STT delivered under SECTION 7.1(B).

                                   ARTICLE V

                 THE BORROWERS' REPRESENTATIONS AND WARRANTIES

         As of the Closing Date and after giving effect to the Merger and the IPO, each Borrower hereby represents and warrants to each Lender and the Administrative Agent as follows, and agrees that each of said warranties and representations shall be deemed to continue so long as any of the Commitments shall be available hereunder or any Loan or other payment Obligation shall remain unpaid or unsatisfied, and shall be deemed to have been brought down and apply anew to the making of each Loan.

         SECTION 5.1       ORGANIZATION, POWER AND AUTHORITY OF THE BORROWERS.

                  (A) STP. STP is a limited partnership duly formed and validly existing under the laws of the State of Delaware, is duly qualified to do business and is in good standing in each jurisdiction where the nature of its business requires such qualification and where the failure to



                                      54.
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so qualify could, with reasonable likelihood, cause or result in a Material
Adverse Change, including each state listed in ITEM 5.1 to the DISCLOSURE SCHEDULE, and has full power and authority and holds all material requisite governmental licenses, permits and other approvals and entitlements to enter into and perform its respective obligations under this Agreement, the Notes, and each of the other Loan Documents to which it is a party and each of the Merger Documents to which it is a party, and to own and hold under lease its Property and to conduct its business substantially as currently conducted by it and such business as contemplated to be conducted by it upon and following the consummation of the transactions contemplated by the Merger Documents and the Loan Documents.

                  (B) PIONEER. Pioneer is a limited liability company duly formed and validly existing under the laws of the State of Oregon, is duly qualified to do business and is in good standing in each jurisdiction where the nature of its business requires such qualification and where the failure to so qualify could, with reasonable likelihood, cause or result in a Material Adverse Change, including each state listed in ITEM 5.1 to the DISCLOSURE SCHEDULE, and has full power and authority and holds all material requisite governmental licenses, permits and other approvals and entitlements to enter into and perform its respective obligations under this Agreement, the Notes, and each of the other Loan Documents to which it is a party and each of the Merger Documents to which it is a party, and to own and hold under lease its Property and to conduct its business substantially as currently conducted by it and such business as contemplated to be conducted by it upon and following the consummation of the transactions contemplated by the Merger Documents and the Loan Documents.

         SECTION 5.2 ORGANIZATION, POWER AND AUTHORITY OF THE BORROWERS' SUBSIDIARIES. As of the Closing the only Subsidiary of STP is Pioneer and Pioneer has no Subsidiaries. As to and in respect of any bring-down of the representation and warranty set forth in this SECTION 5.2 subsequent to such time, if either Borrower shall have, subject to SECTION 7.8, organized, formed or otherwise acquired a Subsidiary, the following shall supersede and replace the preceding sentence: Each of the Borrowers' Subsidiaries are duly organized and validly existing under the laws of the jurisdiction of its incorporation or formation, is duly qualified to do business and is in good standing in each jurisdiction where the nature of its business requires such qualification and where the failure to so qualify could, with reasonable likelihood, cause or result in a Material Adverse Change, including each state listed in ITEM 5.2 to the DISCLOSURE SCHEDULE, and has full power and authority and holds all requisite governmental licenses, permits and other approvals and entitlements to enter into and perform its obligations under each of the Loan Documents to which it is a party, and to own and hold under lease its Properties and to conduct its business substantially as currently conducted by it and such business as contemplated to be conducted by it.

         SECTION 5.3 LOAN DOCUMENTS AUTHORIZED; BINDING OBLIGATIONS. The execution, delivery and performance of this Agreement, and each of the other Loan Documents, in each case to which it is a party, have been duly authorized by all necessary and proper action on the part of each Borrower. The execution, delivery and payment of the Notes have been duly authorized by all necessary and proper action on the part of each Borrower. The Loan Documents constitute legally valid and binding obligations of each Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors'



                                      55.

rights generally and by general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing (regardless whether considered in a proceeding at law or in equity and the availability of the remedy of specific performance).

         SECTION 5.4 NO CONFLICT. The execution, delivery and performance of this Agreement and each of the other Loan Documents, in each case to which either Borrower is a party, and the execution, delivery and payment of the Notes by the Borrowers will not contravene any provision of the STP Partnership Agreement, the Pioneer Operating Agreement, or any other organizational documents of either Borrower, and will not (a) to the best of either Borrower's knowledge, after Due Inquiry, contravene, conflict with or violate any material Requirement of Law, (b) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which either Borrower or any of its Property or assets may be bound or affected or (c) violate or result in the breach of, or constitute a default under any loan or credit agreement, indenture or other document (which documents are, in the aggregate, material) to which either Borrower is a party or by which either Borrower or any of its Property or assets may be bound or affected. No Borrower is in violation or breach of or default under any material Requirement of Law, order, writ, judgment, injunction, decree, determination or award or any contract, agreement, lease, license, indenture or other instrument to which it is a party or by which it or any of its Property is bound, the non-compliance with which, the violation or breach of which or the default under which could, with reasonable likelihood, cause or result in a Material Adverse Change.

         SECTION 5.5 CAPITAL STRUCTURE. ITEM 5.5 of the DISCLOSURE SCHEDULE sets forth each of the record and, to the best of each Borrower's knowledge, after Due Inquiry, beneficial holders of partnership interests or membership interests, as the case may be, in the Borrowers (including voting interests of each such Person), by class and number and including the percentage of each class owned or to be owned by such Person as of the Closing Date. Except as set forth in ITEM 5.5 of the DISCLOSURE SCHEDULE, there are no options, warrants, rights to purchase or similar rights covering the partnership interests or membership interests, as the case may be, in either Borrower.

         SECTION 5.6 FINANCIAL CONDITION. All balance sheets, all statements of operations, of partners' or members' equity and of changes in cash flow, and other financial data (other than projections) furnished to the Administrative Agent for the purposes of or in connection with this Agreement or any of the other Loan Documents have been and will be prepared in accordance with GAAP consistently applied throughout the periods involved and will present fairly the financial condition of the entities involved as of the dates thereof and the result of their operations for the periods covered thereby (except that interim financial statements shall be subject to year-end adjustments and may not have footnotes). All projections which have been furnished to the Administrative Agent for purposes of or in connection with this Agreement were prepared in good faith on the basis of the assumptions stated therein, which assumptions were, in the opinion of the management of each Borrower, fair in the light of conditions existing at the time of delivery of such forecasts; and at the time of delivery, the management of each Borrower believed that the forecasts of its future financial performance set forth in the projections were reasonable and attainable.



                                      56.

         SECTION 5.7 NO MATERIAL ADVERSE CHANGE. Since the date of the most recent audited consolidated financial statements of STT furnished to the Administrative Agent pursuant to SECTION 7.1(B) there has been no Material Adverse Change.

         SECTION 5.8 OWNERSHIP OF PROPERTIES. From and after the Closing Date, each Borrower, as applicable, owns good and marketable title, in the case of real property, and merchantable title, in the case of personal property, to the Collateral, free and clear of Liens except for Permitted Liens.

         SECTION 5.9 LITIGATION. Except as disclosed in ITEM 5.9 of the DISCLOSURE SCHEDULE, there are no claims, actions, suits, proceedings or other litigation pending or, to the best of either Borrower's knowledge, overtly threatened against either Borrower or any of either Borrower's Property at law or in equity before any Governmental Authority or, to the best of either Borrower's knowledge, any investigation by any Governmental Authority of either Borrower's affairs or Properties which could, if adversely determined, with reasonable likelihood, cause or result in a Material Adverse Change. Other than any liability incident to the litigation or proceedings disclosed in ITEM 5.9 of the DISCLOSURE SCHEDULE and other as otherwise disclosed on ITEM 8.5 of the DISCLOSURE SCHEDULE, no Borrower has contingent liabilities which are material and which are not provided for or disclosed in the most recent financial statements delivered to the Administrative Agent pursuant to SECTION 7.1(a) or 7.1(B).

         SECTION 5.10 MATERIAL DOCUMENTS; THIRD PARTY CONSENTS. No Borrower is a party to, nor is all or any portion of the Land subject to, any Timber Sales Agreement or Cutting Rights Agreement relating to the Timberlands, whether written or oral, except as disclosed in ITEM 5.10 of the DISCLOSURE SCHEDULE. Except as further set forth on ITEM 5.10 of the DISCLOSURE SCHEDULE, no approval, authorization or consent of any Person under any such document is required to be obtained by either Borrower in order to make or consummate the transactions contemplated by the Loan Documents, except as has already been obtained.

         SECTION 5.11 NO GOVERNMENT CONSENTS NEEDED. Except as set forth on ITEM 5.11 of the DISCLOSURE SCHEDULE and for the filing of the Financing Statements, the recording of the Timberlands Mortgages, not yet due tax returns and reports or such of the foregoing as have already been filed, recorded, registered, or otherwise obtained, no certificate, authorization, permit consent, approval, order, license, exemption from, or filing or registration or qualification with, any Governmental Authority is or will be required to authorize, or is otherwise required in connection with:

                  (A) the execution and delivery by each Borrower of, and the payment and performance by each Borrower of its obligations under the Merger Documents and the Loan Documents; and

                  (B) the creation of the Liens described in and granted by each Borrower pursuant to the Loan Documents.

         SECTION 5.12      SOLVENCY. Each Borrower is Solvent.

         SECTION 5.13 MANAGEMENT AND LABOR AGREEMENTS. Except as set forth on ITEM 5.13 to the DISCLOSURE SCHEDULE, there are no agreements relating to the payment of management fees



                                      57.
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to any direct or indirect holder of an equity interest in either Borrower and there are no collective bargaining agreements or other similar material labor agreements covering any employees of either Borrower. A true and complete copy of each such agreement has been furnished to the Administrative Agent.

         SECTION 5.14 ERISA COMPLIANCE. Except as specifically disclosed in ITEM 5.14 of the DISCLOSURE SCHEDULE:

                  (A) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of either Borrower, nothing has occurred which would cause the loss of such qualification. Each Borrower and each ERISA Affiliate have made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

                  (B) There are no pending or, to the best knowledge of either Borrower, threatened claims, actions or lawsuits, or actions by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to cause or result in a Material Adverse Change. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to cause or result in a Material Adverse Change.

                  (C) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability;
(iii) neither Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; (v) neither Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA; (vi) neither Borrower nor any ERISA Affiliate has any liability with respect to "expected post retirement benefit obligations" within the meaning of Statement of Financial Accounting Standards No. 106; and (vii) "no prohibited transaction" (as defined in Section 406 of ERISA and Section 4975 of the Code) that has resulted or could, with reasonable likelihood, cause or result in a Material Adverse Change has occurred with respect to any Plan.

         SECTION 5.15 MARGIN REGULATIONS. No Borrower owns any "margin security" as that term is defined in the Margin Regulations, and the proceeds of the Loans will be used only for the purposes contemplated in this Agreement hereunder. None of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Loans to be considered a "purpose credit" within the meaning of the Margin Regulations.



                                      58.

         SECTION 5.16 TAXES. All material federal, state and local tax returns, reports and statements required to be filed by each Borrower have been filed with the appropriate Governmental Authorities and all Charges and other impositions shown thereon to be due and payable by either Borrower have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid, or such Borrower is contesting its liability therefor in good faith and has fully reserved all such amounts in the financial statements delivered to the Administrative Agent and the Lenders pursuant to SECTIONS 7.1(A) and 7.1(B). Proper and accurate amounts have been withheld by each Borrower from its employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities.

         SECTION 5.17 INTELLECTUAL PROPERTY RIGHTS. Each Borrower possesses and owns all necessary intellectual property rights and all licenses or sublicenses of intellectual property which are material to the conduct of its business as contemplated by the Merger Documents and the Loan Documents. Each Borrower conducts its business without infringement or, to the best of either Borrower's knowledge, after Due Inquiry, claim of infringement of any intellectual property right of others, except where such infringement or claim of infringement could not, with reasonable likelihood, cause or result in a Material Adverse Change. There is no infringement or, to the best of either Borrower's knowledge, after Due Inquiry, claim of infringement by others of any intellectual property owned, licensed or sublicensed by either Borrower.

         SECTION 5.18 OTHER REGULATIONS. Neither Borrower is: (a) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act or (b) an "investment company," or an "affiliated person" of, or a "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act.

         SECTION 5.19 YEAR 2000. Each of the Borrowers, STT and STOC has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by STP and its Subsidiaries (including Pioneer), STT and STOC may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999), and has made related appropriate inquiry of material suppliers, vendors and customers. Based on such review and program, the Borrowers believe that the "Year 2000 Problem" will not cause or result in a Material Adverse Change.

         SECTION 5.20 NATURE OF REPRESENTATIONS AND WARRANTIES. Each Borrower certifies to each Lender and the Administrative Agent that all representations and warranties made by it in this Agreement and all other Loan Documents are true, correct and complete in all material respects. Each request by a Borrower for a Borrowing and each continuation of a LIBOR Loan into another LIBOR Loan and each conversion of a LIBOR Loan into a Base Rate Loan or a Base Rate Loan into a LIBOR Loan shall constitute an affirmation that all such representations and warranties remain true, correct and complete in all material respects. Each representation



                                      59.

and warranty made in this Agreement, in any other Loan Document, and in any other document delivered to any Lender or the Administrative Agent by either Borrower, shall be deemed to have been relied upon by the Lenders and the Administrative Agent notwithstanding any investigation, inspection or inquiry theretofore or thereafter made by or on behalf of the any Lender or the Administrative Agent, or any funding of Loans by the Lenders.

                                   ARTICLE VI

                                   INSURANCE

         SECTION 6.1 INSURANCE BY THE BORROWERS AND SERVICES. Each Borrower shall procure at its own expense and maintain in full force and effect at all times on and after the Closing Date and continuing throughout the term of this Agreement insurance policies with responsible insurance companies, authorized to do business in the states and countries in which such Borrower has operations, with a Best Insurance Reports rating of "A-" or better and an financial size category of "IX" or higher, or, if not rated by Best, a Standard & Poor's rating of BBB or higher (and other companies acceptable to the Administrative Agent).

         SECTION 6.2 GENERAL INSURANCE REQUIREMENTS. Each Borrower shall maintain in full force at all times so long as any Commitment shall be available hereunder or any Loan or other Obligation shall remain unpaid or unsatisfied, all of the following:

                  (A) WORKERS' COMPENSATION INSURANCE. Workers' compensation insurance as required by applicable state laws.

                  (B) EMPLOYER'S LIABILITY INSURANCE. Employer's liability insurance with a $1,000,000 minimum limit per accident.

                  (C) GENERAL LIABILITY INSURANCE. Liability insurance on an occurrence basis against claims filed anywhere in the world and occurring anywhere in the world for personal injury (including bodily injury and death) and property damage. Such insurance shall provide coverage for products-completed operations, blanket contractual, explosion, collapse and underground coverage, broad form property damage, personal injury insurance, and the hostile fire exception to the pollution liability exclusion with a $1,000,000 minimum limit per occurrence for combined bodily injury and property damage.

                  (D) AUTOMOBILE LIABILITY INSURANCE. Automobile liability insurance against claims for personal injury (including bodily injury and death) and property damage covering all owned, leased non-owned and hired motor vehicles, including loading and unloading, with a $1,000,000 minimum limit per occurrence for combined bodily injury and property damage and containing appropriate no-fault insurance provisions wherever applicable.

                  (E) EXCESS INSURANCE. Excess liability insurance on an occurrence basis covering claims in excess of the underlying insurance described in the foregoing SECTIONS 6.2(B), (C) and (D), with a $5,000,000 minimum limit per occurrence, provided that aggregate limits of liability, if any, shall apply separately to claims occurring with respect to the Property. The amounts of insurance required in the foregoing SECTIONS 6.2(B), (C), (D) and this SECTION 6.2(E) may be satisfied by such Borrower purchasing coverage in the amounts specified or by any



                                      60.

combination of primary and excess insurance, so long as the total amount of insurance meets the requirements specified above.

                  (F) STANDING TIMBER. The Administrative Agent acknowledges that as of the date of this Agreement, insurance covering standing Timber is not available on commercially reasonable terms and therefore the Lenders are not requiring the Borrowers to purchase such insurance at this time.

         SECTION 6.3 ENDORSEMENTS. All policies of liability insurance required to be maintained by each Borrower under SECTION 6.2, other than employer's liability, shall be endorsed as follows:

                  (A) to provide a severability of interest or cross liability clause;

                  (B) to name each Lender and the Administrative Agent and their respective officers, agents and employees as additional insureds; and

                  (C)      to provide that the insurance required in CLAUSE
(B), above, shall be primary and not excess to or contributing with any insurance or self-insurance maintained by the additional insureds.

         SECTION 6.4       CONDITIONS.

                  (A) The Administrative Agent shall have the right to join either Borrower in adjusting any loss in excess of $2,500,000. All policies (other than in respect to liability or workers compensation insurance) shall insure the interests of the Lenders and the Administrative Agent, regardless of any breach or violation by such Borrower of warranties, declarations or conditions contained in such policies, any action or inaction of such Borrower or others, or any foreclosure relating to the Property covered by such policies or any change in ownership of all or any portion of the Property covered by such policies (the foregoing may be accomplished by the use of the Lenders Loss Payable Endorsement required above).

                  (B) All policies of insurance required to be maintained pursuant to this ARTICLE VI shall be endorsed so that if at any time should they be canceled, or coverage be reduced which affects the interests of the Lenders or the Administrative Agent, such cancellation or reduction shall not be effective as to the Lender or the Administrative Agent for sixty (60) days, except for non-payment of premium which shall be for ten (10) days, after receipt by the Administrative Agent of written notice from such insurer of such cancellation or reduction.

                  (C) Each Borrower shall require that all independent loggers and such Persons as such Borrower shall engage to perform harvesting operations on the Timberlands shall maintain liability coverage insurance consistent with industry standards for the applicable region.

         SECTION 6.5 EVIDENCE OF INSURANCE. On the Closing Date and on an annual basis prior to each policy anniversary, each Borrower shall furnish the Administrative Agent with (a) approved certification of all required insurance and (b) a schedule of the insurance policies held by or for the benefit of each Borrower and required to be in force by the provisions of this ARTICLE VI. Such certification shall be executed by each insurer or by an authorized



                                      61.
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representative of each insurer where it is not practical for such insurer to execute the certificate itself. Such certification shall identify the underwriters, the type of insurance, the insurance limits and the policy term and shall specifically list the special provisions enumerated for such insurance required by this ARTICLE VI. Upon the request of the Administrative Agent, the Borrowers will promptly furnish the Administrative Agent with copies of all insurance policies, binders and cover notes or other evidence of such insurance relating to the insurance required to be maintained by either Borrower. The schedule of insurance shall include the name of the insurance company, policy number, type of insurance, major limits of liability and expiration date of the insurance policies.

         SECTION 6.6 FAILURE TO MAINTAIN INSURANCE. In the event either Borrower fails to take out or maintain the full insurance coverage required by this ARTICLE VI, the Administrative Agent may (but shall not be obligated to) take out policies of insurance to protect the Administrative Agent's and the Lenders' interest and pay the premiums on the same. All amounts so advanced thereof by the Administrative Agent shall become an additional obligation of each Borrower to the Administrative Agent, and either Borrower shall forthwith pay such amounts to the Administrative Agent, together with interest thereon at the rate charged on past-due payments on Base Rate Loans from the date so advanced. The insurance purchased under this provision may, but need not, also protect the Borrowers' interest.

                                  ARTICLE VII

                     AFFIRMATIVE COVENANTS OF THE BORROWER

         Each Borrower hereby covenants and agrees that, so long as any Commitment shall be available hereunder or any Loan or other payment Obligation shall remain unpaid or unsatisfied, unless Required Lenders shall otherwise waive compliance in writing:

         SECTION 7.1 RECORDS AND REPORTS. Each Borrower shall maintain a system of accounting administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP, and deliver to the Administrative Agent and each Lender:

                  (A) QUARTERLY BORROWER-PREPARED FINANCIAL STATEMENTS. As soon as practicable and in any event, commencing with the Fiscal Quarter ending June 30, 1999, within forty-five (45) days after the end of each Fiscal Quarter, a consolidated (and consolidating) balance sheet of STP, as at the end of such period and the related consolidated (and as to statements of income only, consolidating) statements of income, partners' equity and cash flows of STP and its Subsidiaries (including Pioneer) prepared for such Fiscal Quarter and for such Fiscal Year to date, setting forth in each case in comparative form the figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail and certified by the chief financial officer of each Borrower that they (i) are complete and fairly present the financial condition of STP and its Subsidiaries (including Pioneer) as at the dates indicated and the results of its operations and changes in their cash flow for the periods indicated, (ii) disclose all liabilities of STP and its Subsidiaries (including Pioneer) that are required to be reflected or reserved against under GAAP, whether liquidated or unliquidated, fixed or contingent and (iii) have been prepared in accordance with GAAP, subject to the absence of footnotes and changes



                                      62.

resulting from audit and normal year-end adjustments; provided, that the delivery of STT's Quarterly Report on Form 10 -Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this SECTION 7.1(A) if such Quarterly Report complies with the timing and information requirements of this SECTION 7.1(A);

                  (B) ANNUAL AUDITED FINANCIAL STATEMENTS. As soon as practicable and in any event within ninety (90) days after the end of each Fiscal Year, a consolidated (and consolidating) balance sheet as at the end of such year and the related consolidated (and, as to statements of income only, consolidating) statements of income, partners' equity and cash flows of STP and its Subsidiaries (including Pioneer) and prepared for such Fiscal Year, setting forth in each case, in comparative form the figures for the previous year, all in reasonable detail and (i) in the case of such financial statements, accompanied by a report thereon of Arthur Andersen LLP or other independent public accountants of recognized national standing selected by the Borrowers and reasonably satisfactory to the Administrative Agent, which report shall not contain an adverse opinion, a disclaimer of opinion or be qualified or limited because of a restricted or limited examination by such accountant of any material portion of either Borrower's records and shall state that such financial statements present fairly the financial position of each Borrower as at the dates indicated and the results of its operations and changes in its financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise stated therein) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards and (ii) in the case of such consolidating financial statements, certified by the chief financial officer of each Borrower; provided, that the delivery within the time period specified in this SECTION 7.1(B) of STT's Annual Report on Form 10-K for such fiscal year (together with STT's annual report to shareholders prepared pursuant to Rule 14a-3 under the Securities Exchange Act of 1934, as amended) prepared in accordance with the requirements therefor, together with the Accountants' Statement described in
SECTION 7.1(C), shall be deemed to satisfy the requirements of this SECTION 7.1(B) if such Annual Report complies with the timing and information requirements of this SECTION 7.1(B);

                  (C) ACCOUNTANTS' STATEMENT. Together with each delivery of financial statements pursuant to SECTION 7.1(B), a written statement by the independent public accountants giving the report thereon (i) stating that their audit examination has included a review of the terms of this Agreement and the Notes as they relate to accounting matters, (ii) stating whether, in connection with their audit examination, any condition or event which constitutes a Default or an Event of Default as they relate to accounting matters has come to their attention, and if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Default or Event of Default that would not be disclosed in the course of their audit examination, and (iii) stating that based on their audit examination nothing has come to their attention which causes them to believe that either or both the information contained in the certificates as they relate to accounting matters delivered therewith pursuant to SECTION 7.1(B), is not correct or that the matters set forth in the Compliance Certificates delivered therewith for the applicable Fiscal Year are not stated in accordance with the terms of this Agreement; provided, that the delivery of the opinion prepared by Borrowers' independent public accountants in connection with STT's Annual Report on Form 10-K for such fiscal year



                                      63.

shall be deemed to satisfy the requirements of this SECTION 7.1(C) to the extent such opinion or report complies with the timing and information requirements of this SECTION 7.1(C);

                  (D) COMPLIANCE CERTIFICATE. As soon as practicable and in any event within forty-five (45) days after the end of each Fiscal Quarter, a Compliance Certificate dated as of the last day of such Fiscal Quarter, duly executed by the chief financial officer of each Borrower, with appropriate insertions satisfactory to the Administrative Agent, which Compliance Certificate for the fourth Fiscal Quarter in each Fiscal Year shall also include a certification by each Borrower that, based on the one year financial forecasts furnished to the Administrative Agent pursuant to SECTION 7.1(H), the Borrowers will be able to comply with its financial covenants set forth in
ARTICLE IX during the current Fiscal Year;

                  (E) BORROWING BASE CERTIFICATE. As soon as practicable and in any event within forty-five (45) days after the end of each Fiscal Quarter, a Borrowing Base Certificate dated as of the last day of such Fiscal Quarter, duly executed by the chief financial officer of each Borrower with appropriate insertions satisfactory to the Administrative Agent, which Borrowing Base Certificate shall be subject to review and approval by the Lenders' Forestry Consultants;

                  (F) QUARTERLY TIMBER REPORT. As soon as practicable and in any event within forty-five (45) days after the end of each Fiscal Quarter, a certificate duly executed by the chief financial officer of each Borrower, in substantially the form of EXHIBIT I, certifying and setting forth a complete report of all Timber harvesting operations and material Cutting Rights Agreements for such Fiscal Quarter, which report will be in a form reasonably acceptable to the Administrative Agent and shall require such information as the Administrative Agent shall reasonably require, which information may include the following:

                           (I)      a summary of activity, including a
breakdown of harvesting under stumpage agreements and under other types of agreements, under (A) all outstanding timber cutting contracts or log sale agreements or auctions or sales of logs conducted orally on Timberlands whereby either Borrower as seller, is or may become obligated to cut, harvest or otherwise remove Timber and to sell or deliver such Timber to third Persons, and (B) all Cutting Rights Agreements and Timber Sales Agreements;

                           (II)     the total amount of Timber cut since the
Closing Date and during the previous Fiscal Quarter classified (A) by Timberlands parcel, (B) by species and (C) by total volumes removed and acreage disposed of;

                           (III)    all sales, exchanges and other dispositions
of acreage or land during the previous Fiscal Quarter;

                           (IV)     all proceeds received and revenues
generated by each Timberlands parcel by such cutting, harvesting, sale, exchange or other disposition during the previous Fiscal Quarter and any other receipts from operation of the Timberlands such as wood use fees;

                           (V)      a summary of operating costs incurred in
each Timberlands parcel by such cutting, harvesting or removal during the previous Fiscal Quarter; and



                                      64.

                           (VI)     a summary of the status of Timber
harvesting and similar permits applied for and received by either Borrower.

                  (G)      MERCHANTABLE TIMBER VALUATION REPORTS.

                           (I)      As soon as practicable, and in any event
within forty-five (45) days after the end of each Fiscal Year, a written valuation ("Merchantable Timber Valuation Report") prepared by an independent timber appraiser of recognized standing, acceptable to the Administrative Agent (which may be the Lenders' Forestry Consultants), as to the value of the Merchantable Timber standing on the Land subject to a Timberlands Mortgage, which Merchantable Timber Valuation Report, if prepared by any Person other than Lenders' Forestry Consultants, shall be subject to the review and approval of Lenders' Forestry Consultants.

                           (II)     As soon as practicable and in any event
within forty-five (45) days after the end of each Fiscal Quarter, a written report prepared by an independent timber appraiser of recognized standing, acceptable to the Administrative Agent, updating the most recently delivered Merchantable Timber Valuation Report (the "Updated Merchantable Timber Valuation Report"), which update report shall be subject to the review and approval of Lenders' Forestry Consultants; provided, that if the Administrative Agent shall not have received the Updated Pioneer Valuation or the Updated STP Valuation prior to the Closing Date, the Borrowers shall deliver to the Administrative Agent and each Lender, immediately upon receipt by Borrower, the Updated Pioneer Valuation or the Updated STP Valuation, as applicable.

                  (H) FINANCIAL FORECASTS. No later than forty-five (45) days prior to the end of any Fiscal Year, a one (1) year (prepared on a quarterly basis) budget and business plan and a budget and business plan for the Fiscal Years remaining through December 31, 2004, each including a pro forma balance sheet and statements of income and cash flows and showing projected operating revenues, expenses and debt service of each Borrower and the volume of harvesting anticipated to be done under stumpage agreements and under other types of agreements;

                  (I) OTHER REPORTS. Promptly upon receipt thereof, copies of all reports submitted to either Borrower by independent public accountants in connection with each annual, interim or special audit of the financial statements of such Borrower made by such accountants, including any comment letter submitted by such accountants to management in connection with their annual audit;

                  (J) NOTICES. Promptly upon any officer of either Borrower obtaining knowledge (i) of any condition or event which constitutes a Default or an Event of Default under this Agreement, (ii) that any Person has given any notice to either Borrower or taken any other action with respect to a claimed default or event or condition of the type referred to in SECTION 10.1(C), (iii) of the institution of any litigation or investigation (or overt threat to institute) by any Person, including any Governmental Authority involving any alleged (regardless of whether insured) liability of either Borrower, or the Borrowers in the aggregate, equal to or greater than $5,000,000 or any adverse determination in any litigation involving a potential liability of either Borrower, or the Borrowers in the aggregate, equal to or greater than $5,000,000 or (iv) of any Material Adverse Change, a certificate of a Responsible Person of such



                                      65.

Borrower specifying the notice given or action taken by such Person and the nature of such claimed Default, Event of Default, event or condition and what action such Borrower has taken, is taking and proposes to take with respect thereto;

                  (K) ERISA. With reasonable promptness, notice of the occurrence of any of the following events affecting either Borrower or any ERISA Affiliate (but in no event more than ten (10) days after such event), and a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to either Borrower or any ERISA Affiliate with respect to such event:

                           (I)      an ERISA Event;

                           (II)     a material increase in the Unfunded Pension
Liability of any Pension Plan;

                           (III)    the adoption of, or the commencement of
contributions to, any Plan subject to Section 412 of the Code by either Borrower or any ERISA Affiliate;

                           (IV)     the adoption of any  amendment to a Plan
subject to Section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension Liability;

                           (V)      a "prohibited transaction" (as defined in
Section 406 of ERISA and Section 4975 of the Code) that would result in any material liability to either Borrower or any ERISA Affiliate; or

                           (VI)     any challenge by the IRS to the tax
qualification of any Pension Plan under Section 401 or 501 of the Code; and

                  (L) SEC FILING. Within five (5) Business Days of the filing thereof with the SEC, copies of any registration statements, prospecti, 10-Ks, 8-Ks, 10-Qs and all other documents or information filed with the SEC by or on behalf of either Borrower, STT or STOC or any third Person into whom any one or more of the foregoing Persons have been merged or consolidated if such third Person is the surviving entity;

                  (M) OTHER INFORMATION. With reasonable promptness, such other reports, information and data, including lists of Property and accounts, budgets, agreements with insurers, forecasts, federal, state and foreign tax returns and reports, with respect to either Borrower as from time to time may be reasonably requested by the Administrative Agent or any Lender.

         All financial statements of each Borrower to be delivered by such Borrower pursuant to this SECTION 7.1 will be complete and correct and present fairly the financial condition of such Borrower as of the date thereof; will disclose all liabilities of such Borrower that are required to be reflected or reserved against under GAAP, whether liquidated or unliquidated, fixed or contingent; and will have been prepared in accordance with GAAP (subject, in the case of interim financial statements, to year-end adjustments). Each Borrower hereby agrees that each time it submits a financial statement, such Borrower shall be deemed to represent and warrant to



                                      66.

the Lenders that such financial statement complies with all of the preceding requirements set forth in this paragraph.

         Statements of financial performance required to be provided by the Borrowers to the Administrative Agent pursuant to this SECTION 7.1 shall (i) include a statement that the Year 2000 remediation efforts of the Borrowers, STT and STOC are proceeding as scheduled and no Material Adverse Change is expected to result from the "Year 2000 Problem" (within the meaning of such term set forth in SECTION 5.19) or such remediation efforts and (ii) indicate whether an auditor, regulator or third party consultant has issued a management letter or other communication regarding the Year 2000 exposure, program or progress of either Borrower, STT or STOC.

         SECTION 7.2 MAINTENANCE OF RIGHTS AND PROPERTIES. The Borrower shall:

                  (A) MAINTENANCE OF EXISTENCE AND RIGHTS. Maintain and preserve in full force and effect its existence as a limited partnership, in the case of STP, or a limited liability company, in the case of Pioneer, and all rights, licenses, leases, qualifications, privileges, franchises and other authority adequate for the conduct of its business except where the lapsing of any of the foregoing could not, with reasonable likelihood, cause or result in a Material Adverse Change; and

                  (B) MAINTENANCE OF PROPERTIES. Maintain, preserve and protect its properties, assets, equipment and facilities in good order and working repair and condition (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all needful and proper repairs, renewals and replacements thereto.

         SECTION 7.3 TAXES AND OTHER LIABILITIES. Each Borrower shall promptly pay and discharge all Charges when due and payable, except (a) such as may be paid thereafter without penalty or (b) such as may be contested in good faith by appropriate proceedings and for which an adequate reserve has been established and is maintained in accordance with GAAP. Each Borrower shall promptly notify the Administrative Agent of any material challenge, contest or proceeding pending by or against such Borrower before any taxing authority.

         SECTION 7.4 INSPECTION OF BOOKS AND RECORDS. Each Borrower shall from time to time during normal business hours and upon reasonable notice (except that if an Event of Default shall have occurred and be continuing, no such notice is required) permit the Administrative Agent or any Lender or any of their respective representatives, to visit all of its offices, places of business and any property owned or leased by it to discuss its financial matters with its officers and independent public accountant (and each Borrower hereby authorizes such independent public accountant to discuss such Borrower's financial matters with the Administrative Agent or such Lender or its representatives whether or not any representative of such Borrower is present) and to examine (and, at the expense of such Borrower, photocopy extracts from) any of its books or other corporate records or to inspect any of such Borrower's or any of its Subsidiaries' places of business or property. The Borrowers shall pay any fees of such independent public accountant incurred in connection with the Administrative Agent's or such Lender's exercise of its rights pursuant to this SECTION 7.4.



                                      67.

         SECTION 7.5 MARKETING OF TIMBER. Each Borrower shall use commercially reasonable efforts to market and sell the Timber owned by such Borrower, subject to all of the requirements and conditions of this Agreement and the other Loan Documents, consistent with sound forestry management.

         SECTION 7.6 COMPLIANCE WITH LAWS. Each Borrower shall exercise due diligence in order to comply with the requirements of all applicable Requirements of Laws, non-compliance with which could, with reasonable likelihood, cause or result in a Material Adverse Change; provided, however, that either Borrower may appeal or contest any act, regulation, judgment, order, decree or direction in any reasonable manner which shall not, in the opinion of Required Lenders, adversely affect the Lenders' rights hereunder or adversely affect the priority of the Administrative Agent's or any Lender's Lien in, on and to any of the Collateral.

         SECTION 7.7 INTEREST RATE PROTECTION. The Borrowers shall have in place not later than thirty (30) days following the Closing, and maintain for such time as any principal balance of the Loans shall remain outstanding, a Rate Contract capping for a period of not less than forty-eight (48) months the Borrowers' interest rate risk during each Fiscal Year on notional amounts equal to not less than $100,000,000 at an all-in fixed rate of interest per annum not to exceed eight and one-half of one percent (8.5 %).

         SECTION 7.8 NEW SUBSIDIARIES. In the event that STT, STOC, STP or Pioneer (or any New Subsidiary, as defined below) forms, purchases or acquires (whether for consideration or otherwise) any Subsidiary other than those Persons which are, as of the Closing Date, Subsidiaries of any of them (a "New Subsidiary"), then the Person which has so formed, acquired or purchased such New Subsidiary shall (at its own expense), within thirty (30) days of the date of such formation, acquisition or purchase, deliver to the Administrative Agent the following documents (which shall be in form and substance reasonably acceptable to the Administrative Agent): (A) a pledge agreement by such Person in favor of Administrative Agent pledging all of such Person's equity interests in the New Subsidiary, (B) a guaranty by the New Subsidiary of all of the Obligations and (C) opinions of counsel, reasonably acceptable to Administrative Agent, as to the validity and enforceability of such foregoing agreements.

         SECTION 7.9 AGREEMENTS. Each Borrower shall perform, within all required time periods (after giving effect to any applicable grace periods), all of its obligations and enforce all of its rights under each agreement to which it is a party, including any leases to which it is a party, where the failure to so perform and enforce could, with reasonable likelihood, cause or result in a Material Adverse Change. No Borrower shall terminate or modify any provision of any agreement to which either Borrower is a party with respect to which such termination or modification could, with reasonable likelihood, cause or result in a Material Adverse Change.

         SECTION 7.10 SUPPLEMENTAL DISCLOSURE. From time to time (in the event that such information is not otherwise delivered by either Borrower to the Administrative Agent or the Lenders pursuant to this Agreement), so long as there are Obligations outstanding hereunder, each Borrower shall disclose to the Administrative Agent in writing any material matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described by



                                      68.

either Borrower under the terms of this Agreement or any of the other Loan Documents or which is necessary to correct any information set forth or described by either Borrower hereunder or thereunder or in connection herewith which has been rendered materially inaccurate thereby.

         SECTION 7.11 FURTHER ASSURANCES. In addition to the obligations and documents which this Agreement expressly requires each Borrower to execute, acknowledge, deliver and perform, such Borrower shall execute and acknowledge (or cause to be executed and acknowledged) and deliver to the Administrative Agent all documents, and take all actions, that may be reasonably requested by the Administrative Agent or the Lenders from time to time to confirm the rights created or now or hereafter intended to be created under the Loan Documents, to protect and further the validity, priority and enforceability of the Liens created under the Collateral Documents, to subject to the Liens created under the Collateral Documents any Property intended by the terms of any Loan Document to be covered by the Collateral Documents, or otherwise to carry out the purposes of the Loan Documents and the transactions contemplated hereunder and thereunder.

                                  ARTICLE VIII

                      NEGATIVE COVENANTS OF THE BORROWERS

         Each Borrower hereby agrees that, so long as any Lender shall have any Commitment hereunder, or any Loan or other payment Obligation shall remain unpaid or unsatisfied, unless the Required Lenders waive compliance in writing:

         SECTION 8.1 LIMITATION ON LIENS. No Borrower shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of their Property, whether now owned or hereafter acquired, other than the following (collectively, the "Permitted Liens"):

                  (A) Liens created under any Loan Document in favor of the Collateral Agent, the Administrative Agent or any Lender;

                  (B) Liens created in favor of the Collateral Agent securing Pari Passu Debt permitted under SECTION 8.5(B);

                  (C)      the Permitted Title Exceptions;

                  (D) other Liens existing as of the Closing Date disclosed on ITEM 8.1 of the DISCLOSURE SCHEDULE;

                  (E) Liens for taxes, fees, assessments or other governmental Charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by SECTION 7.3; provided that no notice of lien has been filed or recorded under the Code;

                  (F) Liens (other than any Lien imposed by ERISA and other than on the Collateral) consisting of pledges or deposits required in the Ordinary Course of Business in connection with workers' compensation, unemployment insurance and other social security legislation;



                                      69.

                  (G) Liens securing Capital Lease Obligations on Property subject to such capital leases; provided that such capital leases are permitted under SECTION 8.8(B);

                  (H) carriers', warehousemen's, mechanics', loggers', landlords', materialmen's, repairmen's or other similar Liens (whether arising by operation of law, contract or otherwise) arising in the Ordinary Course of Business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject thereto;

                  (I) access easements, road use rights, utility easements and other similar easements, licenses, servitudes and permits relating to the Land granted to Governmental Authorities and other Persons which do not materially impair the use or worth of the Land;

                  (J) any interest or title of a lessor under an operating lease;

                  (K) any money judgment, writ or warrant of attachment or similar process entered or filed against either Borrower or any Subsidiary if the judgment it secures shall, within thirty (30) days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall have been discharged within thirty (30) days after the expiration of such stay;

                  (L) Liens securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money) or statutory obligations,
(ii) Contingent Obligations in respect of surety and appeal bonds, and (iii) other non-delinquent obligations of a like nature, in each case incurred in the Ordinary Course of Business; provided all such Liens in the aggregate could not (even if enforced), with reasonable likelihood, cause or result in a Material Adverse Change; and

                  (M) Liens arising solely by virtue of any contractual or statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by either Borrower in excess of those set forth by regulations promulgated by the Federal Reserve Board, and (ii) such deposit account is not intended by either Borrower or any of its Subsidiaries to provide collateral to the depository institution.

         SECTION 8.2 DISPOSITION OF ASSETS. No Borrower shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any Property or enter into any agreement to do any of the foregoing, except:

                  (A) Dispositions of Property, including Dispositions of Land or Timber, in each case which are made for not less than fair market value, so long as such Disposition does not (after giving effect to any prepayments made by either Borrower prior to, or concurrently with, such Disposition) create an Over Advance (each a "Permitted Asset Disposition");

                  (B) Dispositions of used, worn-out or surplus equipment in the Ordinary Course of Business;



                                      70.

                  (C) Dispositions of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment; and

                  (D) Leases, entered into in the Ordinary Course of Business, of houses and of other improvements not material to the operation of either Borrower's Business, leases of portions of the Land that are not suitable for Timber production or that are not being used for Timber production as of the date of this Agreement, leases for hunting, fishing or other recreational purposes, and leases for purposes of growing and harvesting crops other than Timber.

         SECTION 8.3 CONSOLIDATIONS AND MERGERS. No Borrower shall, nor shall it permit any of its Subsidiaries to, merge or consolidate or enter into any similar arrangement with or into, directly or indirectly, whether by operation of law or otherwise, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except (a) a merger of a wholly-owned Subsidiary of either Borrower into such Borrower with such Borrower being the surviving entity, (b) a merger of a wholly-owned Subsidiary of either Borrower into another wholly-owned Subsidiary of such Borrower or (c) a merger of Pioneer into STP, with STP being the surviving entity; provided, that prior to such merger becoming effective the Borrowers shall have executed and delivered such agreements, documents and instruments, including amendments to or restatements of the Timberlands Mortgages and other Collateral Documents, and such endorsements to the Actual Title Policy as the Administrative Agent reasonably requires and to otherwise cooperate with the Administrative Agent to assure the continuing post-merger perfection and priority of the Liens granted to Pioneer under the Collateral Documents.

         SECTION 8.4 ACQUISITIONS; LOANS AND INVESTMENTS. Except as may be permitted by SECTION 8.4 or 8.9, no Borrower shall, nor shall it permit any of its Subsidiaries to, make any Acquisition or enter into any agreement to make any Acquisition, or make, purchase or acquire any Investment in, any Person or make any advance, loan, extension of credit or capital contribution to any Person, including any Affiliate of either Borrower, or make any commitment with respect to any of the foregoing, except for:

                  (A)      the following Acquisitions of Timberlands:

                           (I)      Acquisitions of Timberlands located within
the United States of America that do not involve or require the incurrence of additional Indebtedness by either Borrower to fund or finance the purchase price thereof; provided, that (A) such Timberlands shall, immediately upon their acquisition, become additional Collateral securing the Obligations hereunder, subject to a validly created, duly perfected first priority Lien in favor of the Collateral Agent arising under the Collateral Documents, including such new Timberlands Mortgages, security agreements or other Collateral Documents as the Collateral Agent shall reasonably require to effect the creation and perfection of the Collateral Agent's Lien on such Collateral, and
(B) the Collateral Agent shall have received such endorsements to the Actual Title Policy, such additional extended ALTA lenders' policies of title insurance (in form substantially comparable to the Actual Title Policy) or such other confirmation as the Collateral Agent shall



                                      71.

reasonably require to confirm the first priority status of the Collateral Agent's Lien on all of the Collateral (both existing and new), subject only to Permitted Title Exceptions; and

                           (II)     Acquisitions of Timberlands located within
the United States of America, which Acquisitions involve or require the incurrence of additional Indebtedness by one or both Borrowers to fund or finance the purchase price thereof, which additional Indebtedness may be incurred under the Borrowing Base Availability then in effect, after giving effect to the incurrence of such additional Indebtedness, without resulting in an Over Advance; provided, that (A) any Indebtedness incurred to fund or finance such Acquisition shall be in the form of Loans hereunder, Pari Passu Debt permitted under SECTION 8.5(B) or unsecured Indebtedness permitted under
SECTION 8.5(H); (B) such Timberlands shall, immediately upon their acquisition, become additional Collateral securing the Obligations hereunder, subject to a validly created, duly perfected first priority Lien in favor of the Collateral Agent arising under the Collateral Documents, including such new Timberlands Mortgages, security agreements or other Collateral Documents as the Collateral Agent shall reasonably required to effect the creation and perfection of the Collateral Agent's Lien on such Collateral; (C) the Collateral Agent shall have received such amendments or modifications to the existing Timberlands Mortgages as deemed necessary or reasonably advisable by the Collateral Agent to continue and confirm the first priority status of the Collateral Agent's Lien on such existing Collateral; and (D) the Collateral Agent shall have received such endorsements to the Actual Title Policy, such additional extended ALTA lenders' policies of title insurance (in form substantially comparable to the Actual Title Policy) or such other confirmation as the Collateral Agent shall reasonably require to confirm the first priority status of the Collateral Agent's Lien on all of the Collateral (both existing and new), subject only to Permitted Title Exceptions; and

                           (III)    Acquisitions of Timberlands located within
the United States of America, which Acquisitions shall involve or require the incurrence of additional Indebtedness by one or both Borrowers to fund or finance the purchase price thereof, which additional Indebtedness may not be incurred under the Borrowing Base Availability then in effect without resulting in an Over Advance; provided, that (A) prior to such Acquisition, the Administrative Agent shall have received an appraisal as to the Timberlands to be acquired and the related merchantability criteria, Timber volumes, Timber pricing, and harvest and operating projections, which appraisal shall be in form and substance acceptable to the Administrative Agent in its sole and absolute discretion; (B) any Indebtedness incurred to fund or finance such Acquisition shall be in the form of Loans hereunder, Pari Passu Debt permitted under SECTION 8.5(B) or unsecured Indebtedness permitted under SECTION 8.5(H); and (C) after giving effect to the addition of the Value of Merchantable Timber located on such acquired Timberlands to the Borrowing Base, there shall be sufficient availability under the Borrowing Base Availability to incur such Loans or Pari Passu Debt, as applicable; (D) such Timberlands shall, immediately upon their acquisition, become additional Collateral securing the Obligations hereunder, subject to a validly created, duly perfected first priority Lien in favor of the Collateral Agent arising under the Collateral Documents, including such new Timberlands Mortgages, security agreements or other Collateral Documents as the Collateral Agent shall reasonably require to effect the creation and perfection of the Collateral Agent's Lien on such Collateral; (E) the Collateral Agent shall have received such amendments or modifications to the existing Timberlands Mortgages as deemed necessary or reasonably advisable by the Collateral Agent to continue and confirm the first priority status of the Collateral Agent's Lien on such existing Collateral; and
(F) the Collateral



                                      72.

Agent shall have received such endorsements to the Actual Title Policy, such additional extended ALTA lenders' policies of title insurance (in form substantially comparable to the Actual Title Policy) or such other confirmation as the Collateral Agent shall reasonably require to confirm the first priority status of the Collateral Agent's Lien on all of the Collateral (both existing and new), subject only to Permitted Title Exceptions;

                  (B)      investments in Cash Equivalents;

                  (C) extensions of credit in the form of Contingent Obligations to the extent expressly permitted by SECTION 8.5;

                  (D) Investments of the net issuance proceeds of new cash equity raised by STP subsequent to the Closing; provided that such net issuance proceeds are invested in the Business;

                  (E) Investments in the form of any Rate Contract entered into with any counterparty pursuant to SECTION 7.7; and

                  (F) Investments set forth on ITEM 8.4 of the DISCLOSURE SCHEDULE.

Notwithstanding anything to the contrary contained in this Agreement, (1) any and all Acquisitions that are not in the Ordinary Course of Business and not related to the Business shall require the prior written consent of all Lenders, and (2) Acquisitions of Timberlands outside of the United States of America shall require the prior written consent of Required Lenders. Without limiting the generality of the foregoing, the exception for Acquisitions of Timberlands under CLAUSE (A) above, is intended to include the acquisition of other ancillary assets related to and to be used in the Business comprising a nonmaterial portion of the aggregate, all-in purchase price for such Acquisition. For purposes of the preceding sentence, "nonmaterial" shall mean having an allocated purchase price of less than both (1) $5,000,000 and (2) five percent (5.0%) of the aggregate, all-in purchase price for such Acquisition.

         SECTION 8.5 LIMITATION ON INDEBTEDNESS. No Borrower shall, nor shall it permit any of its Subsidiaries to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, including any Contingent Obligation, except:

                  (A) Indebtedness incurred pursuant to this Agreement, the Notes and the other Loan Documents;

                  (B) Pari Passu Debt; provided, that the Borrowers shall have delivered to thE Administrative Agent a certificate of the chief financial officer of each Borrower certifying that, after the incurrence thereof, (i) the Financial Covenants set forth in ARTICLE IX shall be satisfied on the last day of the Fiscal Quarter most recently ended on a pro forma basis as if such Pari Passu Debt was incurred on such last day, and (ii) no Default or Event of Default shall have occurred and be continuing;

                  (C) Indebtedness incurred pursuant to any Rate Contract entered into with any counterparty pursuant to SECTION 7.7;



                                      73.

                  (D) accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the Ordinary Course of Business in accordance with customary terms and paid within the specified time, unless contested in good faith by appropriate proceedings and reserved for in accordance with GAAP;

                  (E) Indebtedness existing on the Closing Date and set forth in ITEM 8.5 of the DISCLOSURE SCHEDULE;

                  (F) endorsements for collection or deposit in the Ordinary Course of Business;

                  (G) Indebtedness incurred in connection with capitalized leases and operating leases permitted pursuant to SECTION 8.8; and

                  (H) In addition to the other Indebtedness permitted under this SECTION 8.5, unsecured Indebtedness in the aggregate principal amount outstanding at any time not to exceed $1,000,000.

         SECTION 8.6 TRANSACTIONS WITH AFFILIATES. No Borrower shall, nor shall it permit any of its Subsidiaries to, enter, directly or indirectly, into or be a party to any agreement or transaction (including the purchase, sale, lease or exchange of any Property or the rendering of any services) with any Affiliate of either Borrower, except (a) as set forth on ITEM 8.6 to the DISCLOSURE SCHEDULE and (b) in the Ordinary Course of Business and upon fair and reasonable terms that are approved by the holders of the applicable Borrower's partnership or membership interests, as the case may be, fully disclosed to the Administrative Agent and no less favorable to such Borrower than would obtain in a comparable arm's length transaction with a Person not an Affiliate of such Borrower.

         SECTION 8.7 USE OF PROCEEDS. The Borrowers shall use the Loan proceeds only for the purposes described in SECTION 2.1(G) and in no event shall use any portion of such proceeds, directly or indirectly, (a) to purchase or carry Margin Stock, (b) to repay or otherwise refinance indebtedness of either Borrower or others incurred to purchase or carry Margin Stock, (c) to extend credit for the purpose of purchasing or carrying any Margin Stock or (d) to acquire any security in any transaction that is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

         SECTION 8.8 LEASE OBLIGATIONS. No Borrower shall, nor shall it permit any of its Subsidiaries to, create or suffer to exist any obligations for the payment of rent for any Property under lease or agreement to lease, except for:

                  (A) operating leases entered into after the Closing Date; provided, that the Operating Lease Obligations during any Fiscal Year shall not exceed $1,000,000 in the aggregate; and

                  (B) capital leases entered into after the Closing Date to finance the acquisition of equipment; provided that the aggregate annual rental payments for all such Capital Lease Obligations shall not exceed $1,000,000 in any Fiscal Year.



                                      74.

         SECTION 8.9 CAPITAL EXPENDITURES. No Borrower shall, nor shall it permit any of its Subsidiaries to, make or commit to make Capital Expenditures during any Fiscal Year in the aggregate for STP on a consolidated basis (including Pioneer) in excess of $5,000,000.

         SECTION 8.10 RESTRICTED DISTRIBUTIONS. No Borrower shall, nor shall it suffer or permit any of its Subsidiaries (other than a wholly-owned Subsidiary of either Borrower) to, declare or make any distribution or payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any partnership interest, membership interest or other equity interest in such Person or purchase, redeem or otherwise acquire for value any partnership interest, membership interest or other equity interest in such Person or any warrants, rights or options to acquire such partnership interests, membership interests or other equity interests, now or hereafter outstanding provided, that, and subject expressly to the following terms and conditions:

                  (A) STP shall be permitted to redeem any partnership interests of STP (i) if the sole consideration for such redemption is an exchange of such partnership interests for shares of common stock in STT, or
(ii) if the consideration for such redemption is cash and no Over Advance, Default or Event of Default shall have occurred or be continuing or shall result after giving effect to such redemption;

                  (B) STP shall be permitted to declare and make distributions to any limited partners of STP in respect of income taxes actually payable by any such limited partners of STP (or by the members of such limited partners) in respect of and attributable to STP, as if STP were the tax reporting entity, calculated at and based on the federal and state statutory rates applicable to type of taxable income (the "Permitted STP Tax Distributions"), subject to the following conditions: (1) Permitted STP Tax Distributions may not be made more frequently than once per Fiscal Quarter on a date reasonably close to the April 15, June 15, September 15 and January 15 dates for the payment of estimated income taxes and (2) the aggregate amount of all such Permitted STP Tax Distributions shall not exceed $1,000,000;

                  (C) STP shall further be permitted to declare and make distributions to the holders of the partnership interests in STP, in accordance with the terms of the STP Partnership Agreement (the "Permitted General Distributions"), subject to the following conditions: (1) Permitted General Distributions shall not be payable any more frequently than once per Fiscal Quarter (each such payment date being a "Permitted Distribution Payment Date") and (2) no Permitted General Distribution shall be made in respect of a Fiscal Quarter unless both (A) the Administrative Agent shall have received not less than five (5) Business Days prior to the making of such Permitted General Distribution each of the Borrowing Base Certificate, the Borrowing Base certification and the Compliance Certificate (together with the accompanying company-prepared financial statements for such Fiscal Quarter) and (B) no Over Advance, Default or Event of Default shall then exist or result from the making of such Permitted General Distribution;

                  (D) Pioneer shall be permitted to declare and make distributions to STP to allow STP to make distributions in respect of income taxes actually payable by any limited partners of STP (or by the members of such limited partners) in respect of and attributable to Pioneer, as if Pioneer were the tax reporting entity, calculated at and based on the federal and



                                      75.

state statutory rates applicable to type of taxable income (the "Permitted Pioneer Tax Distributions"), subject to the following conditions: (1) Permitted Pioneer Tax Distributions may not be made more frequently than one per Fiscal Quarter on a date reasonably close to the April 15, June 15, September 15 and January 15 dates for the payment of estimated income taxes and (2) the aggregate amount of all such Permitted Pioneer Tax Distributions shall not exceed $1,000,000; and

                  (E) Pioneer shall be permitted to declare and make distributions to STP, provided that no Default or Event of Default shall then exist or result from the making of such distribution.

         SECTION 8.11 MODIFICATION OF CERTAIN AGREEMENTS. No Borrower shall, without the prior written approval of Required Lenders, such approval to be given in Required Lenders' sole and absolute discretion, amend, supplement, modify or waive compliance with or consent to any amendment, supplement or other modification of or waiver of compliance with any of the terms or provisions contained in, or applicable to the STP Partnership Agreement, the Pioneer Operating Agreement or any other material organizational documents of either Borrower, except that Required Lenders' prior approval shall not be required for any amendment, supplement, modification or waiver which does not, either individually or in the aggregate with other amendments, supplements, modifications or waivers, in any material way adversely affect either Borrower's ability to pay and perform the Obligations or the Administrative Agent's, the Collateral Agent's or any Lender's rights or remedies under any of the Loan Documents; provided, that, the Administrative Agent's prior approval shall be required for any amendments, supplements or modifications to the STP Partnership Agreement during the period commencing on the date of this Agreement through and including the Closing Date.

         SECTION 8.12 MAINTENANCE OF BUSINESS. No Borrower shall engage in any business other than the Business and other activities normally associated with the operation of the Business.

         SECTION 8.13 ERISA. No Borrower shall, or shall not suffer or permit any of its ERISA Affiliates to: (a) engage in a "prohibited transaction" (as defined in Section 406 of ERISA and Section 4975 of the Code) or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Change in liability of either Borrower; (b) engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA; or (c) incur any obligation to contribute to a Pension Plan required by a collective bargaining agreement or as a consequence of the acquisition of an ERISA Affiliate, unless such Borrower shall notify the Administrative Agent in writing that it intends to incur such obligation.

         SECTION 8.14 NO USE OF ANY LENDER'S NAME. No Borrower shall use or authorize any other Person to use any Lender's name or marks in any press releases, signage, publication or other publicity or medium, including any prospectus (but excluding any necessary or appropriate filings or submissions to Governmental Authorities, including the filing of this Agreement with the SEC solely as an exhibit evidencing an existing material agreement of either Borrower), without the Administrative Agent's and such Lender's advance written authorization.



                                      76.

         SECTION 8.15 ACCOUNTING CHANGES. No Borrower shall (i) make any significant change in accounting treatment or reporting practices, except as required or permitted by GAAP, or (ii) change its Fiscal Year without the prior approval of the Administrative Agent.

                                   ARTICLE IX

                      FINANCIAL COVENANTS OF THE BORROWERS

         The Borrowers covenant and agree that so long as any Loans shall be outstanding hereunder or any Commitment shall be available hereunder, unless Required Lenders shall otherwise consent in writing, the Borrowers shall perform, all of the following financial covenants. Notwithstanding anything to the contrary in this Agreement, for any computation of any financial covenant contained in this ARTICLE IX which includes in its computation the results from any of the Fiscal Quarters set forth below, the result used for such Fiscal Quarters shall be deemed to be the following:

                                                                     DEEMED               DEEMED
 FISCAL QUARTER               DEEMED              CAPITAL           INTEREST              DEEMED
    ENDING                    EBITDDA           EXPENDITURES         EXPENSE           DISTRIBUTIONS
September 30, 1998          $28,170,000          $787,000          $5,200,000          $3,892,000
December 31, 1998           $11,934,000          $400,000          $5,200,000          $3,892,000
March 31, 1999               $6,877,000          $176,000          $5,200,000          $3,892,000


         SECTION 9.1 MINIMUM INTEREST COVERAGE RATIO. The Borrowers shall not permit the Interest Coverage Ratio, as measured as of the last day of each Fiscal Quarter, to be less than the following:

                                                                   Minimum Interest
      Fiscal Quarters                                               Coverage Ratio
      ---------------                                               --------------
Closing Date - March 31, 2000                                        2.00 to 1.00
April 1, 2000 - June 30, 2000                                        2.25 to 1.00
July 1, 2000 and thereafter                                          2.50 to 1.00

         SECTION 9.2 MAXIMUM LEVERAGE RATIO. The Borrowers shall not permit the Leverage Ratio at any time to be greater than the following:

                                                                   Maximum Leverage
          Fiscal Quarters                                               Ratio
          ---------------                                               -----
Closing Date - June 30, 2000                                         6.00 to 1.00
July 1, 2000 - September 30, 2001                                    5.50 to 1.00
October 1, 2001 and thereafter                                       5.00 to 1.00



                                      77.

         SECTION 9.3 MINIMUM FIXED CHARGE COVERAGE RATIO. The Borrowers shall not permit the Fixed Charge Coverage Ratio, as measured as of the last day of each Fiscal Quarter, to be less than the following:

                                                                      Minimum Fixed
          Fiscal Quarters                                             Charge Ratio
          ---------------                                             ------------
Closing Date - June 30, 2000                                         1.00 to 1.00
July 1, 2000 and thereafter                                          1.25 to 1.00

                                    ARTICLE X

                         EVENTS OF DEFAULT AND REMEDIES

         SECTION 10.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an Event of Default hereunder:

                  (A) INSTALLMENTS OF PRINCIPAL. Any Borrower shall fail to pay any scheduled installment of principal under this Agreement or any of the Notes on the date such installment shall become due and payable; or

                  (B) OTHER PAYMENTS. Any Borrower shall fail to pay any installment of interest on any Loan or fail to pay any of the other Obligations of either Borrower to the Lenders or the Administrative Agent arising under this Agreement, the Notes or any of the other Loan Documents on the date as the same shall become due and payable, whether by acceleration or otherwise, and such failure shall not have been cured within three (3) Business Days thereafter; or

                  (C) CROSS DEFAULTS. Any Borrower shall (i) fail to make any payment in respect of any Indebtedness (including Pari Passu Debt) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $5,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto on the date of such failure; or (ii) fail to perform or observe any other material condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness, and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto on the date of such failure if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity (or any Contingent Obligation to become payable or cash collateral in respect thereof to be demanded); or

                  (D) REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. Any representation or warranty made by or on behalf of either Borrower in this Agreement or in any other Loan Document or any statement or certificate at any time given in writing pursuant hereto



                                      78.

or thereto or in connection herewith or therewith shall be false, misleading or incomplete in any material respect when made; or

                  (E) SPECIFIC DEFAULTS. Any Borrower shall fail or neglect to perform, keep or observe any term, covenant or agreement contained in ARTICLE VIII or ARTICLE IX; or

                  (F) OTHER DEFAULTS. Subject to SECTIONS 10.1(A), (B), (D) and (E), either Borrower shall fail or neglects to perform, keep or observe any other term, covenant, provision or agreement contained in this Agreement or in any of the other Loan Documents or any other document or agreement executed by such Borrower in connection herewith or therewith and the same has not been cured to Required Lenders' satisfaction within ten (10) calendar days after either Borrower shall become aware thereof, whether by written notice from the Administrative Agent or any Lender or otherwise, or should reasonably have been aware thereof; provided, that if such Default is not reasonably susceptible to cure within ten (10) days, then such Borrower shall have such additional time as it reasonably takes to effect such cure, but in no event longer than thirty (30) days from the occurrence of such Default, so long as such Borrower promptly commences and diligently pursues such cure; or

                  (G) INSOLVENCY; VOLUNTARY PROCEEDINGS. Either Borrower, a Subsidiary of either Borrower, STT or STOC (i) ceases or fails to be Solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) except as permitted under SECTION 8.3, voluntarily liquidates, dissolves or ceases to conduct its business in the ordinary course;
(iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or

                  (H) INVOLUNTARY PROCEEDINGS. (i) Any involuntary Insolvency Proceeding is commenced or filed against either Borrower, a Subsidiary of either Borrower, STT or STOC, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of either Borrower's, either Borrower's Subsidiary's, STT's or STOC's Properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within sixty (60) days after commencement, filing or levy; (ii) either Borrower, a Subsidiary of either Borrower, STT or STOC admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) either Borrower, a Subsidiary of either Borrower, or STT or STOC acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its Property or business; or

                  (I) MONETARY JUDGMENTS. One or more final (non-interlocutory) judgments, orders or decrees shall be entered against either Borrower involving in the aggregate a liability (not covered by independent third-party insurance) as to any single or related series of transactions, incidents or conditions, in excess of $5,000,000 and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of thirty (30) days after the entry thereof; or


                                      79.

                  (J) NON-MONETARY JUDGMENTS. Any non-monetary judgment, order or decree shall be rendered against either Borrower which does or would reasonably be expected to cause or result in a Material Adverse Change, and there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (K) COLLATERAL. Any of the Loan Documents shall for any reason other than the satisfaction in full of the Obligations thereunder cease to be, or be asserted by either Borrower not to be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, or any of the Liens purported to be created by any of the Collateral Documents with respect to any material portion of the Collateral shall for any reason, other than the satisfaction in full of the Obligations thereunder, cease to be, or be asserted by either Borrower not to be, a first priority, validly perfected Lien (subject to the Permitted Title Exceptions); or

                  (L) ERISA. (i) An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of either Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $5,000,000; (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $5,000,000; or (iii) either Borrower or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $5,000,000; or

                  (M) CHANGE OF CONTROL. Any Change of Control shall have occurred; or

                  (N) EVENT OF DEFAULT UNDER INTERCREDITOR AGREEMENT. Any "Event of Default" under as defined in the Intercreditor Agreement shall have occurred.

         SECTION 10.2 WAIVER OF DEFAULT. Any Event of Default may be waived only with the written consent of Required Lenders; except that an Event of Default under any of SECTIONS 10.1(A), 10.1(B), 10.1(G) or 10.1(H) may only be waived with the written consent of all Lenders. Any Event of Default so waived shall be deemed to have been cured and not to be continuing; but no such waiver shall be deemed a continuing waiver or shall extend to or affect any subsequent like default or impair any rights arising therefrom.

         SECTION 10.3 REMEDIES. Upon the occurrence and during the continuance of any Default or Event of Default, the Lenders shall have no obligation to advance money or extend any additional credit to or for the benefit of either Borrower, whether in the form of Loans or otherwise. In addition, upon the occurrence and during the continuance of an Event of Default, the Lenders or the Administrative Agent, on behalf and for the ratable benefit of the Lenders, may, at the option of Required Lenders, do any one or more of the following, all of which are hereby authorized by each Borrower:

                  (A) Make advances of Loans after the occurrence of any Event of Default, without thereby waiving their right to demand payment of the Obligations under this Agreement, the Notes or any of the other Loan Documents, or any other rights or remedies described in this



                                      80.

Agreement, and without liability to make any other or further advances, notwithstanding the Administrative Agent's or any Lender's previous exercise of any such rights and remedies;

                  (B) Declare all or any of the Obligations of each Borrower under this Agreement, the Notes, the other Loan Documents and any other instrument executed by either Borrower pursuant to the Loan Documents to be immediately due and payable, and upon such declaration such obligations so declared due and payable shall immediately become due and payable; provided that if such Event of Default is under Sections 10.1(g) or (H), then all of the Obligations shall become immediately due and payable forthwith without the requirement of any notice or other action by the Lenders or the Administrative Agent; provided, further, that the declaration to accelerate the Obligations may be rescinded upon the written election of Required Lenders;

                  (C) Terminate this Agreement (and the Commitments of the Lenders set forth herein) as to any future liability or obligation of the Lenders, but without affecting the Lenders' rights in and to Liens in and on the Collateral; and

                  (D) Exercise, or cause the Collateral Agent to exercise, as applicable, in addition to all other rights and remedies granted hereunder, any and all rights and remedies granted under the Collateral Documents, the Pledge Documents and other Loan Documents or otherwise available at law or in equity.

         SECTION 10.4      SET-OFF.

                  (A) RIGHTS OF SET-OFF. Regardless of the adequacy of any Collateral but subject to SECTION 10.4(B), during the continuance of an Event of Default, any deposits or other sums credited by or due from any Lender to either Borrower may be set-off against the Obligations and any and all other liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of such Borrower to the Lenders.

                  (B) THE ADMINISTRATIVE AGENT'S CONSENT TO SET-OFF REQUIRED. Each Lender agrees that it shall not, and that it shall not attempt to, exercise any right of set-off, banker's lien or similar remedy against any of the Property of either Borrower without the prior written consent of the Administrative Agent.

         SECTION 10.5 SHARING OF PAYMENTS. If, other than as expressly provided elsewhere herein, any Lender shall receive from either Borrower or any other source whatsoever on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, bankers' lien, counterclaim, cross-action, enforcement of any claim evidenced by this Agreement or any of the other Loan Documents or by proof thereof in any case under the Bankruptcy Code or similar proceeding or otherwise) which is in excess of its respective Commitment Percentage of payments on account of the Loans obtained by all the Lenders with respect to such Loans, such Lender shall forthwith (a) notify the Administrative Agent of such fact and (b) make such dispositions and arrangements with each other Lender with respect to such excess, either by way of distribution until the amount of such excess has been exhausted, assignment of claims, subrogation or otherwise, as shall result in each such Lender receiving in respect of the amounts due such Lender, under this Agreement its ratable share of



                                      81.

such payments; provided, however, that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

         SECTION 10.6 RIGHTS AND REMEDIES CUMULATIVE. The Lenders' and the Administrative Agent's rights and remedies under this Agreement shall be cumulative. The Lenders and the Administrative Agent shall have all other rights and remedies not inconsistent herewith as provided by law or in equity. No exercise by any Lender or the Administrative Agent of one right or remedy shall be deemed an election. No delay by any Lender or the Administrative Agent shall constitute a waiver, election or acquiescence by such party.

                                   ARTICLE XI

                            THE ADMINISTRATIVE AGENT

         SECTION 11.1 APPOINTMENT AND AUTHORIZATION. Each Lender hereby appoints, designates and authorizes ABN AMRO as and to be the Administrative Agent of such Lender under this Agreement and under each of the other Loan Documents and each Lender irrevocably authorizes ABN AMRO as the Administrative Agent for such Lender to take such action on its behalf under and subject to the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent in such respective capacities.

         SECTION 11.2 DELEGATION OF DUTIES. The Administrative Agent may execute any of their respective duties under this Agreement or any other Loan Document by or through agents, or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

         SECTION 11.3 EXCULPATORY PROVISIONS. None of the Administrative Agent-Related Persons shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by either Borrower or any Affiliate of either Borrower or any of their respective Affiliates or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with this Agreement or any other Loan Document, or for the value of any Collateral or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, the Notes or any other Loan Document, or for any failure of either Borrower or any other party to



                                      82.
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any Loan Document to perform its obligations hereunder or thereunder. No
Administrative Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of either Borrower or any of its Affiliates. Neither NationsBank, N.A. as the "Syndication Agent" nor Societe Generale, as the "Documentation Agent" shall have any right, power, obligation, responsibility, duty or liability under this Agreement other than those applicable to all Lenders as such and, without limiting the foregoing, shall not have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on NationsBank, N.A. or Societe Generale in deciding to enter into this Agreement or in taking or not taking any action hereunder.

         SECTION 11.4      RELIANCE BY THE ADMINISTRATIVE AGENT.

                  (A) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by any of them to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrowers), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a completed and fully executed Assignment and Acceptance shall have been delivered to the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders or all Lenders, as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense (except those incurred solely as a result of the Administrative Agent's, as the case may be, gross negligence or willful misconduct) which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement, the Notes or any of the other Loan Document in accordance with a request or consent of the Required Lenders or all Lenders, as may be required, and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders and all future holders of the Notes.

                  (B) For purposes of determining compliance with the conditions precedent specified in ARTICLE IV, each Lender that has executed this Agreement or shall hereafter execute and deliver an Assignment and Acceptance in accordance with SECTION 12.11(A) shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter either sent by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

         SECTION 11.5 NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except, as to the Administrative Agent only, with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent on behalf and for the benefit of the Lenders,



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unless the Administrative Agent shall have received written notice from a Lender or either Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be requested by the Required Lenders or all Lenders, as appropriate; provided, however, that unless and until the Administrative Agent shall have received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem in the best interest of the Lenders or as the Administrative Agent shall believe necessary to protect the Lenders' interests in the Collateral.

         SECTION 11.6 CREDIT DECISION. Each Lender expressly acknowledges that none of the Administrative Agent-Related Persons has made any representation or warranty to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of either Borrower or any of their respective Affiliates, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of each Borrower and its Affiliates, and all applicable bank regulatory laws relating to the transactions contemplated thereby, and made its own decision to enter into this Agreement and extend credit to the Borrowers under and pursuant to this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of each Borrower and its Affiliates. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of each Borrower or any of its Affiliates, which may come into the possession of any Administrative Agent-Related Person.

         SECTION 11.7 INDEMNIFICATION. Whether or not the transactions contemplated hereby shall be consummated, the Lenders agree to and shall indemnify upon demand the Administrative Agent-Related Persons (to the extent not reimbursed by or on behalf of either Borrower or any guarantor of the Obligations and without limiting the obligation of such Person to do so), severally and ratably (based on each Lender's Pro Rata Share) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs (including Attorneys Costs), expenses and disbursements of any kind whatsoever which may at any time (including at any time following the repayment of the Loans and the termination or resignation of the related Administrative Agent) be imposed on, incurred by or asserted against any such Person in such capacity, but not as Lenders, in any way relating to or arising out of this Agreement, any of the other Loan Documents or any document contemplated by or referred to



                                      84.
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herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any such Person under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or other out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein to the extent that such Person is not reimbursed for such expenses by or on behalf of the Borrowers. Without limiting the generality of the foregoing, if the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this SECTION 11.7, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders in this SECTION 11.7 shall survive the payment of all Obligations.

         SECTION 11.8 THE ADMINISTRATIVE AGENT IN INDIVIDUAL CAPACITY. ABN AMRO and its Affiliates and its successors as the Administrative Agent, may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory or other business with either Borrower and the Borrowers' respective Affiliates (including acting as the Intercreditor Agent or the Collateral Agent) as though ABN AMRO (or such successors) were not the Administrative Agent hereunder and under the other Loan Documents and without notice to or consent of the Lenders. With respect to its Loans, ABN AMRO shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent and the terms "Lender" and "Lenders" shall include ABN AMRO in its individual capacity.

         SECTION 11.9 SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign as Administrative Agent upon thirty (30) days' notice to the Lenders and Required Lenders may at any time remove the Administrative Agent. The Administrative Agent shall be removed or shall resign as the Administrative Agent under this Agreement and the other Loan Documents, the Required Lenders shall appoint from among the Lenders a successor Administrative Agent for the Lenders, which successor agent, shall be approved by the Borrowers (which consent shall not be unreasonably withheld or delayed), whereupon such successor agent, shall succeed to the rights, powers and duties of the Administrative Agent, as the case may be, and the term "Administrative Agent" shall mean such successor agent, effective upon its appointment, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative



                                      85.
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Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Administrative Agent's removal or resignation as Administrative Agent, the provisions of this SECTION 11.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was a Administrative Agent, as the case may be, under this Agreement and the other Loan Documents. Further, if any Administrative Agent no longer has any Loans or Commitments hereunder, such Administrative Agent shall immediately resign and shall be replaced, and have the benefits, as set forth in this SECTION 11.9.

         SECTION 11.10     COLLATERAL MATTERS.

                  (A) The Administrative Agent is authorized on behalf of all the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any Collateral or the Collateral Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to the Collateral Documents.

                  (B) The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Lien granted to or held by the Administrative Agent upon any Collateral (i) upon termination of the Commitments and payment in full of all Loans and all other Obligations payable under this Agreement and under any other Loan Document; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any Disposition permitted under SECTION 8.2; or (iii) if approved, authorized or ratified in writing by the Required Lenders or all the Lenders, as the case may be, as provided in Section 12.1(f). Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent's authority to release particular types or items of Collateral pursuant to this
SECTION 11.10(B). Required Lenders may also deliver written directions to the Administrative Agent not to take any specific action permitted by this SECTION 11.10(B) and, following receipt of such notice, but subject to the other terms of this ARTICLE XI, the Administrative Agent shall cease from taking such action.

                                   ARTICLE XII

                                  MISCELLANEOUS

         SECTION 12.1 AMENDMENTS AND WAIVERS. No amendment, modification or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by either Borrower therefrom, shall be effective unless the same shall be in writing and signed by Required Lenders and acknowledged by the Administrative Agent, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and acknowledged by the Administrative Agent, do any of the following:

                  (A) increase or extend the Commitment of any Lender (or reinstate any Commitment terminated pursuant to SECTION 10.3) or subject any Lender to any additional obligations;



                                      86.

                  (B) postpone or delay any date fixed for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any Loan Document (including in respect of any Mandatory Prepayment);

                  (C) reduce the principal of, or the rate of interest specified herein on any Loan, or of any fees or other amounts payable hereunder or under any Loan Document;

                  (D) change the definition of Required Lenders or the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which shall be required for the Lenders or any of them to take any action hereunder;

                  (E)      amend SECTIONS 8.4, 11.7 or this SECTION 12.1;

                  (F) release all or any substantial part of the Collateral, except as otherwise may be provided in the Collateral Documents or except where the consent of the Required Lenders only is specifically provided for;

                  (G)      release any guarantor of the Obligations;

                  (H) change the definition or calculation of the Borrowing Base; or

                  (I) change the definition of "Required Voting Parties" under the Intercreditor Agreement.

and, provided further that no amendment, modification, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Required Lenders or all the Lenders, as the case may be, affect the corresponding rights or duties of the Administrative Agent under this Agreement or any other Loan Document.

         SECTION 12.2      NOTICES.

                  (A) All notices, requests and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by either Borrower by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on the applicable signature page hereof, and (ii) shall be followed promptly by a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on the applicable signature page hereof; or, as directed to the Borrowers or the Administrative Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to each other party, at such other address as shall be designated by such party in a written notice to the Borrowers and the Administrative Agent.

                  (B) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next day) delivery, or transmitted by facsimile machine, respectively, or if delivered, upon delivery, except that notices pursuant to
ARTICLE II or ARTICLE XI shall not be effective until actually received by the Administrative Agent.



                                      87.

                  (C) Each Borrower and the Lenders acknowledge and agree that any agreement of the parties to receive certain notices by telephone and facsimile is for their mutual benefit and convenience. Any party shall be entitled to rely on the authority of any Person purporting to be a Person authorized by any other party to give such notice and the party relying on such authorization shall not have any liability to any other Person on account of any action taken or not taken by such party in reliance upon such telephonic or facsimile notice. The obligation of the Borrowers to repay the Loans shall not be affected in any way or to any extent by any failure by the Administrative Agent to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent of a confirmation which is at variance with the terms understood by the Administrative Agent to be contained in the telephonic or facsimile notice.

         SECTION 12.3 NO WAIVER BY ADMINISTRATIVE AGENT OR THE LENDERS. No failure or delay on the part of any Lender or the Administrative Agent, in the exercise of any power, right or privilege under this Agreement, the Notes or any of the other Loan Documents shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

         SECTION 12.4      ENTIRE AGREEMENT; CONSTRUCTION.

                  (A) This Agreement, the Notes and each of the other Loan Documents dated as of the date hereof, taken together, constitute and contain the entire agreement among the Borrowers, the Lenders and the Administrative Agent and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

                  (B) This Agreement is the result of negotiations between and has been reviewed by each Borrower and each Lender executing this Agreement as of the Closing Date, the Administrative Agent and their respective counsel; accordingly, this Agreement shall be deemed to be the product of the parties hereto, and no ambiguity shall be construed in favor of or against the Borrowers, the Lenders or the Administrative Agent. The Borrowers, the Lenders and the Administrative Agent each severally agrees that it intends the literal words of this Agreement and the other Loan Documents and that no parole evidence shall be necessary or appropriate to establish either Borrower's, any Lender's or the Administrative Agent's actual intentions.

         SECTION 12.5 INDEMNIFICATION. To the fullest extent permitted by law, each Borrower agrees to protect, indemnify, defend and hold harmless each Lender and the Administrative Agent, and each of their respective directors, officers, employees and agents and any Person who controls any of them within the meaning of the federal, state and foreign securities laws (each an "Indemnitee") from and against any liabilities, losses, obligations, damages, penalties, expenses or costs of any kind or nature and from any suits, judgments, claims or demands (including in respect of or for Attorney Costs and other reasonable fees and other disbursements of counsel for and consultants of such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto) based on any federal, state, local or foreign law or other statutory regulation, including securities,



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environmental and commercial law or other statutory regulation, which arises under common law or at equitable cause or on contract or otherwise on account of or in connection with any matter or thing or any action or failure to act by Indemnitees, or any of them, arising out of or relating to the Loan Documents or any agreement or instrument executed pursuant to the Loan Documents, including any (a) use or proposed use of the proceeds of the Loans, (b) any action taken or omitted by any such Person under or in connection with any of the foregoing, and (c) in respect of any investigation, litigation or proceeding, including any Insolvency Proceeding or appellate proceeding, whether or not such Indemnitee is named or identified as a potentially responsible person or a party in or to any such investigation, litigation or proceeding, except to the extent such liability arises from the willful misconduct or gross negligence of any of the Indemnitees (collectively, the "Indemnified Matters"). Upon receiving knowledge of any suit, claim or demand asserted by any Person that any Lender or the Administrative Agent believes is covered by this indemnity, such Lender or the Administrative Agent, as the case may be, shall give the applicable Borrower notice of the matter and an opportunity to defend it, at such Borrower's sole cost and expense, with legal counsel of such Borrower's choice, which legal counsel shall be reasonably satisfactory to the Administrative Agent and each affected Lender. The Administrative Agent and each affected Lender may also require such Borrower to defend the matter. The obligations of each Borrower under this SECTION 12.5 shall survive the payment and performance of the Obligations and the termination of this Agreement. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this SECTION 12.5 may be unenforceable because it is violative of any law or public policy, each Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees.

         SECTION 12.6 COSTS AND EXPENSES. The Borrowers shall, whether or not the transactions contemplated hereby shall be consummated:

                  (A) subject to SECTION 4.1(Z), pay or reimburse ABN AMRO and NationsBank, N.A., and its affiliate NationsBanc Montgomery Securities LLC (including in its capacity as the syndication agent), within thirty (30) days after demand for all reasonable costs and expenses incurred by ABN AMRO (including in its capacity as the Administrative Agent) and NationsBank, N.A., and its affiliate NationsBanc Montgomery Securities LLC (including in its capacity as the syndication agent) in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any other Loan Document and any other documents prepared in connection herewith (including any commitment letter and related documents preceding this Agreement) or therewith, and the consummation of the transactions contemplated hereby and thereby, including the reasonable Attorney Costs incurred by ABN AMRO (including in its capacity as the Administrative Agent) and NationsBank, N.A., and its affiliate NationsBanc Montgomery Securities LLC (including in its capacity as the syndication agent) with respect hereto and thereto;

                  (B) pay or reimburse the Administrative Agent and, following the occurrence of an Event of Default, each Lender within thirty (30) days after demand for all costs and expenses incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate



                                      89.
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proceeding) under this Agreement, any other Loan Document, and any such other documents, including Attorney Costs incurred by the Administrative Agent or any Lender, and the reasonable allocated cost of internal legal services and all disbursements of internal counsel of the Administrative Agent or any Lender; and

                  (C) pay or reimburse ABN AMRO (including in its capacity as the Administrative Agent) within thirty (30) days after demand for all reasonable audit, appraisal, appraisal review, environmental inspection and review, search and filing, registration and recording and other similar costs, fees and expenses, including the fees and expertise of Lenders' Forestry Consultants, incurred or sustained by ABN AMRO (including in its capacity as the Administrative Agent) in connection with the matters referred to under clauses
(A) and (B) of this SECTION 12.6.

         SECTION 12.7 RELIANCE BY THE LENDERS. All covenants, agreements, representations and warranties made herein by each Borrower shall, notwithstanding any investigation by the Lenders or the Administrative Agent be deemed to be material to and to have been relied upon by the Lenders and the Administrative Agent.

         SECTION 12.8 MARSHALLING; PAYMENTS SET ASIDE. Neither the Lenders nor the Administrative Agent, as the holder of any Lien as security for the Obligations, shall be under any obligation to marshal any assets in favor of either Borrower or any other Person or against or in payment of any or all of the Obligations. To the extent that (a) either Borrower makes a payment or payments to the Lenders or the Administrative Agent, or (b) the Lenders or the Administrative Agent, on behalf and for the benefit of itself and the Lenders, enforces its or their Liens or exercises its or their rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under the Bankruptcy Code or under any other similar federal or state law, common law or equitable cause, then to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

         SECTION 12.9 NO SET-OFFS BY THE BORROWERS. All sums payable by each Borrower pursuant to this Agreement, the Notes or any of the other Loan Documents shall be payable without notice or demand and shall be payable in United States Dollars without set-off, counter claim or reduction of any manner whatsoever.

         SECTION 12.10 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and each Lender.

         SECTION 12.11     ASSIGNMENTS, PARTICIPATIONS, ETC.

                  (A) Any Lender may, with the written consent of the Borrowers (at all times other than during the existence of an Event of Default in which event the Borrowers' consent shall not be required) and the Administrative Agent (and written notice to each other Lender),



                                      90.
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which consents shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Borrowers or the Administrative Agent shall be required in connection with any assignment and delegation by any Lender to a Lender Affiliate of such Lender) (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, in a minimum amount of $5,000,000; provided, however, that (i) the Borrowers and the Administrative Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (A) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrowers and the Administrative Agent by such Lender and the Assignee; (B) such Lender and its Assignee shall have delivered to the Borrowers and the Administrative Agent an Assignment and Acceptance substantially in the form of EXHIBIT G ("Assignment and Acceptance") together with any Note or Notes subject to such assignment and (C) the assignor Lender or Assignee has paid to the Administrative Agent a processing fee of $3,500; provided that no processing fee shall be charged for any assignment to a Lender or a Lender Affiliate, and further provided that the Borrowers shall not pay any fees or costs in connection with such assignment.

                  (B) From and after the date that the Administrative Agent notifies the assigning Lender that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents, provided that such assignor Lender shall retain a surviving individual interest under ARTICLE III and SECTIONS 12.5 and 12.6 of this Agreement.

                  (C) Within five (5) Business Days after its receipt of notice from the Administrative Agent that the Administrative Agent has received an executed Assignment and Acceptance and payment of the processing fee, the Borrowers, as applicable, shall execute and deliver to the Administrative Agent new Notes on the same terms and conditions as the original Notes evidencing such Assignee's assigned Loans and Commitments and, if the assignor Lender has retained a portion of its Loans and its Commitments, replacement Notes in the principal amount of the Loans retained by the assignor Lender (such Notes to be in exchange for, but not in payment of, the Notes held by such Lender). Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement, shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitments allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

                  (D) Any Lender may at any time sell to one or more commercial banks or other Persons not Affiliates of either Borrower (a "Participant") participating interests in any Loans, the Commitment of that Lender or the other interests of that Lender (the "Originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the




                                      91.
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Originating Lender's obligations under this Agreement shall remain unchanged,
(ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrowers and the Administrative Agent shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Documents, except to the extent such amendment, consent or waiver would require unanimous consent of the Lenders as described in clauses (A), (C) and (D) of the first proviso to SECTION 12.1. In the case of any such participation, the Participant shall be entitled to the benefit of SECTIONS 2.7, 3.1, 3.3, 3.6, 12.1 (but solely with respect to those matters set forth in clauses (A), (C) and (D) thereof requiring the consent of all Lenders), and 12.5 as though it were also a Lender hereunder, and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interests were owing directly to it as a Lender under this Agreement.

                  (E) Each Lender agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" by either Borrower and provided to it by either Borrower, or by the Administrative Agent on such Borrower's behalf, in connection with this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement, except to the extent such information (i) was or becomes generally available to the public other than as a result of a disclosure by the Lender, or (ii) was or becomes available on a non-confidential basis from a source other than a Borrower, provided that such source is not bound by a confidentiality agreement with either Borrower known to the Lender; provided, however, that any Lender may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Lender is subject or in connection with an examination of such Lender by any such Governmental Authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; and (D) to such Lender's independent auditors and other professional advisors, provided that such auditors and professional advisors are not presently, nor have been in the past, direct competitors of either Borrower and such auditors and professional advisors shall be required to similarly protect the confidentiality of such information. Notwithstanding the foregoing, each Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and to any prospective Transferee, in each case, other than any Transferees or prospective Transferees that are presently, or have been in the past, direct competitors of either Borrower, such financial and other information in such Lender's possession concerning the Borrowers which has been delivered to the Administrative Agent or the Lenders pursuant to this Agreement or which has been delivered to the Administrative Agent or the Lenders by or on behalf of either Borrower in connection with the Lenders' credit evaluation of either Borrower prior to entering into this Agreement; provided that, unless otherwise agreed by the Borrowers, such Transferee agrees in writing to such Lender to keep such information confidential to the same extent required of the Lenders hereunder. For purposes of this SECTION 12.11(E), the Administrative Agent and the Lenders acknowledge and agree that all budgets, forecasts and pro forma financial statements



                                      92.

delivered by the Borrowers to the Administrative Agent or any Lender, including without limitation, all information, statements or documents delivered by the Borrowers pursuant to CLAUSES (H) and (I) of SECTION 7.1, shall be deemed to be identified by the Borrowers as "confidential" when delivered, irrespective of whether such information, statements or documents are marked confidential by the Borrowers when delivered to the Administrative Agent or any Lender.

                  (F) Notwithstanding any other provision contained in this Agreement or any other Loan Document to the contrary, any Lender may assign all or any portion of the Loans or Notes held by it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans or Notes made by either Borrower to or for the account of the assigning or pledging Lender in accordance with the terms of this Agreement shall satisfy the Borrowers' obligations hereunder in respect to such assigned Loans or Notes to the extent of such payment. No such assignment shall release the assigning Lender from its obligations hereunder.

         SECTION 12.12 HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         SECTION 12.13 SEVERABILITY. Whenever possible, each provision of this Agreement, the Notes and each of the other Loan Documents shall be interpreted in such a manner as to be valid, legal and enforceable under the applicable law of any jurisdiction. Without limiting the generality of the foregoing sentence, in case any provision of this Agreement, the Notes or any of the other Loan Documents shall be invalid, illegal or unenforceable under the applicable law of any jurisdiction, the validity, legality and enforceability of the remaining provisions, or of such provision in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 12.14 NOTIFICATION OF ADDRESSES, LENDING OFFICES, ETC. Each Lender shall notify the Administrative Agent in writing of any changes in the address to which notices to the Lender should be directed, of addresses of its Domestic Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Administrative Agent shall reasonably request.

         SECTION 12.15 NO THIRD PARTIES BENEFITED. This Agreement is made and entered into for the sole protection and legal benefit of the Borrowers, the Lenders, the Administrative Agent, the Intercreditor Agent, the Collateral Agent and their permitted successors and assigns, and except as otherwise expressly provided in this Agreement, no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. Neither the Administrative Agent nor any Lender shall have any obligation to any Person not a party to this Agreement or other Loan Documents.

         SECTION 12.16 RELATIONSHIP OF PARTIES. The relationship between the Borrowers, on the one hand, and the Lenders, the Administrative Agent and the Collateral Agent, on the other, is, and at all times shall remain solely that of a borrower and lenders. Neither any Lender nor the



                                      93.

Administrative Agent nor the Collateral Agent shall under any circumstances be construed to be partners or joint venturers of the Borrowers or any of its Affiliates; nor shall any Lenders nor the Administrative Agent nor the Collateral Agent under any circumstances be deemed to be in a relationship of confidence or trust or a fiduciary relationship with either Borrower or any of its Affiliates, or to owe any fiduciary duty to either Borrower or any of its Affiliates. Neither any Lender, the Administrative Agent, nor the Collateral Agent undertakes or assumes any responsibility or duty to either Borrower or any of its Affiliates to select, review, inspect, supervise, pass judgment upon or otherwise inform either Borrower or any of its Affiliates of any matter in connection with its or their Property, any Collateral held by the Administrative Agent, the Collateral Agent or any Lender or the operations of either Borrower or any of its Affiliates. Each Borrower and each of its Affiliates shall rely entirely on their own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by any Lender, the Administrative Agent or the Collateral Agent in connection with such matters is solely for the protection of such Lender, the Administrative Agent and the Collateral Agent and none of the Borrowers nor any of their Affiliates is entitled to rely thereon.

         SECTION 12.17 TIME. Time is of the essence as to each term or provision of this Agreement and each of the other Loan Documents.

         SECTION 12.18 COUNTERPARTS. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         SECTION 12.19 JOINDER TO COLLATERAL AGENCY AGREEMENT AND INTERCREDITOR AGREEMENT. Each Lender agrees that in becoming a Lender hereunder
(i) it is joined as a party to and bound for all purposes by the terms of the Collateral Agency Agreement applicable to the Senior Facility Lenders (as defined therein); and (ii) it hereby acknowledges and consents for all purposes to the terms of the Intercreditor Agreement applicable to the Senior Facility Lenders (as defined therein) and the Obligations in connection herewith.

         SECTION 12.20 EQUITABLE RELIEF. Each Borrower recognizes that, in the event such Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, the Notes or any of the other Loan Documents, any remedy at law may prove to be inadequate relief to the Lenders or the Administrative Agent; therefore, each Borrower agrees that the Lenders or the Administrative Agent, if the Lenders or the Administrative Agent so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         SECTION 12.21 OBLIGATIONS OF EACH BORROWER. Each Borrower agrees that its liability hereunder shall be the immediate, direct, and primary obligation of such Borrower, as the case may be, and shall not be contingent upon the Administrative Agent's, the Collateral Agent's or any Lender's exercise or enforcement of any remedy it may have against the other Borrower or any other person, or against any Collateral or any security for the Obligations. Without limiting the generality of the foregoing, the Obligations shall remain in full force and effect without



                                      94.

regard to and shall not be impaired or affected by, nor shall such Borrower be exonerated or discharged by, any of the following events:

                  (A) Insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, assignment for the benefit of creditors, death, liquidation, winding up or dissolution of the other Borrower or any guarantor of the Obligations of either Borrower;

                  (B) Any limitation, discharge, or cessation of the liability of the other Borrower or any guarantor for the Obligations of either Borrower due to any statute, regulation or rule of law, or any invalidity or unenforceability in whole or in part of the documents evidencing the Obligations of such other Borrower or any guaranty of the Obligations of either Borrower;

                  (C) Any merger, acquisition, consolidation or change in structure of the other Borrower or any guarantor of the Obligations of either Borrower or any sale, lease, transfer or other disposition of any or all of the assets, shares or interests in or of the other Borrower or any guarantor of the Obligations of either Borrower;

                  (D) Any assignment or other transfer, in whole or in part, of any Lender's interests in and rights under this Agreement or any of the other Loan Documents, including, without limitation, any assignment or other transfer, in whole or in part, of the Administrative Agent's, the Collateral Agent's or any Lender's interests in and to any Collateral;

                  (E) Any claim, defense, counterclaim or setoff, other than that of prior performance, that the other Borrower or any guarantor of the Obligations of either Borrower may have or assert, including, but not limited to, any defense of incapacity or lack of corporate or other authority to execute any documents relating to the Obligations of such other Borrower or any collateral;

                  (F) The Administrative Agent's, the Collateral Agent's or any Lender's amendment, modification, renewal, extension, cancellation or surrender of any agreement, document or instrument relating to this Agreement, the Obligations of the other Borrower or any collateral, or any exchange, release, or waiver of any collateral;

                  (G) The Administrative Agent's, the Collateral Agent's or any Lender's exercise or nonexercise of any power, right or remedy with respect to the Obligations of the other Borrower or any collateral, including, but not limited to, the compromise, release, settlement or waiver with or of such other Borrower or any other person;

                  (H) The Administrative Agent's, the Collateral Agent's or any Lender's vote, claim, distribution, election, acceptance, action or inaction in any bankruptcy case related to the Obligations of the other Borrower or any collateral, including the Collateral; and

                  (I) Any impairment or invalidity of any collateral or any failure to perfect any of the Administrative Agent's and the Collateral Agent's liens, including the Collateral thereon.

         SECTION 12.22 CO-BORROWER WAIVERS. Each Borrower hereby expressly waives (a) diligence, presentment, demand for payment and protest affecting the other Borrower's



                                      95.

liability under the Loan Documents; (b) discharge due to any disability of the other Borrower; (c) any defenses of the other Borrower to obligations under the Loan Documents not arising under the express terms of the Loan Documents or from a material breach thereof by the Administrative Agent, the Collateral Agent or any Lender which under applicable law has the effect of discharging the other Borrower from the Obligations of such other Borrower as to which this Agreement is sought to be enforced; (d) the benefit of any act or omission by the Administrative Agent, the Collateral Agent or any Lender which directly or indirectly results in or aids the discharge of the other Borrower from any of the Obligations of such other Borrower by operation of law or otherwise; (e) all notices whatsoever, including, without limitation, notice of acceptance of the incurring of the Obligations of the other Borrower; (f) any right it may have to require the Administrative Agent, the Collateral Agent or any Lender to disclose to it any information that the Administrative Agent, the Collateral Agent or Lenders may now or hereafter acquire concerning the financial condition or any circumstances that bear on the risk of nonpayment by the other Borrower, including the release of such other Borrower from its Obligations hereunder; and
(g) any requirement that the Administrative Agent, the Collateral Agent and Lenders exhaust any right, power or remedy or proceed against the other Borrower or any other security for, or any guarantor of, or any other party liable for, any of the Obligations of either Borrower, or any portion thereof. Each Borrower specifically agrees that it shall not be necessary or required, and Borrowers shall not be entitled to require, that the Administrative Agent, the Collateral Agent or any Lender (i) file suit or proceed to assert or obtain a claim for personal judgment against the other Borrower for all or any part of the Obligations of such other Borrower; (ii) make any effort at collection or enforcement of all or any part of the Obligations of the other Borrower from such other Borrower; (iii) foreclose against or seek to realize upon any collateral or any other security now or hereafter existing for all or any part of the Obligations of the other Borrower; (iv) file suit or proceed to obtain or assert a claim for personal judgment against the other Borrower or any guarantor or other party liable for all or any part of the Obligations of either Borrower;
(v) exercise or assert any other right or remedy to which the Administrative Agent, the Collateral Agent or any Lender is or may be entitled in connection with the Obligations of the other Borrower or any security or guaranty relating thereto to assert; or (vi) file any claim against assets of one Borrower before or as a condition of enforcing the liability of any other Borrower under this Agreement or the Notes.

         Each Borrower acknowledges that all or any portion of the Obligations may now or hereafter be secured by a Lien or Liens upon real property evidenced by certain Collateral Documents, including the Timberlands Mortgages. The Collateral Agent, for the benefit of the Administrative Agent and the Lenders, among others, may, pursuant to the terms of such real property security documents and applicable law, foreclose under all or any portion of one or more of such Liens by means of judicial or nonjudicial sale or sales. Each Borrower agrees that the Collateral Agent, the Administrative Agent and the Lenders may exercise whatever rights and remedies they may have with respect to such real property security, all without affecting the liability of the Borrowers hereunder, except to the extent the Lenders, the Administrative Agent or the Collateral Agent realize payment by such action or proceeding. No election to proceed in one form of action or against any party, or on any obligation shall constitute a waiver of any Lender's, the Administrative Agent's or the Collateral Agent's right to proceed in any other form of action or against the Borrowers, jointly, severally or solidarily or against any other Person, or diminish the liability of the Borrowers, as jointly, severally and solidarily liable, or affect the right of any Lender, the Administrative Agent or the Collateral Agent to proceed against the both



                                      96.

Borrowers for any deficiency, except to the extent such Lender, the Administrative Agent or the Collateral Agent realizes payment by such action, notwithstanding the effect of such action upon either Borrower's rights of subrogation, reimbursement or indemnity, if any, against the other Borrower or any other Person. Without limiting the generality of the foregoing, each Borrower waives all rights and defenses that such Borrower may have because the Indebtedness under this Agreement is secured by real property. This means, among other things:

                  (A) The Administrative Agent, the Collateral Agent or any Lender may collect from such Borrower without first foreclosing on any real or personal property Collateral pledged by the other Borrower.

                  (B) If the Administrative Agent, the Collateral Agent or any Lender forecloses on any real property Collateral pledged by the other
Borrower:

                           (I)      the amount of the Indebtedness may be
reduced only by the price for which that Collateral is sold at the foreclosure sale, even if the Collateral is worth more than the sale price.

                           (II)     The Administrative Agent, the Collateral
Agent and any Lender may collect from such Borrower even if the Administrative Agent, the Collateral Agent or any Lender, by foreclosing on the real property Collateral, has destroyed any right such Borrower may have to collect from the other Borrower.

This is an unconditional and irrevocable waiver of any rights and defenses such Borrower may have because the Indebtedness under this Agreement is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Civil Code of Procedure. Each Borrower similarly unconditionally and irrevocably waives any similar rights and defenses such Borrower may have under any and all similar statutes of other states.

         SECTION 12.23 NOTICE OF CLAIMS; CLAIMS BAR. EACH BORROWER HEREBY AGREES THAT IT SHALL GIVE PROMPT NOTICE AFTER BECOMING AWARE OF ANY CLAIM OR CAUSE OF ACTION IT BELIEVES IT HAS, OR MAY SEEK TO ASSERT OR ALLEGE AGAINST ANY LENDER OR THE ADMINISTRATIVE AGENT, WHETHER SUCH CLAIM IS BASED IN LAW OR EQUITY, ARISING UNDER OR RELATED TO THIS AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS OR TO THE LOANS (OR THE COLLATERAL THEREFOR) CONTEMPLATED HEREBY OR THEREBY OR ANY ACT OR OMISSION TO ACT BY ANY LENDER OR THE ADMINISTRATIVE AGENT WITH RESPECT HERETO OR THERETO, AND THAT IF IT SHALL FAIL TO GIVE SUCH NOTICE TO THE ADMINISTRATIVE AGENT PRIOR TO THE FIRST ANNIVERSARY OF HAVING BECOME AWARE OF ANY SUCH CLAIM OR CAUSE OF ACTION, IT SHALL BE DEEMED TO HAVE WAIVED, AND SHALL BE FOREVER BARRED FROM BRINGING OR ASSERTING SUCH CLAIM OR CAUSE OF ACTION IN ANY SUIT, ACTION OR PROCEEDING IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY.

         SECTION 12.24 WAIVER OF PUNITIVE DAMAGES. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, EACH BORROWER HEREBY AGREES THAT IT SHALL NOT SEEK FROM THE LENDERS OR THE ADMINISTRATIVE AGENT, UNDER ANY THEORY OF




                                      97.

LIABILITY, INCLUDING, WITHOUT LIMITATION, ANY THEORY IN TORTS, ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES.

         SECTION 12.25 GOVERNING LAW. IN ACCORDANCE WITH THE CHOICE OF LAW AND FORUM ACT (735 ILCS SS.SS. 105/5-1, ET. SEQ.), AND EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         SECTION 12.26 SERVICE OF PROCESS. SERVICE OF PROCESS ON EITHER BORROWER OR THE ADMINISTRATIVE AGENT OR THE LENDERS IN ANY ACTION SUBJECT TO THIS SECTION 12.26 SHALL BE EFFECTIVE IF MAILED TO SUCH PARTY AT THE ADDRESS LISTED ON THE SIGNATURE PAGES HERETO UNLESS PRIOR WRITTEN NOTICE OF ANY CHANGES THEREOF HAS BEEN PREVIOUSLY DELIVERED.

         SECTION 12.27 WAIVER OF JURY TRIAL. EACH BORROWER, EACH LENDER AND THE ADMINISTRATIVE AGENT, HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OF THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS

         SECTION 12.28     SUBMISSION TO JURISDICTION.

                  (A) EXCEPT AS SET FORTH IN SECTION 12.28(B), EACH BORROWER, EACH LENDER AND THE ADMINISTRATIVE AGENT, AGREE THAT ALL DISPUTES BETWEEN OR AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN OR AMONG THEM, INCLUDING COURSE OF DEALING, COURSE OF CONDUCT, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER BORROWER, ANY LENDER OR THE ADMINISTRATIVE AGENT, IN CONNECTION WITH THE LOAN DOCUMENTS OR ANY DOCUMENTS RELATED THERETO, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS. EACH BORROWER, EACH LENDER AND THE ADMINISTRATIVE AGENT HEREBY EXPRESSLY AND IRREVOCABLY WAIVE IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

                  (B) EACH BORROWER AGREES THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST EITHER BORROWER OR ANY COLLATERAL IN A COURT IN ANY LOCATION REASONABLY



                                      98.

SELECTED IN GOOD FAITH TO ENABLE THE ADMINISTRATIVE AGENT OR ANY LENDER TO REALIZE ON ANY COLLATERAL OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE ADMINISTRATIVE AGENT OR ANY LENDER. EACH BORROWER AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY THE ADMINISTRATIVE AGENT OR ANY LENDER TO REALIZE ON ANY COLLATERAL OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE ADMINISTRATIVE AGENT OR ANY LENDER. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE ADMINISTRATIVE AGENT OR ANY LENDER HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SECTION 12.28(B), INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS. TO THE EXTENT THAT EITHER BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR THE COLLATERAL OR OTHER PROPERTY, EACH BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS.

                  (C) EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE FOREGOING COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH BORROWER AT ITS ADDRESS FOR NOTICE DESIGNATED IN ACCORDANCE WITH SECTION 12.2, SUCH SERVICE TO BECOME EFFECTIVE FOUR (4) DAYS AFTER SUCH MAILING.

         SECTION 12.29     AGREEMENTS IN WRITING.

                  (A) UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS AFTER OCTOBER 3, 1989, CONCERNING LONAS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE ADMINISTRATIVE AGENTS AND THE LENDERS TO BE ENFORCEABLE.

                  (B) ORAL AGREEMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.



                                      99.

         WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

BORROWERS                           STRATEGIC TIMBER PARTNERS, LP
                                    a Delaware limited partnership,

                                    By: STRATEGIC TIMBER OPERATING CO.,
                                    a Delaware corporation, a general partner




                                    By:
                                       -----------------------------------------
                                          Joseph E. Rendini
                                          Vice President and Secretary


                                    Notices to be sent to:

                                    Strategic Timber Partners, L.P.
                                    5 North Pleasant Street
                                    New London, New Hampshire 03527
                                    Attention:  Kenneth L. Chute
                                    Telephone:  (603) 526-7800
                                    Facsimile:   (603) 526-7811

                                    PIONEER RESOURCES, LLC
                                    an Oregon limited liability company,

                                    By:
                                       -----------------------------------------
                                          Joseph E. Rendini
                                          Vice President and Secretary


                                    Notices to be sent to:

                                    Pioneer Resources, LLC
                                    5 North Pleasant Street
                                    New London, New Hampshire 03527
                                    Attention:  Kenneth L. Chute
                                    Telephone:  (603) 526-7800
                                    Facsimile:   (603) 526-7811



                                      100.

LENDERS                             ABN AMRO BANK N.V.




                                    By:
                                       -----------------------------------------
                                    Printed Name:
                                    Title:





                                    By:
                                       -----------------------------------------
                                           Wayne M. Rancourt,
                                           Vice President

                                    Domestic Lending Office

                                    ABN AMRO Bank N.V.
                                    One Union Square
                                    600 University Street, Suite 2323
                                    Seattle, WA  98101-2070
                                    Attention:        Operations
                                    Telephone:        206/654-0368
                                    Facsimile:        206/682-5641

                                    Notices to be sent to:

                                    ABN AMRO Bank, N.V.
                                    Agency Services
                                    1325 Avenue of the Americas, 9th Floor
                                    New York, NY 10019
                                    Attention: Linda Boardman
                                    Telephone: 212/314-1724
                                    Facsimile: 212/314-1712

                                    With a copy to:

                                    ABN AMRO Bank N.V.
                                    One Union Square
                                    600 University Street, Suite 2323
                                    Seattle, WA  98101-2070
                                    Attention: Wayne M. Rancourt, Vice President
                                    Telephone: 206/587-0342
                                    Facsimile: 206/682-5641




                                      101.

ADMINISTRATIVE AGENT                ABN AMRO BANK N.V.




                                    By:
                                       -----------------------------------------
                                    Printed Name:
                                    Title:




                                    By:
                                       -----------------------------------------
                                          Wayne M. Rancourt,
                                          Vice President

                                    Administrative Agent's Payment Office:

                                    ABN AMRO Bank, NV
                                    Account No.:  650-001-1789-41
                                    ABA NO.:      026009580
                                    F/O:          ABN AMRO Bank - Chicago CPU
                                    Reference:    Agency Services
                                                  (Strategic Timber Investments)

                                    Notices to be sent to:

                                    ABN AMRO Bank, N.V.
                                    Agency Services
                                    1325 Avenue of the Americas, 9th Floor
                                    New York, NY 10019
                                    Attention: Linda Boardman
                                    Telephone: 212/314-1724
                                    Facsimile: 212/314-1712

                                    With a copy to:

                                    ABN AMRO Bank N.V.
                                    One Union Square
                                    600 University Street, Suite 2323
                                    Seattle, WA  98101-2070
                                    Attention: Wayne M. Rancourt, Vice President
                                    Telephone: 206/587-0342
                                    Facsimile: 206/682-5641




                                      102.

                                    NATIONSBANK, N.A.


                                    By:
                                       -----------------------------------------
                                       Name:         Joseph L. Corah
                                       Title:        Vice President

                                    Information for Notices:

                                    100 North Tryon Street, 8th Floor
                                    NC1-007-08-05
                                    Charlotte, North Carolina  28255
                                    Attention: Joseph L. Corah
                                    Telephone: 704/386-5976
                                    Facsimile:  704/386-9385



                                      103.

                                    AMSOUTH BANK


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    Information for Notices:

                                    1900 5th Avenue North
                                    AST - 7th Floor
                                    Birmingham, AL  35203
                                    Attention: Don Sinclair
                                              ----------------------------------
                                    Telephone: (205) 801-0349
                                              ----------------------------------
                                    Facsimile: (205) 583-4436
                                              ----------------------------------



                                      104.

                                    BANK OF MONTREAL
                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    Information for Notices:

                                    115 S. La Salle Street
                                    12th Floor West
                                    Chicago, IL  60603
                                    Attention: Amy Dumser
                                              ----------------------------------
                                    Telephone: (312) 750-3474
                                              ----------------------------------
                                    Facsimile: (312) 750-6057
                                              ----------------------------------



                                      105.

                                    BANK OF SCOTLAND


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    Information for Notices:

                                    565 Fifth Avenue
                                    New York, NY  10017
                                    Attention: Annie Chin Tat
                                              ----------------------------------
                                    Telephone:  (212) 450-0871
                                              ----------------------------------
                                    Facsimile:  (212) 557-9460
                                              ----------------------------------



                                      106.

                                    CITIZENS BANK NEW HAMPSHIRE


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    Information for Notices:

                                    20 West Park Street
                                    Lebanon, NH  03766
                                    Attention: Vernon Studer
                                              ----------------------------------
                                    Telephone: (603) 443-4047
                                              ----------------------------------
                                    Facsimile: (603) 443-4001
                                              ----------------------------------



                                      107.

                                    CREDIT AGRICOLE INDOSUEZ


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    Information for Notices:

                                    55 E. Monroe, Suite 4700
                                    Chicago, IL  60603
                                    Attention: Alan Schmelzer
                                              ----------------------------------
                                    Telephone: (312) 917-7455
                                              ----------------------------------
                                    Facsimile: (312) 372-3455
                                              ----------------------------------



                                      108.

                                    FIRST SECURITY BANK, N.A.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    Information for Notices:

                                    4949 Meadows Road
                                    Lake Oswego, OR  97035
                                    Attention: Mark Johnson
                                              ----------------------------------
                                    Telephone: (503) 675-3258
                                              ----------------------------------
                                    Facsimile: (503) 675-3209
                                              ----------------------------------



                                      109.

                                    KEYBANK NATIONAL ASSOCIATION


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    Information for Notices:

                                    700 Fifth Avenue, 46th Floor
                                    Seattle, WA  98101
                                    Attention: Rick Ameny
                                              ----------------------------------
                                    Telephone: (206) 684-6014
                                              ----------------------------------
                                    Facsimile: (206) 684-6035
                                              ----------------------------------



                                      110.

                                    NATEXIS BANQUE


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    Information for Notices:

                                    660 S. Figueroa Street, Suite 1400
                                    Los Angeles, CA  90017
                                    Attention: Iain Whyte
                                              ----------------------------------
                                    Telephone: (213) 627-8677
                                              ----------------------------------
                                    Facsimile: (213) 627-2761
                                              ----------------------------------



                                      111.

                                    SOCIETE GENERALE


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    Information for Notices:

                                    One Montgomery Street, Suite 3220
                                    San Francisco, CA  94104
                                    Attention: Alec Neville
                                              ----------------------------------
                                    Telephone: (415) 433-8400
                                              ----------------------------------
                                    Facsimile: (415) 989-9922
                                              ----------------------------------



                                      112.

                                    SOUTH TRUST


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    Information for Notices:

                                    420 North 20th Street
                                    Corporate Banking, 11th Floor
                                    Birmingham, AL  35203
                                    Attention: Spencer Ragland
                                              ----------------------------------
                                    Telephone: (205) 254-5022
                                              ----------------------------------
                                    Facsimile: (205) 254-4521
                                              ----------------------------------



                                      113.

                                    UNION BANK OF CALIFORNIA, N.A.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    Information for Notices:

                                    350 California Street, 6th Floor
                                    San Francisco, CA  94104
                                    Attention: Kevin Sullivan
                                              ----------------------------------
                                    Telephone: (415) 705-7460
                                              ----------------------------------
                                    Facsimile: (415) 705-7566
                                              ----------------------------------



                                      114.

                               INDEX OF SCHEDULES


Schedule 1               -      Loan Commitments
Schedule 2               -      Disclosure Schedule
Schedule 3               -      Financing Statements


                                INDEX OF EXHIBITS

Exhibit A-1              -      Form of Revolving Note
Exhibit A-2              -      Form of Term Note
Exhibit B                -      Form of Notice of Borrowing
Exhibit C                -      Form of Borrowing Base Certificate
Exhibit D                -      Form of Compliance Certificate
Exhibit E                -      Form of Notice of Conversion/Continuation
Exhibit F                -      Designation of Responsible Persons
Exhibit G                -      Form of Assignment and Acceptance
Exhibit H                -      Form of Non-Bank Lender Tax Certificate
Exhibit I                -      Form of Timber Report Certificate



                                       1.

                                   SCHEDULE 1

                                   COMMITMENTS

                                                                                                        PRO RATA SHARE
          LENDER                       REVOLVING LOAN           TERM LOAN         TOTAL                    OF TOTAL
                                         COMMITMENT            COMMITMENT       COMMITMENT               COMMITMENTS
ABN AMRO BANK N.V.                     $22,400,000.00        $25,600,000.00     $48,000,000             12.800000000%

BANK OF AMERICA NT & SA                $22,400,000.00        $25,600,000.00     $48,000,000             12.800000000%

SOCIETE GENERALE                       $21,000,000.00        $24,000,000.00     $45,000,000             12.000000000%

BANK OF MONTREAL                       $19,600,000.00        $22,400,000.00     $42,000,000             11.200000000%

UNION BANK OF CALIFORNIA, N.A.         $19,600,000.00        $22,400,000.00     $42,000,000             11.200000000%

AMSOUTH BANK                           $11,666,666.67        $13,333,333.33     $25,000,000             6.666666667%

BANK OF SCOTLAND                       $11,666,666.67        $13,333,333.33     $25,000,000             6.666666667%

KEYBANK NATIONAL ASSOCIATION           $11,666,666.67        $13,333,333.33     $25,000,000             6.666666667%

SOUTHTRUST BANK, N.A.                  $11,666,666.67        $13,333,333.33     $25,000,000             6.666666667%

CREDIT AGRICOLE INDOSUEZ               $7,000,000.00         $8,000,000.00      $15,000,000             4.000000000%

NATEXIS BANQUE BFCE                    $7,000,000.00         $8,000,000.00      $15,000,000             4.000000000%

CITIZENS BANK NEW HAMPSHIRE            $4,666,666.67         $5,333,333.33      $10,000,000             2.666666667%

FIRST SECURITY BANK, N.A.              $4,666,666.67         $5,333,333.33      $10,000,000             2.666666667%

                  TOTAL                 $175,000,000          $200,000,000           $375,000,000              100.0%



                                   Schedule-1

                                                    SCHEDULE 2

                                                DISCLOSURE SCHEDULE




                                   Schedule-2

                                   SCHEDULE 3

                              FINANCING STATEMENTS




                                   Schedule-3

                                   EXHIBIT A-1

                        FORM OF REVOLVING LOAN NOTE (STP)

                               ([NAME OF LENDER])

U.S. $[____________]                                     ____________, _________

STRATEGIC TIMBER PARTNERS, LP, a Delaware limited partnership ("STP") for value received hereby promises to pay to the order of [NAME OF LENDER] (the "Lender"), in lawful money of the United States of America, the aggregate principal amount of all Revolving Loans (such Revolving Loans made by the Lender being referred to herein as the "Lender Advances") made or maintained by the Lender pursuant to the Loan Agreement (as defined below), payable on the dates, in the amounts and in the manner set forth below.

This promissory note (the "Note") is one of the Notes referred to in that certain Loan Agreement dated as of April __, 1999 (as the same may from time to time be amended, modified, supplemented or restated, the "Loan Agreement"), by and among STP and PIONEER RESOURCES, LLC, an Oregon limited liability company ("Pioneer"; and collectively with STP, the "Borrowers"), as co-borrowers, the banks, financial institutions and other institutional lenders from time to time party thereto and named as Lenders therein (the "Lenders"), and ABN AMRO Bank N.V., not in its individual capacity, but solely in its capacity as administrative agent on behalf of the Lenders (in such capacity, the "Administrative Agent"). All capitalized terms used but not defined herein shall have the meaning given to them in the Loan Agreement.

1. PRINCIPAL PAYMENTS. All payments of the principal amount of the Lender Advances shall be made in lawful money of the United States of America and shall be due and payable on the date(s) determined pursuant to the Loan Agreement.

2. INTEREST RATE. STP further promises to pay interest on the sum of the daily unpaid principal balance of the Lender Advances outstanding on each day in lawful money of the United States of America, from the date of this Note until all such principal amounts shall have been repaid in full, which interest shall be payable at the rates per annum and on the dates determined pursuant to the Loan Agreement.

3. PLACE OF PAYMENT. All amounts payable hereunder shall be payable by wire transfer to the Administrative Agent, on behalf and for the benefit of the Lender, at the Administrative Agent's Payment Office, or such other place of payment as may be specified by the Lender in writing.

4. APPLICATION OF PAYMENTS; ACCELERATION. Payments on this Note shall be applied in the manner set forth in the Loan Agreement. Without limiting the generality of Section 1 of this Note, the Loan Agreement contains provisions for acceleration of the maturity of the principal amount of the Lender Advances upon the occurrence of certain stated events.

Each Lender Advance made by the Lender to the Borrowers pursuant to the Loan Agreement shall be recorded by the Lender on its books and records. The failure of the Lender to record any




                                     A-1.1
repayment made on account of the principal balance thereof shall not limit or otherwise affect the obligation of STP under this Note and under the Loan Agreement to pay the principal, interest and other amounts due and payable thereunder.

Any principal repayment of or interest payment on the Lender Advances not paid when due or within the applicable cure period, if any, whether at stated maturity, by acceleration or otherwise, shall, at the option of the Required Lenders, thereafter bear interest at the default rate determined pursuant to
Section 2.4(c) of the Loan Agreement.

5. SECURED NOTE. The full amount of this Note is secured by the Collateral identified and described as security therefor in the Loan Documents executed by and delivered by STP. STP shall not, directly or indirectly, suffer or permit to be created or to remain, and shall promptly discharge, any Lien on or in the Collateral, or in any portion thereof, except as expressly permitted in the Loan Documents. In addition, STP shall not suffer any other matter whereby an interest of the Administrative Agent, the Collateral Agent or any Lender under any of the Loan Documents in the Collateral or in any Lien granted to the Administrative Agent or the Collateral Agent, for the benefit of the Lenders, the Administrative Agent and the Collateral Agent or to any Lender pursuant to any of the Loan Documents, might be impaired, except as expressly permitted pursuant to such Loan Document.

6. DEFAULT. STP's failure to pay timely any of the principal amount due under this Note when the same becomes due and payable or failure to pay timely any accrued interest or other amounts due under this Note on the date the same becomes due and payable or within three (3) Business Days thereafter shall constitute a default under this Note. Upon the occurrence of a default hereunder or an Event of Default under the Loan Agreement or any of the other Loan Documents, all unpaid principal, accrued interest and other amounts owing hereunder shall be collectible by the Lender, the Collateral Agent or the Administrative Agent, on behalf and for the benefit of the Lender, pursuant to the Loan Agreement and applicable law.

7. WAIVER. STP hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred by or on behalf of the Lender, including, without limitation, reasonable attorneys' fees, costs and other expenses.

The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

8. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.


                                     A-1.2

9. SUCCESSORS AND ASSIGNS. The provisions of this Note shall inure to the benefit of and be binding on any successor to STP and shall extend to any holder hereof.


STP:                                STRATEGIC TIMBER PARTNERS, LP
                                    a Delaware limited partnership,

                                    By:  STRATEGIC TIMBER OPERATING CO., a
                                    Delaware corporation, its general partner




                                    By:
                                       -----------------------------------------
                                    Printed Name:
                                                 -------------------------------
                                    Title:
                                          --------------------------------------



                                     A-1.3

                                   EXHIBIT A-1

                      FORM OF REVOLVING LOAN NOTE (PIONEER)

                               ([NAME OF LENDER])

U.S. $[____________]                                     ____________, _________

PIONEER RESOURCES, LLC, an Oregon limited liability company ("Pioneer") for value received hereby promises to pay to the order of [NAME OF LENDER] (the "Lender"), in lawful money of the United States of America, the aggregate principal amount of all Revolving Loans (such Revolving Loans made by the Lender being referred to herein as the "Lender Advances") made or maintained by the Lender pursuant to the Loan Agreement (as defined below), payable on the dates, in the amounts and in the manner set forth below.

This promissory note (the "Note") is one of the Notes referred to in that certain Loan Agreement dated as of April __, 1999 (as the same may from time to time be amended, modified, supplemented or restated, the "Loan Agreement"), by and among Pioneer and STRATEGIC TIMER PARTNERS, LP, a Delaware limited partnership ("STP"; and collectively with Pioneer, the "Borrowers"), as co-borrowers, the banks, financial institutions and other institutional lenders from time to time party thereto and named as Lenders therein (the "Lenders"), and ABN AMRO Bank N.V., not in its individual capacity, but solely in its capacity as administrative agent on behalf of the Lenders (in such capacity, the "Administrative Agent"). All capitalized terms used but not defined herein shall have the meaning given to them in the Loan Agreement.

1. PRINCIPAL PAYMENTS. All payments of the principal amount of the Lender Advances shall be made in lawful money of the United States of America and shall be due and payable on the date(s) determined pursuant to the Loan Agreement.

2. INTEREST RATE. Pioneer further promises to pay interest on the sum of the daily unpaid principal balance of the Lender Advances outstanding on each day in lawful money of the United States of America, from the date of this Note until all such principal amounts shall have been repaid in full, which interest shall be payable at the rates per annum and on the dates determined pursuant to the Loan Agreement.

3. PLACE OF PAYMENT. All amounts payable hereunder shall be payable by wire transfer to the Administrative Agent, on behalf and for the benefit of the Lender, at the Administrative Agent's Payment Office, or such other place of payment as may be specified by the Lender in writing.

4. APPLICATION OF PAYMENTS; ACCELERATION. Payments on this Note shall be applied in the manner set forth in the Loan Agreement. Without limiting the generality of Section 1 of this Note, the Loan Agreement contains provisions for acceleration of the maturity of the principal amount of the Lender Advances upon the occurrence of certain stated events.

Each Lender Advance made by the Lender to the Borrowers pursuant to the Loan Agreement shall be recorded by the Lender on its books and records. The failure of the Lender to record any



                                     A-1.4
repayment made on account of the principal balance thereof shall not limit or otherwise affect the obligation of Pioneer under this Note and under the Loan Agreement to pay the principal, interest and other amounts due and payable thereunder.

Any principal repayment of or interest payment on the Lender Advances not paid when due or within the applicable cure period, if any, whether at stated maturity, by acceleration or otherwise, shall, at the option of the Required Lenders, thereafter bear interest at the default rate determined pursuant to
Section 2.4(c) of the Loan Agreement.

5. SECURED NOTE. The full amount of this Note is secured by the Collateral identified and described as security therefor in the Loan Documents executed by and delivered by Pioneer. Pioneer shall not, directly or indirectly, suffer or permit to be created or to remain, and shall promptly discharge, any Lien on or in the Collateral, or in any portion thereof, except as expressly permitted in the Loan Documents. In addition, Pioneer shall not suffer any other matter whereby an interest of the Administrative Agent, the Collateral Agent or any Lender under any of the Loan Documents in the Collateral or in any Lien granted to the Administrative Agent or the Collateral Agent, for the benefit of the Lenders, the Administrative Agent and the Collateral Agent or to any Lender pursuant to any of the Loan Documents, might be impaired, except as expressly permitted pursuant to such Loan Document.

6. DEFAULT. Pioneer's failure to pay timely any of the principal amount due under this Note when the same becomes due and payable or failure to pay timely any accrued interest or other amounts due under this Note on the date the same becomes due and payable or within three (3) Business Days thereafter shall constitute a default under this Note. Upon the occurrence of a default hereunder or an Event of Default under the Loan Agreement or any of the other Loan Documents, all unpaid principal, accrued interest and other amounts owing hereunder shall be collectible by the Lender, the Collateral Agent or the Administrative Agent, on behalf and for the benefit of the Lender, pursuant to the Loan Agreement and applicable law.

7. WAIVER. Pioneer hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred by or on behalf of the Lender, including, without limitation, reasonable attorneys' fees, costs and other expenses.

The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

8. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.



                                     A-1.5

9. SUCCESSORS AND ASSIGNS. The provisions of this Note shall inure to the benefit of and be binding on any successor to Pioneer and shall extend to any holder hereof.

Pioneer:

                                    PIONEER RESOURCES, LLC,
                                    An Oregon limited liability company


                                    By:
                                       -----------------------------------------
                                    Printed Name:
                                                 -------------------------------
                                    Title:
                                          --------------------------------------



                                     A-1.6

                                   EXHIBIT A-2

                          FORM OF TERM LOAN NOTE (STP)

                               ([NAME OF LENDER])

U.S. $[____________]                                     ____________, _________

STRATEGIC TIMBER PARTNERS, LP, a Delaware limited partnership ("STP") for value received hereby promises to pay to the order of [NAME OF LENDER] (the "Lender"), in lawful money of the United States of America, the aggregate principal amount of all Term Loans (such Loans made by the Lender being referred to herein as the "Lender Advances") made or maintained by the Lender pursuant to the Loan Agreement (as defined below), payable on the dates, in the amounts and in the manner set forth below.

This promissory note (the "Note") is one of the Notes referred to in that certain Loan Agreement dated as of April __, 1999 (as the same may from time to time be amended, modified, supplemented or restated, the "Loan Agreement"), by and among STP and PIONEER RESOURCES, LLC, an Oregon limited liability company ("Pioneer"; and collectively with STP, the "Borrowers"), as co-borrowers, the banks, financial institutions and other institutional lenders from time to time party thereto and named as Lenders therein (the "Lenders"), and ABN AMRO Bank N.V., not in its individual capacity, but solely in its capacity as administrative agent on behalf of the Lenders (in such capacity, the "Administrative Agent"). All capitalized terms used but not defined herein shall have the meaning given to them in the Loan Agreement.

1. PRINCIPAL PAYMENTS. All payments of the principal amount of the Lender Advances shall be made in lawful money of the United States of America and shall be due and payable on the date(s) determined pursuant to the Loan Agreement.

2. INTEREST RATE. STP further promises to pay interest on the sum of the daily unpaid principal balance of the Lender Advances outstanding on each day in lawful money of the United States of America, from the date of this Note until all such principal amounts shall have been repaid in full, which interest shall be payable at the rates per annum and on the dates determined pursuant to the Loan Agreement.

3. PLACE OF PAYMENT. All amounts payable hereunder shall be payable by wire transfer to the Administrative Agent, on behalf and for the benefit of the Lender, at the Administrative Agent's Payment Office, or such other place of payment as may be specified by the Lender in writing.

4. APPLICATION OF PAYMENTS; ACCELERATION. Payments on this Note shall be applied in the manner set forth in the Loan Agreement. Without limiting the generality of Section 1 of this Note, the Loan Agreement contains provisions for acceleration of the maturity of the principal amount of the Lender Advances upon the occurrence of certain stated events.

Each Lender Advance made by the Lender to the Borrowers pursuant to the Loan Agreement shall be recorded by the Lender on its books and records. The failure of the Lender to record any


                                     A-2.1
repayment made on account of the principal balance thereof shall not limit or otherwise affect the obligation of STP under this Note and under the Loan Agreement to pay the principal, interest and other amounts due and payable thereunder.

Any principal repayment of or interest payment on the Lender Advances not paid when due or within the applicable cure period, if any, whether at stated maturity, by acceleration or otherwise, shall, at the option of the Required Lenders, thereafter bear interest at the default rate determined pursuant to
Section 2.4(c) of the Loan Agreement.

5. SECURED NOTE. The full amount of this Note is secured by the Collateral identified and described as security therefor in the Loan Documents executed by and delivered by STP. STP shall not, directly or indirectly, suffer or permit to be created or to remain, and shall promptly discharge, any Lien on or in the Collateral, or in any portion thereof, except as expressly permitted in the Loan Documents. In addition, STP shall not suffer any other matter whereby an interest of the Administrative Agent, the Collateral Agent or any Lender under any of the Loan Documents in the Collateral or in any Lien granted to the Administrative Agent or the Collateral Agent, for the benefit of the Lenders, the Administrative Agent and the Collateral Agent or to any Lender pursuant to any of the Loan Documents, might be impaired, except as expressly permitted pursuant to such Loan Document.

6. DEFAULT. STP's failure to pay timely any of the principal amount due under this Note when the same becomes due and payable or failure to pay timely any accrued interest or other amounts due under this Note on the date the same becomes due and payable or within three (3) Business Days thereafter shall constitute a default under this Note. Upon the occurrence of a default hereunder or an Event of Default under the Loan Agreement or any of the other Loan Documents, all unpaid principal, accrued interest and other amounts owing hereunder shall be collectible by the Lender, the Collateral Agent or the Administrative Agent, on behalf and for the benefit of the Lender, pursuant to the Loan Agreement and applicable law.

7. WAIVER. STP hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred by or on behalf of the Lender, including, without limitation, reasonable attorneys' fees, costs and other expenses.

The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

8. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.



                                     A-2.2

9. SUCCESSORS AND ASSIGNS. The provisions of this Note shall inure to the benefit of and be binding on any successor to STP and shall extend to any holder hereof.

STP:                                STRATEGIC TIMBER PARTNERS, LP
                                    a Delaware limited partnership,

                                    By:  STRATEGIC TIMBER OPERATING CO., a
                                    Delaware corporation, its general partner




                                    By:
                                       -----------------------------------------
                                    Printed Name:
                                                 -------------------------------
                                    Title:
                                          --------------------------------------




                                     A-2.3

                                   EXHIBIT A-2

                        FORM OF TERM LOAN NOTE (PIONEER)

                               ([NAME OF LENDER])

U.S. $[____________]                                     ____________, _________

PIONEER RESOURCES, LLC, an Oregon limited liability company ("Pioneer") for value received hereby promises to pay to the order of [NAME OF LENDER] (the "Lender"), in lawful money of the United States of America, the aggregate principal amount of all Loans (such Loans made by the Lender being referred to herein as the "Lender Advances") made or maintained by the Lender pursuant to the Loan Agreement (as defined below), payable on the dates, in the amounts and in the manner set forth below.

This promissory note (the "Note") is one of the Notes referred to in that certain Loan Agreement dated as of April __, 1999 (as the same may from time to time be amended, modified, supplemented or restated, the "Loan Agreement"), by and among Pioneer and STRATEGIC TIMER PARTNERS, LP, a Delaware limited partnership ("STP"; and collectively with Pioneer, the "Borrowers"), as co-borrowers, the financial institutions from time to time party thereto and named as Lenders therein (the "Lenders"), and ABN AMRO Bank N.V., not in its individual capacity, but solely in its capacity as administrative agent on behalf of the Lenders (in such capacity, the "Administrative Agent"). All capitalized terms used but not defined herein shall have the meaning given to them in the Loan Agreement.

1. PRINCIPAL PAYMENTS. All payments of the principal amount of the Lender Advances shall be made in lawful money of the United States of America and shall be due and payable on the date(s) determined pursuant to the Loan Agreement.

2. INTEREST RATE. Pioneer further promises to pay interest on the sum of the daily unpaid principal balance of the Lender Advances outstanding on each day in lawful money of the United States of America, from the date of this Note until all such principal amounts shall have been repaid in full, which interest shall be payable at the rates per annum and on the dates determined pursuant to the Loan Agreement.

3. PLACE OF PAYMENT. All amounts payable hereunder shall be payable by wire transfer to the Administrative Agent, on behalf and for the benefit of the Lender, at the Administrative Agent's Payment Office, or such other place of payment as may be specified by the Lender in writing.

4. APPLICATION OF PAYMENTS; ACCELERATION. Payments on this Note shall be applied in the manner set forth in the Loan Agreement. Without limiting the generality of Section 1 of this Note, the Loan Agreement contains provisions for acceleration of the maturity of the principal amount of the Lender Advances upon the occurrence of certain stated events.

Each Lender Advance made by the Lender to the Borrowers pursuant to the Loan Agreement shall be recorded by the Lender on its books and records. The failure of the Lender to record any



                                     A-2.4
repayment made on account of the principal balance thereof shall not limit or otherwise affect the obligation of Pioneer under this Note and under the Loan Agreement to pay the principal, interest and other amounts due and payable thereunder.

Any principal repayment of or interest payment on the Lender Advances not paid when due or within the applicable cure period, if any, whether at stated maturity, by acceleration or otherwise, shall, at the option of the Required Lenders, thereafter bear interest at the default rate determined pursuant to
Section 2.4(c) of the Loan Agreement.

5. SECURED NOTE. The full amount of this Note is secured by the Collateral identified and described as security therefor in the Loan Documents executed by and delivered by Pioneer. Pioneer shall not, directly or indirectly, suffer or permit to be created or to remain, and shall promptly discharge, any Lien on or in the Collateral, or in any portion thereof, except as expressly permitted in the Loan Documents. In addition, Pioneer shall not suffer any other matter whereby an interest of the Administrative Agent, the Collateral Agent or any Lender under any of the Loan Documents in the Collateral or in any Lien granted to the Administrative Agent or the Collateral Agent, for the benefit of the Lenders, the Administrative Agent and the Collateral Agent or to any Lender pursuant to any of the Loan Documents, might be impaired, except as expressly permitted pursuant to such Loan Document.

6. DEFAULT. Pioneer's failure to pay timely any of the principal amount due under this Note when the same becomes due and payable or failure to pay timely any accrued interest or other amounts due under this Note on the date the same becomes due and payable or within three (3) Business Days thereafter shall constitute a default under this Note. Upon the occurrence of a default hereunder or an Event of Default under the Loan Agreement or any of the other Loan Documents, all unpaid principal, accrued interest and other amounts owing hereunder shall be collectible by the Lender, the Collateral Agent or the Administrative Agent, on behalf and for the benefit of the Lender, pursuant to the Loan Agreement and applicable law.

7. WAIVER. Pioneer hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred by or on behalf of the Lender, including, without limitation, reasonable attorneys' fees, costs and other expenses.

The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

8. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.





                                     A-2.5

9. SUCCESSORS AND ASSIGNS. The provisions of this Note shall inure to the benefit of and be binding on any successor to Pioneer and shall extend to any holder hereof.

                                    Pioneer:

                                    PIONEER RESOURCES, LLC, an Oregon limited liability company

                                    By:
                                       -----------------------------------------
                                    Printed Name:
                                                 -------------------------------
                                    Title:
                                          --------------------------------------






                                     A-2.6

                                    EXHIBIT B

                               NOTICE OF BORROWING

                                                            Date:_______________

To:      ABN AMRO Bank N.V., as Administrative Agent for the Lenders
         Agency Services
         1325 Avenue of the Americas, 9th Floor
         New York, NY  10019
         Attention:  Linda Boardman
         Telephone:  212/314-1724
         Facsimile:  212/314-1712

Re: The Loan Agreement dated as of April __, 1999 (as the same may from time to time be amended, modified or supplemented or restated, the "Loan Agreement"), by and among Strategic Timber Partners, LP, a Delaware limited partnership, and Pioneer Resources, LLC, an Oregon limited liability company (collectively, the "Borrowers"), as co-borrowers, the banks, financial institutions and other institutional lenders from time to time party thereto and referred to as Lenders therein, and ABN AMRO BANK N.V., not in its individual capacity, but solely as Administrative Agent for the benefit of the Lenders

Ladies and Gentlemen:

The undersigned Borrowers refer to the Loan Agreement, the terms defined therein used herein as defined, and each hereby give you notice irrevocably, pursuant to
SECTION 2.5 of the Loan Agreement, of the Borrowing of a Revolving Loan as specified herein:

         1. The Funding Date, which shall be a Business Day, of the requested Borrowing is __________________, 199_/200_.

         2.       The aggregate amount of the requested Borrowing is $_________.

         3. The requested Borrowing shall consist of $ _____________ of Base Rate Loans and $_________ of LIBOR Loans.


         4. The duration of the Interest Period for the LIBOR Loans included in the requested Borrowing shall be ___ months.

         5. The Designated Deposit Account to which proceeds of the Loans are to be transferred together with wiring instructions are:



                                      B.1

         Bank:             [____________________]
         Account No.:      [____________________]
         ABA NO.:          [____________________]
         Reference:        [____________________]


The undersigned hereby each certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

         (A) the representations and warranties of the Borrowers contained in ARTICLE V of the Loan Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date);

         (B) no Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing; and

         (C) the requested Borrowing will not exceed, as of the designated Funding Date, the lesser of (i) the Borrowing Base Availability then in effect, or (ii) the Aggregate Commitment.

                           STRATEGIC TIMBER PARTNERS, LP,
                           a Delaware limited partnership,

                                    By: STRATEGIC TIMBER OPERATING CO.,
                                    a Delaware corporation, its general partner



                                    By:
                                       -----------------------------------------
                                    Printed Name:
                                                 -------------------------------
                                    Title:
                                          --------------------------------------

                           PIONEER RESOURCES, LLC
                           an Oregon limited liability company,

                                    By:
                                       -----------------------------------------
                                    Printed Name:
                                                 -------------------------------
                                    Title:
                                          --------------------------------------



                                      B.2

                                    EXHIBIT C

                                 BORROWING BASE

                                                         Date:__________________

To:      ABN AMRO Bank N.V., as Administrative Agent for the Lenders
         Agency Services
         1325 Avenue of the Americas, 9th Floor
         New York, NY  10019
         Attention:  Linda Boardman
         Telephone:  212/314-1724
         Facsimile:  212/314-1712


RE: The Loan Agreement dated as of April __, 1999 (as the same may from time to time be amended, modified or supplemented or restated, the "Loan Agreement"), by and among Strategic Timber Partners, LP, a Delaware limited partnership, and Pioneer Resources, LLC, an Oregon limited liability company (collectively, the "Borrowers"), as co-borrowers, the banks, financial institutions and other institutional lenders from time to time party thereto and referred to as Lenders therein, and ABN AMRO BANK N.V., not in its individual capacity, but solely as Administrative Agent for the benefit of the Lenders

Ladies and Gentlemen:

Reference is made to the Loan Agreement. Capitalized terms used but not defined in this Borrowing Base Certificate shall have the respective meanings given to them in the Loan Agreement.

Pursuant to SECTION 7.1(E) of the Loan Agreement, the Borrowers, by their respective undersigned chief financial officers, hereby certify that the information furnished in SCHEDULE 1 attached hereto and incorporated herein by this reference is true, accurate and complete as of __________, ____ and that:

         1. Except as disclosed in SCHEDULE 2 attached hereto and incorporated herein by this reference, all representations and warranties stated in ARTICLE V of the Loan Agreement and in each other Loan Document are true, correct and complete to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which event they shall be true, correct and complete as of such earlier date; and provided further that the representations and warranties set forth in SECTION 5.7 of the Loan Agreement shall be deemed to be made with respect to the financial statements most recently delivered to the Administrative Agent pursuant to SECTIONS 7.1(A) and 7.1(B), as applicable, of the Loan Agreement.

         2. As of the date hereof, no Default or Event of Default has occurred and is continuing.



                                      C.1

         IN WITNESS WHEREOF, this Borrowing Base Certificate is executed by the undersigned this _____ day of _______________ _____.

                           STRATEGIC TIMBER PARTNERS, LP, a
                           Delaware limited partnership,

                                    By: STRATEGIC TIMBER OPERATING CO.,
                                    a Delaware corporation, its general partner



                                    By:
                                       -----------------------------------------
                                    Printed Name:
                                                 -------------------------------
                                    Title:
                                          --------------------------------------





                                    PIONEER RESOURCES, LLC
                                    an Oregon limited liability company,

                                    By:
                                       -----------------------------------------
                                    Printed Name:
                                                 -------------------------------
                                    Title:
                                          --------------------------------------



                                      C.2

                                   SCHEDULE 1

                          TO BORROWING BASE CERTIFICATE

                           DATED [____________, ____]

                           BORROWING BASE AVAILABILITY

I.       A.       Contract price of all Timber sold forward
                  Under Eligible Timber Agreements (as such
                  terms are defined in the Loan Agreement)                      $
                                                                                 ----------------


         B.       An amount equal to 80% x (Line IA)                            $
                                                                                 ----------------


II.      A.       An amount equal to the Value of Merchantable Timber           $
                                                                                 ----------------


         B.       (i) From Closing through April 30, 2000, an amount
                  equal to 60% x (Line II.A)                                    $
                                                                                 ----------------


                  (ii)  From May 1, 2000 through April 30, 2001,
                  an amount equal to 58% x (Line II.A)                          $
                                                                                 ----------------


                  (iii) From May 1, 2001 through April 30, 2002,
                  an amount equal to 56% x (Line II.A)                          $
                                                                                 ----------------


                  (iv) From May 1, 2002 through April 30, 2003,
                  an amount equal to 54% x (Line II.A)                          $
                                                                                 ----------------


                  (v) From May 1, 2003 through the Maturity Date,
                  an amount equal to 52% x (Line II.A)                          $
                                                                                 ----------------


III.     BORROWING BASE

         A.       (i) From Closing through April 30, 2000, an amount
                  equal to the sum of Line I.B and Line II.B(i)                 $
                                                                                 ----------------



                                      C.3

                  (ii)  From May 1, 2000 through April 30, 2001, an
                  amount equal to the sum of Line I.B and Line II.B(ii)         $
                                                                                 ----------------


                  (iii)  From May 1, 2001 through April 30, 2002, an
                  amount equal to the sum of Line I.B  and Line II.B(iii)       $
                                                                                 ----------------


                  (iv)  From May 1, 2002 through April 30, 2003, an
                  amount equal to the sum of Line I.B and Line II.B(iv)         $
                                                                                 ----------------


                  (v) From May 1, 2003 through the Maturity Date,
                  an amount equal to the sum of Line I.B and Line II.B(v)       $
                                                                                 ----------------


         B.       Aggregate principal amount of all outstanding Loans
                  (without taking into account the requested Borrowing)         $
                                                                                 ----------------


         C.       Aggregate principal of all other outstanding Funded Debt
                  (without taking into account the Loans outstanding under the
                  Loan Agreement)                                               $
                                                                                 ----------------


         D.       An amount equal to Line III.B plus Line III.C                 $
                                                                                 ----------------


         E.       An amount equal to Line III.A minus Line III.D                $
                                                                                 ----------------


         F.       Aggregate Revolving Commitment Amount                         $175,000,000


         G.       Amount Available for Borrowing under Revolving
                  Credit Facility:  An amount equal to the lesser of
                   Lines III.E and III.F                                        $
                                                                                 ----------------


         H.       Amount of requested Borrowing of Revolving Loans              $
                                                                                 ----------------


                           STRATEGIC TIMBER PARTNERS, LP, a
                           Delaware limited partnership,

                                    By: STRATEGIC TIMBER OPERATING CO.,
                                    a Delaware corporation, its general partner



                                    By:
                                       -----------------------------------------
                                    Printed Name:
                                                 -------------------------------
                                    Title:
                                          --------------------------------------


                                      C.4

                                    PIONEER RESOURCES, LLC
                                    an Oregon limited liability company,

                                    By:
                                       -----------------------------------------
                                    Printed Name:
                                                 -------------------------------
                                    Title:
                                          --------------------------------------



                                      C.5

                                   SCHEDULE 2

                          TO BORROWING BASE CERTIFICATE

                         DATED _____________ ___, ______

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES



                                      C.6

                                    EXHIBIT D

                             COMPLIANCE CERTIFICATE

                          __________________, 199_/200_

To:      ABN AMRO Bank N.V., as Administrative Agent for the Lenders
         Agency Services
         1325 Avenue of the Americas, 9th Floor
         New York, NY  10019
         Attention:  Linda Boardman
         Telephone:  212/314-1724
         Facsimile:  212/314-1712

Re: The Loan Agreement dated as of April __, 1999 (as the same may from time to time be amended, modified or supplemented or restated, the "Loan Agreement"), by and among Strategic Timber Partners, LP, a Delaware limited partnership, and Pioneer Resources, LLC, an Oregon limited liability company (collectively, the "Borrowers"), as co-borrowers, the banks, financial institutions and other institutional lenders from time to time party thereto and referred to as Lenders therein, and ABN AMRO BANK N.V., not in its individual capacity, but solely as Administrative Agent for the benefit of the Lenders

Ladies and Gentlemen:

Reference is made to the Loan Agreement. Capitalized terms used in this Compliance Certificate have the same meaning when used herein as given to them in the Loan Agreement.

Pursuant to SECTION 7.1(D) of the Loan Agreement, the Borrowers, by their respective undersigned chief financial officers, acting solely in such capacities, hereby certify that the information furnished in SCHEDULE 1 attached hereto and incorporated herein by this reference was true, accurate and complete as of the last date of the Fiscal Quarter immediately preceding the date of this Compliance Certificate and that:

         1. Each undersigned chief financial officer has reviewed the terms of the Loan Agreement and the Notes and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and financial condition of the respective Borrower with which he or she is affiliated during the accounting period covered by financial statements delivered pursuant to SECTIONS 7.1(A) AND 7.1(B) of the Loan Agreement.

         2. All representations and warranties of the Borrowers stated in the Loan Agreement are true, accurate and complete as of the date hereof; provided, however, that those representations and warranties expressly referring to another date are true, accurate and complete as of such date; and provided further that the representations and warranties set forth in ARTICLE V of the Loan Agreement shall be deemed to be made with respect to the financial statements most recently delivered to the Administrative Agent pursuant to SECTIONS 7.1(A) and 7.1(B), as applicable, of the Loan Agreement.



                                      D.1

         3. Such reviews have not disclosed the existence during or at the end of such accounting period, and the undersigned do not have knowledge of the existence as of the date hereof of any Default or Event of Default, except for such conditions or events listed on SCHEDULE 2 attached hereto, specifying the nature and period of existence thereof and what action each of the Borrowers has taken, or is taking and proposes to take, if any, with respect thereto.

IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this ____ day of __________________, 199_/200_.

                           STRATEGIC TIMBER PARTNERS, LP, a
                           Delaware limited partnership,

                                    By: STRATEGIC TIMBER OPERATING CO.,
                                    a Delaware corporation, its general partner


                                    By:
                                       -----------------------------------------
                                    Printed Name:
                                                 -------------------------------
                                    Title:
                                          --------------------------------------


                                    PIONEER RESOURCES, LLC
                                    an Oregon limited liability company,

                                    By:
                                       -----------------------------------------
                                    Printed Name:
                                                 -------------------------------
                                    Title:
                                          --------------------------------------




                                      D.2

                      SCHEDULE 1 TO COMPLIANCE CERTIFICATE

                      DATED ___________________, 19__/200_

                      FINANCIAL COVENANTS OF THE BORROWERS



       For any computation of any financial covenant that includes in its computation the results from any of the Fiscal Quarters set forth below, the result used for such Fiscal Quarters shall be deemed to be the following:

                                                               DEEMED CAPITAL       DEEMED INTEREST         DEEMED
         FISCAL QUARTER ENDING           DEEMED EBITDDA         EXPENDITURES            EXPENSE         DISTRIBUTIONS
         September 30, 1998                $28,170,000            $787,000            $5,200,000           $3,892,000
         December 31, 1998                 $11,934,000            $400,000            $5,200,000           $3,892,000
         March 31, 1999                    $ 6,877,000            $176,000            $5,200,000           $3,892,000


I. MINIMUM INTEREST COVERAGE RATIO (SECTION 9.1) Measured for STP, on a consolidated basis, as of the last day of each Fiscal Quarter on a rolling four (4) Fiscal Quarter basis:

     (A) EBITDDA
         (I)      Net Income                                           $
                                                                        ----------------
         (II)     all amounts treated as expenses for
                  depreciation and the amortization of
                  intangibles of any kind to the extent
                  included in the determination of Net
                  Income                                               $
                                                                        ----------------
         (III)    all amounts treated as expenses for the
                  depletion of Timber from the Timberlands
                  owned by STP and its consolidated
                  Subsidiaries                                         $
                                                                        ----------------
         (IV)     Net Interest Expense to the extent
                  included in the determination of
                  Net Income                                           $
                                                                        ----------------
         (IV)     net taxes on income attributable
                  to the business of STP and its
                  Subsidiaries (including Pioneer)                     $
                                                                        ----------------

EBITDDA (Line (a)(i) plus line (a)(ii) plus line
        (a)(iii) plus line (a)(iv))                                    $
                                                                        ----------------

     (B)          Net Interest Expense                                 $
                                                                        ----------------

     (C)          Interest Coverage Ratio                                     :1.00
                  (Line I(a) divided by Line I(b))                      ----------------




                                      D.3

                         MINIMUM INTEREST COVERAGE RATIO

                  Fiscal Quarters                                        Minimum Interest Coverage Ratio
(Closing - March 31, 2000)                                                         2.00 to 1.00
(April 1, 2000 - June 30, 2000)                                                    2.25 to 1.00
(July 1, 2000 and thereafter)                                                      2.50 to 1.00


II. MAXIMUM LEVERAGE RATIO (SECTION 9.2) Measured for STP, on a consolidated basis, as of the last day of each Fiscal Quarter on a rolling four (4) Fiscal Quarter basis:

(A)      Total Funded Debt                                    $
                                                               -------------------------
(B)      EBITDDA (Line I(a))                                  $
                                                               -------------------------
(C)      Leverage Ratio (Line II(a) divided by Line II(b))                      :1.00
                                                              --------------------------

                             MAXIMUM LEVERAGE RATIO

                      Fiscal Quarters                                         Maximum Leverage Ratio
(Closing - June 30, 2000)                                                          6.00 to 1.00
(July 1, 2000 - September 30,                                                      5.50 to 1.00
 2001)
(October 1, 2001 and thereafter)                                                   5.00 to 1.00


III. MINIMUM FIXED CHARGE COVERAGE RATIO (SECTION 9.3) Measured for STP, on a consolidated basis, as of the last day of each Fiscal Quarter on a rolling four (4) Fiscal Quarter basis:

         (A)      EBITDDA (Line I(a))                                  $
                                                                        -------------------------
         (B)      Net Interest Expense (Line I(b))                     $
                                                                        -------------------------
         (C)      distributions by STP                                 $
                                                                        -------------------------
         (D)      Capital Expenditures (other than Acquisitions)       $
                                                                        -------------------------
         (E)      Fixed Charges (Line III(b) plus Line III(c) plus
                  Line III(d))                                         $
                                                                        -------------------------
A)       (F)      Fixed Charge Coverage Ratio
                  (Line III(a) divided by Line III(e))                           :1.00
                                                                        -------------------------


                       MINIMUM FIXED CHARGE COVERAGE RATIO

                  Fiscal Quarters                                     Minimum Fixed Charge Coverage Ratio
(Closing - June 30, 2000)                                                          1.00 to 1.00
(July 1, 2000 and thereafter)                                                      1.25 to 1.00



                                      D.4

                      SCHEDULE 2 TO COMPLIANCE CERTIFICATE

                      DATED ___________________, 19__/200_

                               LIST OF EXCEPTIONS

Condition(s) or event(s) constituting a Default or Event of Default:



Period of Existence:



Remedial action with respect to such condition or event:




                                      D.5

                                    EXHIBIT E

                        NOTICE OF CONVERSION/CONTINUATION

                                                  Date:_________________________

To:      ABN AMRO Bank N.V., as Administrative Agent for the Lenders
         Agency Services
         1325 Avenue of the Americas, 9th Floor
         New York, NY  10019
         Attention:  Linda Boardman
         Telephone:  212/314-1724
         Facsimile:  212/314-1712

Re: The Loan Agreement dated as of April __, 1999 (as the same may from time to time be amended, modified or supplemented or restated, the "Loan Agreement"), by and among Strategic Timber Partners, LP, a Delaware limited partnership, and Pioneer Resources, LLC, an Oregon limited liability company (collectively, the "Borrowers"), as co-borrowers, the banks, financial institutions and other institutional lenders from time to time party thereto and referred to as Lenders therein, and ABN AMRO BANK N.V., not in its individual capacity, but solely as Administrative Agent for the benefit of the Lenders

Ladies and Gentlemen:

The undersigned Borrowers refer to the Loan Agreement, the terms defined therein being used herein as therein defined, and hereby each gives you notice irrevocably, pursuant to SECTION 2.6 of the Loan Agreement, of the [conversion] [continuation] of the Loans specified herein, that:

         1. The date of the [conversion] [continuation] is ________________, 19__/200_.

         2. The aggregate amount of the proposed Loans [converted] is $_____________ or [continued] is $__________________.

         3. The Loans are to be [converted into] [continued as] [LIBOR] [Base Rate] Loans.

         4. [If applicable:] The duration of the Interest Period for the LIBOR Loans included in the [conversion] [continuation] shall be ___________ months.

The undersigned hereby each certifies that the following statements are true on the date hereof, and will be true on the date of the proposed [conversion] [continuation], before and after giving effect thereto and to the application of the proceeds therefrom:

         (A) the representations and warranties of the Borrowers contained in ARTICLE V of the Loan Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); and



                                       E.1

         (B) no Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing.

                           STRATEGIC TIMBER PARTNERS, LP, a
                           Delaware limited partnership,

                                    By: STRATEGIC TIMBER OPERATING CO.,
                                    a Delaware corporation, its general partner



                                    By:
                                       -----------------------------------------
                                    Printed Name:
                                                 -------------------------------
                                    Title:
                                          --------------------------------------

                                    PIONEER RESOURCES, LLC,
                                    an Oregon limited liability company,

                           By:
                              -----------------------------------------
                           Printed Name:
                                        -------------------------------
                           Title:
                                 --------------------------------------


                                      E.2

                                    EXHIBIT F

                       DESIGNATION OF RESPONSIBLE PERSONS

                                                                  April __, 1999



To:      ABN AMRO Bank N.V., as Administrative Agent for the Lenders
         Agency Services
         1325 Avenue of the Americas, 9th Floor
         New York, NY  10019
         Attention:  Linda Boardman
         Telephone:  212/314-1724
         Facsimile:  212/314-1712


RE: The Loan Agreement dated as of April __, 1999 (as the same may from time to time be amended, modified or supplemented or restated, the "Loan Agreement"), by and among Strategic Timber Partners, LP, a Delaware limited partnership, and Pioneer Resources, LLC, an Oregon limited liability company (collectively, the "Borrowers"), as co-borrowers, the banks, financial institutions and other institutional lenders from time to time party thereto and referred to as Lenders therein, and ABN AMRO BANK N.V., not in its individual capacity, but solely as Administrative Agent for the benefit of the Lenders

Ladies and Gentlemen:

Reference is made to the Loan Agreement, the terms defined therein being used herein as therein defined. Pursuant to the Loan Agreement, the undersigned Borrowers hereby appoint and designate the following persons to be the "Responsible Persons" of the Borrowers:

Responsible Person                  Signature                  Title/Position

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                      F.1

Responsible Persons shall be the only persons authorized on behalf of the Borrowers to request Loans under the Loan Agreement, request changes in the rates of interest applicable thereto or to continue loans made thereunder, all as more fully set forth in the Loan Agreement.

                           Very truly yours,

                           STRATEGIC TIMBER PARTNERS, LP, a
                           Delaware limited partnership,

                                    By: STRATEGIC TIMBER OPERATING CO.,
                                    a Delaware corporation, its general partner



                                    By:
                                       -----------------------------------------
                                    Printed Name:
                                                 -------------------------------
                                    Title:
                                          --------------------------------------

                                    PIONEER RESOURCES, LLC,
                                    an Oregon limited liability company,

                           By:
                              -----------------------------------------
                           Printed Name:
                                        -------------------------------
                           Title:
                                 --------------------------------------


                                   F.2

                                    EXHIBIT G

                            ASSIGNMENT AND ACCEPTANCE

ASSIGNMENT AND ACCEPTANCE dated ,199_/200_ between_______________________ (the "Assignor") and ________________ (the "Assignee").

                              PRELIMINARY STATEMENT

         A. This Assignment and Acceptance is being executed and delivered in accordance with and with reference to SECTION 12.11(A) of the Loan Agreement (as from time to time amended, modified, supplemented or restated, the "Loan Agreement") dated as of April __, 1999, by and among Strategic Timber Partners, LP, a Delaware limited partnership, and Pioneer Resources, LLC, an Oregon limited liability company (collectively, the "Borrowers"), as co-borrowers, the banks, financial institutions and other institutional lenders from time to time party thereto and referred to as Lenders therein, and ABN AMRO BANK N.V., not in its individual capacity, but solely as Administrative Agent for the benefit of the Lenders

         B. The Assignor is a Lender under and as defined in the Loan Agreement and, as such, presently has outstanding Loans under its Revolving Loan Commitment and its Term Loan Commitment under the Loan Agreement as set forth in
SCHEDULE I to this Assignment and Acceptance.

         C. On the terms and conditions set forth below, the Assignor desires to sell and assign to the Assignee, and the Assignee desires to purchase and assume from the Assignor, a ______%1 interest (the "Assigned Percentage") in and to all of the Assignor's rights and obligations in, to and under the Loan Agreement and the other Loan Documents as of the Effective Date (as defined below).

         D. After giving effect to such assignment, the outstanding Revolving Loans and Term Loans of the Assignor and the Assignee under the Loan Agreement will be as set forth in SCHEDULE II to this Assignment and Acceptance.

NOW THEREFORE, the Assignor and the Assignee hereby agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee WITHOUT RECOURSE, and the Assignee hereby purchases and assumes from the Assignor, the Assigned Percentage of the Assignor's rights and obligations under the Loan Agreement as of the Effective Date.

         2. After the execution and delivery of this Assignment and Acceptance by the Assignee, the Assignor will, upon request of the Assignee, promptly provide to the Assignee copies of all Loan Documents and other documents not previously furnished to the Assignee that

--------
1 Specify percentage of ASSIGNOR'S INTEREST ONLY in total facility to accuracy on nine decimal points (for example, if Assignor has a 25% interest in the total facility and 50% of that is being assigned, then complete the blank "50%", not "12.5%").



                                      G.1
were delivered to such Assignor pursuant to the conditions precedent set forth in ARTICLE IV of the Loan Agreement.

         3.       THE ASSIGNOR:

         (A) represents and warrants that as of the date hereof the amount of its Revolving Loan Commitment and its Term Loan Commitment (without giving effect to assignments thereof which have not yet become effective) is as set forth in SCHEDULE III to this Assignment and Acceptance;

         (B) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim;

         (C) represents and warrants that the copies of the Loan Agreement and any other Loan Documents delivered by Assignor to Assignee are true and correct copies of such documents;

         (D) makes no representations or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or any other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other Loan Document furnished pursuant thereto; and

         (E) makes no representations or warranty and assumes no responsibility with respect to the financial condition of the Borrowers, or the performance or observance by the Borrowers under the Loan Agreement or any other Loan Document furnished pursuant thereto.

         4.       THE ASSIGNEE:

         (A)      represents and warrants that it is an Eligible Assignee;

         (B) confirms that it has received a copy of the Loan Agreement, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter this Assignment and Acceptance;

         (C) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement or any other Loan Documents;

         (D) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and

                                      G.2

         (E) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement and the other Loan Documents are required to be performed by a Lender.

         5. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent and acceptance by the Borrowers. The proposed effective date for this Assignment and Acceptance shall be [_____________________].

         6. At or before 12:00 noon, local time of the Assignor on the proposed effective date, the Assignee shall have paid to the Assignor the purchase price agreed to by the Assignor and the Assignee by wire transfer (the "Purchase Price") and the Administrative Agent shall have accepted and recorded, and the Borrowers shall have accepted, this Assignment and Acceptance (the satisfaction of the foregoing two conditions on such date being the "Effective Date"). As of the Effective Date, (a) the Assignee shall be a party to the Loan Agreement and shall be entitled to the rights and benefits of the Loan Documents and, to the extent of the percentage assigned in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder, (b) the Assignor shall, to the extent of the percentage assigned in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Agreement and the other Loan Documents and (c) the amounts of the Revolving Loan Commitment and the Term Loan Commitment for each of the Assignor and Assignee (after giving effect to the assignment pursuant to this Assignment and Acceptance) will be as set forth in SCHEDULE IV to this Assignment and Acceptance. The Assignor shall retain all rights (including rights of indemnification) applicable to it under the Loan Agreement relating to credits extended, acts or omissions made, or other matters.

         7. Upon and after the Effective Date, the Administrative Agent shall make all payments under the Loan Agreement which are payable by the Administrative Agent for the account of the appropriate Lender to the appropriate Lenders severally in proportion to their respective percentages determined after giving effect to this assignment, when payment is due. The Assignor and Assignee shall make all appropriate adjustments in payments under the Loan Agreement and the other Loan Documents for periods prior to the Effective Date directly between themselves.

         8. Each of the parties to this Assignment and Acceptance agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment and Acceptance.

         9. This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of Illinois.



                                      G.3

IN WITNESS WHEREOF, each of the parties hereto has caused this Assignment and Acceptance to be executed and delivered by a duly authorized person on the date first set forth above.

ASSIGNOR:

                                    [NAME OF ASSIGNOR]

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


ASSIGNEE:

                                    [NAME OF ASSIGNOR]

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------



ACCEPTED this _____ day of

_________________, 199_/200_



ABN AMRO BANK N.V., as Administrative Agent



By:
   ---------------------------------

By:
   ---------------------------------
Title:
      ------------------------------


                                      G.4

                                    ACCEPTED this ___ day of ________________,
                                    199_/200_





                                    STRATEGIC TIMBER PARTNERS, LP, a

                                    Delaware limited partnership,

                                    By: STRATEGIC TIMBER OPERATING CO.,
                                    a Delaware corporation, its general partner


                                    By:
                                       -----------------------------------------
                                    Printed Name:
                                                 -------------------------------
                                    Title:
                                          --------------------------------------



                                    PIONEER RESOURCES, LLC,
                                    an Oregon limited liability company,

                                    By:
                                       -----------------------------------------
                                    Printed Name:
                                                 -------------------------------
                                    Title:
                                          --------------------------------------



                                      G.5

                                   SCHEDULE I

               ASSIGNOR'S OUTSTANDING LOANS (PRIOR TO ASSIGNMENT)



         Revolving Loans                                 $_______________

         Term Loans                                      $_______________



                                      G.6

                                   SCHEDULE II

         ASSIGNOR'S AND ASSIGNEE'S OUTSTANDING LOANS (AFTER ASSIGNMENT)



ASSIGNOR                                                      OUTSTANDING LOANS

         Revolving Loans                                      $_______________

         Term Loans                                           $_______________



ASSIGNEE

         Revolving Loans                                      $_______________

         Term Loans                                           $_______________



                                      G.7

                                  SCHEDULE III

               ASSIGNOR'S COMMITMENT AMOUNTS (PRIOR TO ASSIGNMENT)



         Revolving Loan Commitment          $_______________

         Term Loan Commitment               $_______________



                                      G.8

                                   SCHEDULE IV

         ASSIGNOR'S AND ASSIGNEE'S COMMITMENT AMOUNTS (AFTER ASSIGNMENT)

ASSIGNOR                                    REVISED COMMITMENT

Revolving Loan Commitment                   $_______________

Term Loan Commitment                        $_______________



ASSIGNEE                                    COMMITMENT

Revolving Loan Commitment                   $_______________

Term Loan Commitment                        $_______________



                                      G.9

                                    EXHIBIT H

                         NON-BANK LENDER TAX CERTIFICATE

Reference is hereby made to the Loan Agreement dated as of April __, 1999 (as the same may from time to time be amended, modified or supplemented or restated, the "Loan Agreement"), by and among Strategic Timber Partners, LP, a Delaware limited partnership, and Pioneer Resources, LLC, an Oregon limited liability company (collectively, the "Borrowers"), as co-borrowers, the banks, financial institutions and other institutional lenders from time to time party thereto and referred to as Lenders therein, and ABN AMRO BANK N.V., not in its individual capacity, but solely as Administrative Agent for the benefit of the Lenders. Pursuant to the provisions of SECTION 3.1(G) of the Loan Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in
Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.

                                    NAME OF LENDER:



                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                      H.1

                                    EXHIBIT I

                            TIMBER REPORT CERTIFICATE



To:      ABN AMRO Bank N.V., as Administrative Agent for the Lenders
         Agency Services
         1325 Avenue of the Americas, 9th Floor
         New York, NY  10019
         Attention:  Linda Boardman
         Telephone:  212/314-1724
         Facsimile:  212/314-1712


Re: The Loan Agreement dated as of April __, 1999 (as the same may from time to time be amended, modified or supplemented or restated, the "Loan Agreement"), by and among Strategic Timber Partners, LP, a Delaware limited partnership, and Pioneer Resources, LLC, an Oregon limited liability company (collectively, the "Borrowers"), as co-borrowers, the banks, financial institutions and other institutional lenders from time to time party thereto and referred to as Lenders therein, and ABN AMRO BANK N.V., not in its individual capacity, but solely as Administrative Agent for the benefit of the Lenders

Ladies and Gentlemen:

Reference is made to the Loan Agreement. Capitalized terms used in this Timber Report and Certificate have the same meaning when used herein as given to them in the Loan Agreement.

Pursuant to SECTION 7.1(F) of the Loan Agreement, the Borrowers, by their undersigned [chief financial officers], acting solely in such capacities, hereby certify that the information furnished herein was true, accurate and complete as of the last date of the Fiscal Quarter immediately preceding the date of this Timber Report Certificate and that:

         1. Attached hereto as EXHIBIT A is a summary of activity, including a breakdown of harvesting under stumpage agreements and under other types of agreements, under (a) all outstanding timber cutting contracts or log sale agreements or auctions or sales of logs conducted orally on the Timberlands whereby the undersigned, as seller, is or may become obligated to cut, harvest or otherwise remove Timber from the Timberlands and to sell or deliver such Timber to third Persons and (b) all Cutting Rights Agreements and Timber Sales Agreements;

         2. Attached hereto as EXHIBIT B is a report detailing the total amount of Timber cut since the Closing Date on a cumulative basis and during the previous Fiscal Quarter classified (a) by Timberlands parcel, (b) by species and
(c) by total volumes removed and acreage disposed of.

         3. Attached hereto as EXHIBIT C is a report describing all sales, exchanges and other dispositions of acreage or land during the previous Fiscal Quarter;


                                      I.1

         4. Attached hereto as EXHIBIT D is a report listing revenues generated and operating and other costs incurred and all cash and other proceeds received, by each Parcel from such cutting, harvesting, sale, exchange or other disposition during the previous Fiscal Quarter and any other receipts from operation of the Timberlands such as wood use fees;

         5. Attached hereto as EXHIBIT E is a summary of the status of Timber harvesting and similar permits applied for and received by the Borrower.

IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this day of , 199_/200_.

                           STRATEGIC TIMBER PARTNERS, LP, a
                           Delaware limited partnership,

                                    By: STRATEGIC TIMBER OPERATING CO.,
                                    a Delaware corporation, its general partner



                                    By:
                                       -----------------------------------------
                                    Printed Name:
                                                 -------------------------------
                                    Title:
                                          --------------------------------------

                                    PIONEER RESOURCES, LLC,
                                    an Oregon limited liability company,

                                    By:
                                       -----------------------------------------
                                    Printed Name:
                                                 -------------------------------
                                    Title:
                                          --------------------------------------


                                      I.2